                                                                    EXHIBIT 10.9

                           FIRST AMENDED AND RESTATED
                            WAREHOUSE LOAN AGREEMENT


     THIS FIRST AMENDED AND RESTATED WAREHOUSE LOAN AGREEMENT ("AGREEMENT") is made and entered into as of the 24TH DAY OF SEPTEMBER, 1997, between HOMEOWNERS MORTGAGE & EQUITY, INC., A DELAWARE CORPORATION ("BORROWER") D/B/A HOME, INC., and GUARANTY FEDERAL BANK, F.S.B., a federal savings bank ("GFB" or "BANK") and HOMECAPITAL INVESTMENT CORPORATION, a Nevada corporation ("GUARANTOR").

                              W I T N E S S E T H:

     WHEREAS, on JUNE 1, 1996, Borrower and Bank entered into that certain WAREHOUSE LOAN AGREEMENT (together with all amendments, modifications and restatements thereof, the "LOAN AGREEMENT") dated of even date therewith providing for a $2,000,000.00 credit facility (together with all increases, collectively, the "LOAN") and in connection with the execution of the Loan Agreement, Borrower executed that certain Promissory Note dated of even date (the "NOTE"), that certain Security Agreement ("SECURITY AGREEMENT") was executed by Borrower and Bank and a Financing Statement filed with the Secretary of State of Texas (the "FINANCING STATEMENT") together with all documents or instruments representing, evidencing or securing the Loan (the "LOAN DOCUMENTS");

     WHEREAS, (i) effective as of JULY 9, 1996 Bank and Borrower entered into that one certain FIRST AMENDMENT to the Loan Agreement whereby the loan amount was increased $10,000,000.00; (ii) effective as of SEPTEMBER 17, 1996 Bank and Borrower entered into that certain SECOND AMENDMENT to Loan Agreement; (iii) Bank, Borrower and Guarantor, effective as of OCTOBER 15, 1996 entered into that certain THIRD AMENDMENT to Loan Agreement whereby the loan amount was increased to $15,000,000.00; (iv) Bank, Borrower and Guarantor, effective as of JANUARY 31, 1997, entered into that certain FOURTH AMENDMENT to the Loan Agreement whereby the maturity date of the loan was extended to FEBRUARY 28, 1997; (v) Bank, Borrower and Guarantor, effective as of JANUARY 1, 1997, entered into that certain FIFTH AMENDMENT to the Loan Agreement modifying certain terms of the Loan Documents; (vi) Bank, Borrower and Guarantor, effective as of MAY 15, 1997, entered into that certain SIXTH AMENDMENT to the Loan Agreement modifying terms of the Loan Documents; (vii) Bank, Borrower and Guarantor, effective as of AUGUST 13, 1997, entered into that certain SEVENTH AMENDMENT to the Loan Agreement modifying terms of the Loan Documents;

     WHEREAS, Bank, Borrower and Guarantor desire through execution of this Agreement to integrate all prior amendments into this Agreement and modify certain other provisions of this Agreement and the Loan Documents;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and of the loans and Commitment of Bank hereinafter referred to, Borrower and Bank agree as follows:


                                    ARTICLE

                                 GENERAL TERMS

      SECTION 1.1 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the-following meanings, unless the context otherwise requires:

     "ADJUSTED TANGIBLE NET WORTH" shall mean, as of any date, the amount equal to (i) the sum of (A) the GAAP Net Worth of Borrower as of such date plus (B) an amount equal to ninety percent (90%) of the Capitalized Servicing of Borrower as of such date plus (C) an amount equal to ninety percent (90%) of the Excess Servicing
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Receivables of Borrower, minus (ii) the value of all Intangible Assets,
Capitalized Servicing, Excess Servicing Receivables and receivables from Affiliates of Borrower on such date.

     "ADVANCE" means a Warehouse Advance.

     "AFFILIATE" shall mean (i) any Person (hereinafter defined) directly or indirectly (through one or more intermediaries) controlling, controlled by or under common control, with the Person in question, which in the case of a Person which is a partnership, shall include each of the constituent partners, whether general or limited partners thereof, or (ii) any Person who is a director, shareholder, officer or employee of (a) such Person or (b) any person described in the preceding clause (i). The term "control", as used in the immediately preceding sentence, means, with respect to a corporation, any ownership interest which exceeds ten percent (10%) of the issued and outstanding stock in such corporation, and, with respect to an entity that is not a corporation, the possession, directly or indirectly, of any ownership interest which exceeds ten percent (10%) of the ownership interests in such entity.

     "AGENCY" means FNMA, FHLMC or GNMA.

     "AGENCY COMMITMENT" means a binding and enforceable agreement on the part of (a) FNMA or FHLMC to issue Mortgage Backed Securities in exchange for Mortgage Loans or (b) GNMA to guaranty Mortgage Backed Securities to be issued by the Borrower. Agency Commitment includes the FNMA Guide, the FHLMC Guide or the GNMA Guide, as applicable pursuant to which such Agency Commitment was issued.

     "AGENCY CUSTODIAN" means GFB in its capacity as document custodian on behalf of an Agency.

     "AGENCY FORMS" means forms promulgated by an Agency for use in connection with the delivery of Mortgage Loans and the issuance or guaranty of a Mortgage Backed Security pursuant to an Agency Commitment.

     "AGREEMENT" shall mean this Warehouse Loan Agreement, as the same may from time to time be amended or supplemented.

     "APPRAISAL" means a written statement as to the market value of the property upon which a Lien is granted pursuant to a Mortgage to secure a Mortgage Loan.

     "APPRAISAL LAWS AND REGULATIONS" means laws set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 and the Federal Deposit Insurance Corporation Improvement Act of 1991 and regulations promulgated by the Office of the Comptroller of the Currency (the "OCC") or any other Governmental Authority in connection therewith regarding Appraisals with respect to loans made by Persons regulated by the OCC.

     "AUSTIN CONTROLLED DISBURSEMENT ACCOUNT" shall mean that certain controlled disbursement account at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Controlled Disbursement Account-Wires No. 294018508 used by Borrower to fund Mortgage Loans by means of checks (prior to the earlier to occur of (a) Borrower's utilization of the Austin Funding Account - Checks and the Austin Funding Account - Wires together with absence of any Advance proceeds in the Austin Controlled Disbursement Account or (b) December 31, 1997 (such earlier date is hereinafter called, the "CONVERSION DATE")). Until the Conversion Date, the account shall be pledged to Lender and Frost National Bank shall waive any security interests and all said rights in such account.

     "AUSTIN EXISTING ACCOUNTS" shall mean the Austin Controlled Disbursement Account and the Austin Operating Account.

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

     "AUSTIN FUNDING ACCOUNT - WIRES" shall mean a certain account established by Borrower by December 31, 1997 at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Funding Account - Wires No. 591055526, to be used solely for the deposit of proceeds of Advances and such additional sums needed for the funding of Mortgage Notes by wire transfer by Borrower. The account shall be pledged at all times to Lender and Frost National Bank shall waive any security interests and offset rights in such account.

     "AUSTIN FUNDING ACCOUNT - CHECKS" shall mean a certain controlled disbursement account, established by Borrower by December 31, 1997 at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Funding Account - Wires No. 294038096, to be used solely for the deposit of proceeds of Advances and such additional funds needed for the funding of Mortgage Notes by checks by Borrower. The account shall be pledged at all times to Lender and Frost National Bank shall waive any security interests and offset rights in such account.

     "AUSTIN FUNDING ACCOUNTS" shall mean the Austin Funding Account - Wires and the Austin Funding Account - Checks.

     "AUSTIN OPERATING ACCOUNT" shall mean a certain account established by Borrower at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Operating Account - Wires No. 591044583. Until the Conversion Date, the account shall be pledged to Lender and Frost National Bank shall waive any security interests and offset rights in such account.

     "AVERAGE ADVANCES" shall mean for any period of time, the product of the following calculation, (a) the sum of the daily totals of outstanding Advances, divided by (b) the number of days in such period of time.

     "AVERAGE DEPOSIT BALANCES" means for any period of time, the average daily amount of free collected balances maintained in non-interest bearing demand deposit accounts in the name of Borrower or its Affiliates with Bank, including any escrow or custodial accounts held for third parties, after deducting float and balances required by Bank under its normal practices to compensate Bank for the maintenance of such accounts and taking into consideration all Reserve Requirements applicable to such accounts. Borrower represents and warrants to Bank that the only deposits made by such Borrower with Bank shall be deposits which shall not be subject to any legal requirement or contractual or regulatory provision (a) requiring payment of interest by any party or depository on such deposits, or (b) resulting in the classification of such deposits as special deposits rather than general deposits. Borrower represents and warrants to Bank that Borrower shall deposit with Bank only those funds for which Bank is an authorized depository under any material agreement of Borrower and all applicable laws and regulations.

     "BANK" shall have the meaning assigned to such term in the preamble hereof.

     "BASE RATE" means the rate of interest per annum equal to the base or prime rate for commercial loans as publicly announced from time to time by Bank, as the same may vary from time to time upward or downward with (and effective as of the date of) each announcement, without notice to Borrower or any guarantor (such rate being set by Bank as a general rate of reference, taking into account such factors as Bank may deem appropriate, it being understood that many of its commercial and other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any of Bank's customers and that it may make various commercial or other loans at rates of interest having no relationship to such rate), subject, however, to the right of Bank, at any time and from time to time, to substitute a substantially comparable reference rate of interest in lieu of the base rate of Bank, upon giving notice to Borrower.

     "BASE TITLE I LOAN" shall mean a Title I Loan which is (a) a Single Family Property Improvement Loan including THILP Loans (b) secured by a mortgage or deed of trust (c) has an original principal balance not exceeding $25,000 and
(d) is a Covered Mortgage Loan.

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

     "BORROWER" shall have the meaning assigned to such term in the preamble hereof.

     "BORROWING" shall mean a borrowing consisting of an Advance by the Bank in connection with a Credit Request.

     "BORROWING BASE" as of any time of determination means the aggregate Collateral Value of all Mortgage Collateral.

     "BORROWING DATE" with respect to a particular Borrowing shall mean the Business Day, identified by Borrower in the related Credit Request, as the date on which Borrower requests that the Bank make Advances in respect of such Borrowing.

     "BUSINESS DAY" shall mean any day on which Bank is open for business.

     "CAPITALIZED SERVICING" shall mean the servicing owned by Borrower which is capitalized on the balance sheet of Borrower in accordance with GAAP.

     "CASH EQUIVALENTS" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof which mature within ninety days from the date of acquisition and (ii) time deposits and certificates of deposit, which mature within ninety days of the date of acquisition of any domestic commercial bank having capital and surplus in excess of $200,000,000.00, which has, or the holding company of which has, a commercial paper rating of at least A-1 or the equivalent thereof by Standard & Poors Corporation or P-1 or the equivalent thereof by Moody's Investors Service, Inc.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     "COLLATERAL" shall have the meaning given to such term in the Security Agreement.

     "COLLATERAL SCHEDULE" shall mean a schedule delivered to Bank along with a Credit Request pursuant to the terms of SECTION 4.2 hereof.

     "COLLATERAL VALUE" shall mean as of any date of determination, an amount equal to (A) with respect to BASE TITLE I LOANS NINETY-EIGHT PERCENT (98%), (B) with respect to OTHER TITLE I LOANS NINETY-SEVEN PERCENT (97%), (C) with respect to COVERED NON-TITLE I LOANS NINETY-FIVE PERCENT (95%) and (D) with respect to NON-TITLE I LOANS NINETY PERCENT (90%), of THE LEAST OF: (I) the actual out of pocket costs to Borrower of such Mortgage Collateral (or in the case of any Mortgage Note funded by Borrower, the original principal amount of such Mortgage Note minus any discount points paid to Borrower upon the closing of the Mortgage Loan evidenced by such Mortgage Note), or (II) the TAKE-OUT VALUE of such item of Mortgage Collateral or (III) at the option of the Bank, the MARKET VALUE of such Mortgage Note; or (IV) with respect to Covered Non-Title I Loans and Non-Title I Loans, the unpaid principal balance; provided, however, that (A) in no event shall the calculation above cause Bank to fund an amount in excess of par for any Mortgage Loan, (B) any Mortgage Loan which evidences a TITLE I LOAN shall be utilized in the computation of Collateral Value for a maximum period of ONE HUNDRED TWENTY (120) DAYS, (C) any Mortgage Note which evidences a loan which is a COVERED NON-TITLE I LOAN OR NON-TITLE I LOAN shall be utilized in the computation of Collateral Value for a maximum period of NINETY (90) DAYS, (D) any Mortgage Note which is in DEFAULT, shall be excluded from the computation of Collateral Value, (E) the cumulative Collateral Value at any time attributable to OTHER TITLE I LOANS shall be limited to $1,000,000.00, (F) the cumulative Collateral Value at any time attributable to UNSECURED LOANS shall be limited to $1,000,000.00, (G) the cumulative Collateral Value at any time attributable to NON-TITLE I LOANS shall be limited to $10,000,000.00, (H) no Pending Loan shall be utilized in the calculation of Collateral Value until such Mortgage Loan qualifies as a Warehoused Loan, and (I) THE CUMULATIVE COLLATERAL VALUE ATTRIBUTABLE TO THILP LOANS SHALL BE LIMITED TO $15,000,000.00.

     "COMMITMENT" as to Bank shall mean the obligation of Bank to make Advances to Borrower pursuant to SECTION 2.1 hereof in an aggregate amount not to exceed at any one time outstanding the amount of $20,000,000.00.

     "COMMITMENT TERMINATION DATE" (or Maturity Date of the Loan) shall mean JUNE 30, 1998 or such earlier date on which the Commitment terminates as provided in this Agreement.

     "COMPANY LOAN NUMBER" shall mean the number assigned by the Borrower to a Mortgage Loan to facilitate the servicing of such Mortgage Loan by the Borrower and the delivery, holding and transfer of Mortgage Documents relevant to such Mortgage Loan pursuant to this Agreement.

     "COMPLIANCE CERTIFICATE" shall mean the Compliance Certificate attached hereto as EXHIBIT "J" incorporated herein by this reference.

     "CONVENTIONAL EQUITY RECOVERY LOAN" shall mean a Conventional Loan which is secured by a first or second lien mortgage on a non-homestead second or vacation home and the proceeds are not used for the purchase of the home.

     "CONVENTIONAL HOME IMPROVEMENT LOAN" shall mean a Conventional Loan which is secured by a second lien mortgage and the proceeds of which are utilized solely for construction of improvements to the home encumbered by such Mortgage.

     "CONVENTIONAL LOAN" means a Mortgage Loan (excluding FHA Loans and VA Loans) reasonably satisfactory to the Bank, which conforms to the eligibility requirements established by an Investor pursuant to the requirements of a Take-out Commitment acceptable to Bank.

     "CONVENTIONAL PURCHASE MONEY SECOND LIEN LOAN" shall mean a Conventional Loan which is secured by a second lien mortgage and the proceeds of which are utilized to purchase the home encumbered by such Mortgage.

     "COVERED MORTGAGE LOAN" shall mean a Base Title I Loan, Other Title I Loan and Non-Title I Loan, with respect to which Borrower has a Take-Out Commitment (excluding Take-Out Commitments issued by an Affiliate of Borrower).

     "COVERED NON-TITLE I LOAN" shall mean a Non-Title I Loan which qualifies as a Covered Mortgage Loan by virtue of a loan-specific takeout commitment issued by an Investor approved by Lender, which is reasonably satisfactory to Lender.

     "CREDIT REQUEST" shall mean a Mortgage Warehouse Credit Request for a Borrowing in the form of EXHIBIT "A" attached hereto.

     "CUSTODIAN FEES" are defined in SECTION 10.3 hereof.

     "DEBTOR LAWS" shall mean all applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization or similar laws from time to time in effect affecting the rights of creditors generally.

     "DEFAULT" shall mean any of the events specified in SECTION 8.1 hereof, whether or not any requirement for notice or lapse of time or any other condition has been satisfied.

     "DELIVERY COMMITMENT CERTIFICATE" means an agreement in the form attached hereto as EXHIBIT "B" which Borrower shall deliver to Bank pursuant to the terms hereof with respect to Pending Loans only.

     "DETERMINATION DATE" means January 1, April 1, July 1, and October 1 of each year.

     (a) "DIVIDENDS" in respect of any corporation, shall mean:

          (1) Cash distributions or any other distributions on, or in respect of, any class of capital stock of such corporation, except for distributions made solely in shares of stock of the same class; and

          (2) Any and all funds, cash or other payments made in respect of the redemption, repurchase or acquisition of such stock, unless such stock shall be redeemed or acquired through the exchange of such stock with stock of the same class.

     "ERISA" SHALL MEAN THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED.

     "ERISA AFFILIATE" of Borrower or any Subsidiary of Borrower shall mean any trade or business (whether or not incorporated) which, together with Borrower or such Subsidiary, as the case may be, would be treated as a single employer under
Section 4001 of ERISA.

     "EVENT OF DEFAULT" shall mean any of the events specified in SECTION 8.1 hereof, provided that there has been satisfied any requirement in connection with such event for the giving of notice or the lapse of time.

     "EXCESS INTEREST CERTIFICATES" shall mean with respect to a series of HOME Asset Backed Bonds (the "BONDS") the Certificated Securities issued by HOME SECURITIZATION TRUST I (the "TRUST") which qualify under Rule 144A of the Securities Act of 1933 and which represent (a) the right to monthly interest payments which are attributable to the difference between the interest rate paid on such series of Bonds, including without limitation, Series 1997-1 Bonds and the interest rate paid on the FNMA Securities that have been pledged to back such series of Bonds and the related Excess Interest Certificates, and (b) the right to any remaining principal and interest from the FNMA Securities for such series of Bonds after the payment in full of such series of Bonds. A further description of such Excess Interest Certificates shall be set forth in a pro forma Excess Interest Certificate and the private placement memorandum relating to the private sale of such Excess Interest Certificates is attached to the related Advance Request in connection with the Working Capital Line.

     "EXCESS SERVICING RECEIVABLES" means an amount capitalized on Borrower's balance sheet in accordance with GAAP which reflects the present value of future cash flows estimated to be received by Borrower subsequent to loan sales to FNMA. The cash flow streams that are discounted are based upon the difference between (A) the gross note rate of the Mortgage Loans sold to FNMA and which is being serviced by Borrower under the Servicing Agreement with FNMA and (B) the sum of (i) the rate paid with respect to such Mortgage Loan to FNMA under such Servicing Agreement plus (ii) the subservicing fee payable to the applicable Subservicer.

     "FDIC PERCENTAGE" shall mean, on any day, the net assessment rate (assessed as a percentage rounded to the next highest .01 of one percent) which is in effect on such day (under the regulations of the Federal Deposit Insurance Corporation or any successor) for determining the assessments paid by Bank to the Federal Deposit Insurance

Corporation (or any successor) for insuring time deposits made in dollars at Bank's principal offices in Dallas, Texas. Each determination of said percentage made by Bank shall, in the absence of manifest error, be binding and conclusive.

     "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Bank from three Federal funds brokers of recognized standing selected by it.

     "FHA" shall mean the Federal Housing Administration.

     "FHA LOAN" shall mean a Mortgage Loan, payment of which is completely insured by the FHA under the National Housing Act or Title V of the Housing Act of 1949 or with respect to which there is a current, binding and enforceable commitment for such insurance issued by the FHA.

     "FHLMC" shall mean the Federal Home Loan Mortgage Corporation, a wholly-owned corporate instrumentality of the United States of America created pursuant to the Emergency House Finance Act of 1970, or its successor.

     "FHLMC GUIDE" means the FHLMC Sellers' & Servicers' Guide, as amended, modified or supplemented from time to time.

     "FHLMC SECURITIES" shall mean participation certificates representing undivided interests in mortgage loans purchased by FHLMC pursuant to the Emergency Home Finance Act of 1970, as amended.

     "FIXED RATE" shall mean a fixed rate of interest equal to three percent (3.0%) per annum.

     "FNMA" shall mean the Federal National Mortgage Association, or its successor.

     "FNMA GUIDE" means the FNMA Selling Guide and the FNMA Servicing Guide, as amended, modified or supplemented from time to time.

     "FNMA SECURITIES" shall mean modified pass-through mortgage backed certificates guaranteed by FNMA pursuant to the National Housing Act, as amended.

     "FRB" shall mean any Federal Reserve Bank chartered under the laws of the United States of America.

     "FRB MEMBER" shall mean any national banking association or other Person which is authorized to hold and trade Uncertificated Mortgage Backed Securities in its name for the account of others through an FRB and which is acceptable to the Bank in its sole discretion.

     "FUNDING ACCOUNT" shall mean the non-interest bearing demand checking account (Account Number 3940000965) established by Borrower with the Bank to be used for (i) the deposit of proceeds of Advances; and (ii) the funding of Mortgage Notes by Borrower.

     "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" or "GAAP" shall mean those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the date hereof, except that any accounting principle or practice required to be changed by the said Accounting Principles Board or Financial Accounting Standards Board (or other appropriate board or committee of the said Boards) in order to continue as a generally accepted accounting principle or practice may so be changed.

     "GAAP NET WORTH" means with respect to any Person at any date, the excess of the total assets over total liabilities of such Person on such date, each to be determined in accordance with GAAP.

     "GNMA" shall mean the Government National Mortgage Association, a wholly-owned corporate instrumentality of the United States of America within the Department of Housing and Urban Development, or its successor.

     "GNMA GUIDE" means the GNMA I and GNMA II Mortgage Backed Securities Guides, GNMA Handbooks 5500.1 and 5500.2, as amended, modified or supplemented from time to time.

     "GNMA SECURITIES" shall mean modified pass-through type mortgage backed certificates guaranteed by GNMA pursuant to Section 306(g) of the National Housing Act, as amended.

     "GOVERNMENTAL AUTHORITY" means any nation or government, any agency, department, state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "GOVERNMENTAL REQUIREMENT" shall mean any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other direction or requirement (including, without limitation, any of the foregoing which relate to environmental standards or controls, energy regulations and occupational, safety and health standards or controls) of any (domestic or foreign) federal, state, county, municipal or other government, quasi-governmental agency, department, commission, board, court, agency or any other instrumentality of any of them (INCLUDING WITHOUT LIMITATION, FHLMC, GNMA, FNMA, HUD, VA and FHA), which exercises jurisdiction over Borrower or any of its Property.

     "GUARANTOR" shall mean HOMECAPITAL INVESTMENT CORP., A NEVADA CORPORATION, the parent corporation of Borrower.

     "GUARANTY" of any Person shall mean any contract, agreement or understanding of such Person pursuant to which such Person guarantees, or in effect guarantees, any Indebtedness of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including without limitation agreements: (i) to purchase such Indebtedness or any property constituting security therefor; (ii) to advance or supply funds (A) for the purchase or payment of such Indebtedness, or (B) to maintain working capital or other balance sheet conditions, or otherwise to advance or make available funds for the purchase or payment of such Indebtedness; (iii) to purchase property, securities or service primarily for the purpose of assuring the holder of such Indebtedness of the ability of the Primary Obligor to make payment of the Indebtedness; or (iv) otherwise to assure the holder of the Indebtedness of the Primary Obligor against loss in respect thereof; except that "Guaranty" shall not include the endorsement in the ordinary course of business of negotiable instruments or documents for deposit or collection.

     "INDEBTEDNESS" of any Person shall mean (i) all indebtedness of such Person, whether or not represented by bonds, debentures, notes or other securities, for the repayment of money borrowed, (ii) all deferred indebtedness of such Person for the payment of the purchase price of property or assets purchased, (iii) all obligations of such Person under any lease which are required to be capitalized for balance sheet purposes, (iv) all Guaranties of such Person, (v) all indebtedness secured by any Lien existing on property owned by such Person, whether or not the indebtedness secured thereby shall have been assumed by such Person, (vi) all unfunded benefit liabilities (within the meaning of 4001(a)(18) of ERISA) under each Plan maintained by such Person or its Related Persons, (vii) any obligation of such Person (a) created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, or (b) under letters of credit, acceptances or similar obligations issued or created for the account of such Person.

     "INTANGIBLE ASSETS" of any Person shall mean those assets of such Person which are (i) deferred assets, (ii) contract rights to service mortgage loans, patents, copyrights, trademarks, trade names, franchises, goodwill, experimental expenses, and other similar assets which would be classified as intangible on a balance sheet of such Person prepared in accordance with GAAP, (iii) unamortized debt discount and expense and (iv) assets located, and notes and receivables due from obligors domiciled outside the United States of America.

     "INTEREST PAYMENT DATE" means (i) the tenth day of each month, beginning OCTOBER 10, 1997, and (ii) any day on which past due interest or principal is owed hereunder and is unpaid.

     "INVESTOR" shall mean any Person (other than an Affiliate of Borrower), which may include GFB, approved by Bank in writing in its sole discretion, including but not limited to those Investors listed on EXHIBIT "D", who agrees to purchase Mortgage Notes pursuant to a Take-Out Commitment.

     "LIEN" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (whether statutory or otherwise), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the uniform commercial code or comparable law of any jurisdiction in respect of any of the foregoing).

     "LIQUIDITY" shall mean the sum of the following: (a) Borrower's unrestricted cash and Cash Equivalents plus (b) Net Collateral Surplus."

     "LOAN" shall mean at any time the aggregate unpaid principal amount of all Advances.

     "LOAN DOCUMENTS" shall mean this Agreement, the Note, the Security Agreement and any and all other agreements or instruments now or hereafter executed and delivered by Borrower or any other Person in connection with, or as security for the payment or performance of, the Note or this Agreement, as such agreements may be amended or supplemented from time to time.

     "MARKET VALUE" of any Mortgage Note shall mean at any time the market value of such Mortgage Note based upon the then most recent posted net yield furnished by FNMA and published and distributed by Telerate Mortgage Services; provided, that if such posted net yield is not available from Telerate Mortgage Services, Bank shall obtain such posted net yield from FNMA. If the Bank is unable to obtain any yield, bid price or factor from the source or alternative source called for under this definition, such yield, price or factor shall be that established by the Bank in good faith.

     "MASTER TAKE-OUT COMMITMENT" shall mean a Take-Out Commitment from an Investor agreeing to purchase a specified dollar amount of Mortgage Loans during a specified time period provided such Mortgage Loans comply with the eligibility requirements of Investor's loan program.

     "MATERIAL ADVERSE EFFECT" shall mean any event or set of circumstances that
(i) would have a material adverse effect on the validity or enforceability of this Agreement, the Note or any Loan Document, (ii) is, or upon the passage of time or happening of an event will be, material and adverse to the financial condition or business operations of Borrower or Guarantor, or (iii) would materially impair the ability of Borrower or Guarantor to fulfill its obligations under this Agreement, the Note or any Loan Document to which it is a party.

     "MAXIMUM LOAN AMOUNT" MEANS, AT ANY TIME, THE SUM OF $20,000,000.00.

     "MAXIMUM RATE" means at the particular time in question the maximum rate of interest which, under applicable law, may then be charged on each Note. If such maximum rate of interest changes after the date hereof, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to Borrower from time to time as of the effective time of each change in such maximum rate. If applicable law ceases to provide for such a maximum rate of interest, the Maximum Rate shall be a per annum rate of interest equal to SIX PERCENT (6.0%) PLUS THE BASE RATE from time to time in effect.

     "MORTGAGE" shall mean a mortgage or deed of trust, on standard forms approved by VA, FHA, FNMA or FHLMC or otherwise in form and substance satisfactory to Bank, granting a perfected first-priority (or second-priority in the case of a Second Lien Mortgage Loan or junior priority in the case of a secured Title I Loan) lien on residential real property consisting of land and a single family (1-4 family) dwelling thereon which is completed and ready for occupancy.

     "MORTGAGE BACKED SECURITIES" shall mean FHLMC Securities, FNMA Securities and GNMA Securities, whether such securities are issued in certificated form or book entry form.

     "MORTGAGE COLLATERAL" shall mean all Mortgage Notes and those items described in the Credit Request, which Bank has accepted as Mortgage Collateral hereunder supported by the documentation specified herein, which meets continuously the following additional conditions: (i) which at all times constitute a Covered Mortgage Loan, (ii) which are made payable to the order of Borrower or have been endorsed (without restriction or limitation) payable to the order of Borrower, (iii) in which the Bank has been granted and continues to hold a perfected first-priority security interest, (iv) which are in form and substance acceptable to the Bank in its reasonable discretion, (v) which are secured by Mortgages, (vi) which, together with such Mortgages, conform in all respects with all the requirements for purchase of such Mortgage Notes under the Take-Out Commitments and are valid and enforceable in accordance with their respective terms, (vii) under which there shall be no default as to the payment of any installment of principal or interest, or other default, and foreclosure or other similar proceedings shall not have been commenced with respect thereto,
(viii) there shall be no pending claim for any credits, allowance or adjustment with respect thereto, (ix) each Mortgage Loan is delivered to Bank not more than FIVE (5) BUSINESS DAYS after the date of funding of such Mortgage Loan, (x) if required by applicable Appraisal Laws and Regulations, is covered by an APPRAISAL which complies with all applicable Appraisal Laws and Regulations and
(xi) which are one of the following: Base Title I Loan, Other Title I Loan or a Non-Title I Loan.

     "MORTGAGE DOCUMENTS" means, for any Mortgage Loan, the Principle Mortgage Documents and the Other Mortgage Documents relevant thereto.

     "MORTGAGE FILE" means the Mortgage File Summary and the Principle Mortgage Documents relevant to a Mortgage Loan.

     "MORTGAGE FILE SUMMARY" means a summary setting forth the pertinent information for the Principle Mortgage Documents relevant to a Mortgage Loan.

     "MORTGAGE LOAN" means a loan represented by a Mortgage Note which bears interest at either a Fixed Rate or an adjustable rate and which is collateralized or secured by a Mortgage (except in the case of a Title I Loan which is not secured by real property), provided that in no event shall Mortgage Note mean a promissory note evidencing a commercial loan.

     "MORTGAGE NOTE" shall mean a promissory note evidencing a Base Title I Loan, Other Title I Loan or a Non-Title I Loan or a Covered Non-Title I Loan or a THILP Loan.

     "NET COLLATERAL DEFICIT" means, at any time, the amount, if any, by which the aggregate Collateral Value of all Mortgage Collateral is exceeded by the outstanding principal balance of the Loan.

     "NET COLLATERAL SURPLUS" means, at any time, the amount, if any, by which the aggregate Collateral Value of all Mortgage Collateral exceeds the outstanding principal balance of the Loan.

     "NET INCOME" means, for any period of time, the net income appearing on an income statement of such Person prepared as of the end of such calendar quarter in accordance with GAAP.

     "NON-TITLE I LOAN" shall mean a Conventional Loan which is a Second Lien Mortgage Loan, a Conventional Equity Recovery Loan, a Conventional Home Improvement Loan or a Conventional Purchase Money Second Lien Loan, NOT INSURED under Title I BUT IS A COVERED MORTGAGE LOAN AND IS ACCEPTABLE TO BANK.

     "NOTE" means the Warehouse Promissory Note delivered by the Borrower to the Bank pursuant to SECTION 2.2 in the form attached hereto as EXHIBIT "C" (together with all renewals, extensions and other modifications thereof), evidencing the obligation of Borrower to repay Advances made hereunder and all other Obligations.

     OBLIGATIONS" shall mean all present and future indebtedness, obligations, and liabilities of Borrower or Guarantor to the Bank, and all renewals and extensions thereof, or any part thereof, arising pursuant to this Agreement or any other Loan Document or the Working Capital Line by and between Borrower and Bank, and all interest accruing thereon, and reasonable attorneys' fees incurred in the drafting, negotiation, enforcement or collection thereof, regardless of whether such indebtedness, obligations, and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several.

     "OCC" means the Office of the Comptroller of the Comptroller of the Currency of the United States of America and any Governmental Authority succeeding to the functions of such office.

     "OTHER MORTGAGE DOCUMENTS" shall mean the Mortgage Loan documents (other than the Principle Mortgage Documents) including but not limited to those documents listed in SECTION 3.2 (other than the Principle Mortgage Documents).

     "OTHER TITLE I LOAN" shall mean a Title I Loan which is not a Base Title I Loan but is a Covered Mortgage Loan AND WHICH MAY OR MAY NOT BE SECURED BY A MORTGAGE.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation and any successor to any or all of the Pension Benefit Guaranty Corporation's functions under ERISA.

     "PENDING LOAN" shall mean a Mortgage Loan to be FUNDED PURSUANT TO A CHECK drawn on the Austin Funding Account - Checks (on or after the Conversion Date) or the Austin Controlled Disbursement Account (prior to the Conversion Date) from the time of the delivery to Bank of the Mortgage Loan Documents (required pursuant to SECTIONS 2.3 and 3.2 hereof) accompanied by a Delivery Commitment Certificate relating to such Mortgage Loan until such time as (i) such check has been PRESENTED by the payee to Frost National Bank for payment, (ii) the requested Advance related to such check has been FUNDED by Bank to such account and (iii) such check has been HONORED by Frost National Bank.

     "PERMITTED LIENS" shall mean: (i) Liens granted to the Bank to secure the Obligations, or (ii) Liens for taxes, assessments or other governmental charges either not yet due or being diligently contested in good faith (and for the payment of which adequate reserves have been established) by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture, loss or loss of use of the affected Property.

     "PERSON" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other form of entity.

     "PLAN" shall mean any employee benefit plan or other plan which is subject to the provisions of Title IV of ERISA or to the minimum funding standards under
Section 412 of the Code and which is maintained for employees of Borrower or any Subsidiary of Borrower or any of their respective ERISA Affiliates.

     "PRINCIPAL MORTGAGE DOCUMENTS" shall mean those documents listed in SECTION 3.2(A), (B) AND (C).

     "PROHIBITED TRANSACTION" shall mean any transaction described in Section 406 of ERISA which is not exempt under Section 408 of ERISA, and any transaction described in Section 4975(c) of the Code which is not exempt under Section 4975(c)(2) or 4975(d) of the Code, or by the transitional rules of Sections 414(c) of ERISA.

     "PROPERTY" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

     "PTC" shall mean the Participants Trust Company.

     "PTC MEMBER" shall mean any Person which is authorized to hold and trade Uncertificated GNMA Securities in its name for the account of others through the PTC and which is acceptable to the Bank in its sole discretion.

     "REGULATION U" shall mean Regulation U promulgated by the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 221, or any other regulation hereafter promulgated by said Board to replace the prior Regulation U and having substantially the same function.

     "REGULATION X" shall mean Regulation X promulgated by the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 224, or any other regulation hereafter promulgated by said Board to replace the prior Regulation X and having substantially the same function.

     "RELATED PERSON" means the Borrower and any of Borrower's Affiliates.

     "REPURCHASE FACILITY" or "REPO FACILITY" shall mean facility provided by a third party under which Borrower may purchase and originate Mortgage Loans pursuant to a written agreement with such third party defining Borrower's requirement to sell such Mortgage Loans to such third party and ultimately repurchase such Mortgage Loans from such third party at a later date.

     "REPORTABLE EVENT" shall mean a reportable event described in Section 4043 of ERISA or the regulations thereunder for which the 30-day notice is not waived by such regulations, a withdrawal from a Plan described in Section 4063 or 4064 of ERISA, or a cessation of operations described in Section 4062(e) of ERISA.

     "REQUIREMENT OF LAW" as to any Person shall mean the articles of incorporation and by-laws or other organizational or governing documents of such Person, and any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other determination, direction or requirement (including, without limitation, any of the foregoing which relate to environmental standards or controls, energy regulations and occupational, safety and health standards or controls) of any arbitrator, court or other governmental authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

     "RESERVE REQUIREMENTS" means (a) the maximum aggregate reserve requirement imposed on the Bank (including all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) that is imposed on non-personal time deposits of $100,000 or more, and (b) the net assessment rate per annum payable to the Federal Deposit Insurance Corporation (or any successor) for the insurance of domestic deposits of Bank during the calendar year in which such assessment rate is determined, as reasonably estimated by Bank.

     "RESIDUAL FINANCING" shall mean committed or uncommitted agreements between Borrower and a third party providing for the financing of certain assets ("Residual Assets") created by the process of converting Mortgage Loans into securities and which represent Borrower's right to receive subsequent cash flows from such securities subject to the senior rights of the ultimate owners of such securities.

     "SECOND LIEN MORTGAGE LOAN" shall mean a Mortgage Loan which qualifies under the definition of Mortgage Collateral except for the fact that it is secured by a Mortgage which grants a perfected second-priority lien on residential real property consisting of land and a single family (1-4 family) dwelling thereon which is completed and ready for occupancy. Such Mortgage Loan shall be a Covered Mortgage Loan.

     "SECURITIES CREDIT TRANSACTION REGULATION" shall mean Regulations G, U and X issued by the Board of Governors of the Federal Reserve System as in effect from time to time.

     "SECURITY AGREEMENT" shall mean that certain Security Agreement (and Assignment of Rights) dated of even date herewith executed by Borrower for the benefit of the Bank and all renewals, modifications, replacements or supplements to such agreement.

     "SERVICING AGREEMENTS" shall mean all agreements relating to Servicing Rights owned by Borrower, between Borrower and Persons other than Borrower pursuant to which Borrower undertakes to service loans evidenced by Mortgage Notes and pools of loans evidenced by Mortgage Notes owned, insured or guaranteed by such Persons.

     "SERVICING RECORDS" shall mean all contracts and other documents, books, records and other information (including without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained with respect to the Servicing Rights.

     "SERVICING RIGHTS" shall mean all of Borrower's right, title and interest in and under the Servicing Agreements, including, without limitation, the rights of Borrower to income and reimbursement thereunder.

     "SETTLEMENT ACCOUNT" shall mean the non-interest bearing demand checking account (ACCOUNT NO. 3940000973) established by Borrower with the Bank to be used for (i) the deposit of proceeds from the sale of Mortgage Collateral and
(ii) the payment of the Obligations.

     "SINGLE FAMILY PROPERTY IMPROVEMENT LOAN" shall mean a loan to finance alterations, repairs and improvements to or in connection with an existing structure used or to be used as a single family residence (excluding manufactured homes) and is a Covered Mortgage Loan.

     "SUBSIDIARY" means, with respect to any Person, any corporation, association, partnership, joint venture, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by or owned in any percentage by such Person.

     "TAKE-OUT COMMITMENT" for COVERED NON-TITLE I LOANS shall mean a current, valid, binding and enforceable commitment to purchase that SPECIFIC Covered Mortgage Note which constitutes Mortgage Collateral (evidenced by the written pre-approval of that Mortgage Loan from the Investor) within a period of not more than NINETY (90) DAYS from the date of such Mortgage Note related thereto in an amount, form and substance satisfactory to Bank in its reasonable discretion, issued by an Investor and with respect to which there shall be no condition which cannot be reasonably anticipated to be satisfied or complied with prior to its expiration. FOR NON-TITLE I LOANS, Take-Out Commitment shall mean a current, valid, binding and enforceable Master Take-Out Commitment which provides sufficient unused coverage for such Non-Title I Loan committing such Investor to purchase Non-Title I Loans within a period of not more than NINETY
(90) DAYS from the date of such Mortgage Note related thereto in an amount, form and substance satisfactory to Bank in its reasonable discretion, issued by an Investor and with respect to which there shall be no condition which cannot be reasonably anticipated to be satisfied or complied with prior to its expiration. FOR TITLE I LOANS, Take-Out Commitment shall mean a current, valid, binding and enforceable Master Take-Out Commitment which provides sufficient unused coverage for such Title I Loan committing such Investor to purchase Title I Loans within a period of not more than ONE HUNDRED TWENTY (120) DAYS from the date of such Title I Loan, issued by an Investor and with respect to which there shall be no condition which cannot be reasonably anticipated to be satisfied or complied with prior to its expiration.

     "TAKE-OUT PRICE" means, with respect to each Mortgage Loan, the Take-Out Commitment price, expressed as a percentage. In the event that the price set forth in a Take-Out Commitment is stated as a yield and not as a percentage of par, a yield so stated shall be converted to a percentage price by the use of the "Net Yield Tables for GNMA Mortgage Backed Securities" published by Financial Publishing Company or the "Mortgage Yield Conversion Tables" published by FNMA, as applicable and as agreed upon by the Bank.

     "TAKE-OUT VALUE" of a Mortgage Loan means the lesser of (a) the amount at which an Investor has committed to purchase such Mortgage Loan pursuant to a Take-Out Commitment or, if such Take-Out Commitment relates to a security to be backed by a pool of Mortgage Loans which includes such Mortgage Loan, the amount equal to (i) the commitment price for such security times (ii) the fraction of the aggregate outstanding principal balance of such pool of Mortgage Loans which is attributable to such Mortgage Loan and (b) the Take-Out Price of such Mortgage Loan.

     "TANGIBLE NET WORTH" of Borrower shall mean at any time, as determined by GAAP, an amount equal to the sum of (i) Borrower's GAAP Net Worth, minus (ii) the value of all assets of Borrower that would be characterized as Intangible Assets.

     "THILP LOANS" shall mean a Title I Loan which are (i) FNMA eligible loans underwritten under the Texas Home Improvement Loan program which operates in conjunction with the Texas Department of Housing and Community Alliance and (ii) which would qualify as (a) Single Family Property Improvement Loans and (b) Phase Title I Loans, except for the fact that they are for manufactured housing.

     "TITLE I" means Title I of the National Housing Act in 1934, 12 U.S.C. 1703, as amended by the National Affordable Housing Act of 1989 and the Housing and Community Development Act of 1992.

     "TITLE I LOAN" means a Loan reasonably satisfactory to the Bank, which conforms to the eligibility requirements established by an Investor pursuant to
the requirements of a Take-Out   Commitment acceptable to Bank and which is
INSURED BY THE FHA UNDER TITLE I.

     "TOTAL LIABILITIES" of Borrower shall mean, as of any date, all amounts which would be included as liabilities on a balance sheet of Borrower as of such date prepared in accordance with GAAP.

     "UCC" shall mean the Uniform Commercial Code as adopted in the State of Texas, TEX. BUS. & COM. CODE ANN. (S)1.101 ET SEQ. (Vernon 1968 and Supp. 1991), as the same may hereafter be amended.

     "UNCERTIFICATED MORTGAGE BACKED SECURITY" shall mean a Mortgage Backed Security which is in uncertificated form, as such term is used in the UCC.

     "UNSECURED LOAN" shall mean a Title I Loan which is unsecured but is a Covered Mortgage Loan.

     "VA LOAN" shall mean a Mortgage Loan covering real estate improved by single family dwellings, payment of which is partially or completely guaranteed by the Veteran's Administration (the "VA") under the Serviceman's Readjustment Act of 1944 or Chapter 37 of Title 38 of the United States Code or with respect to which there is a current binding and enforceable commitment for such a guaranty issued by the VA.

     "VOTING SHARES" of any corporation shall mean shares of any class or classes (however designated) having ordinary voting power for the election of at least a majority of the board of directors (or other governing bodies) of such corporation, other than shares having such power only by reason of the happening of a contingency.

     "WAREHOUSE ADVANCE" means an Advance by the Bank to the Borrower pursuant to SECTION 2.1(B).

     "WAREHOUSED LOAN" shall mean a Mortgage Loan funded by the Bank through means of an Advance to (prior to the Conversion Date) the Austin Operating Account or (on or after the Conversion Date) the Austin Funding Account - Checks which shall not occur until Borrower's check relating to the funding of such Mortgage Loan has actually been presented for payment to and honored by Frost National Bank and Bank has made an Advance to such respective account but subject to the conditions subsequent that Bank shall receive (1) a "BATCH REPORT" by 5 p.m. on the day of the Advance for such account and check and (2) A DETAILED REPORT for such account no later than 9:00 a.m. the morning after Bank's Advance showing the honoring by Frost National Bank of such check drawn on such account and containing sufficient information to allow Bank to verify the funding of such Mortgage Loan and confirm Bank's receipt of and security interest in such Mortgage Loan Documents. If either of such conditions subsequent are not satisfied for a Mortgage Loan by such deadlines, then such Mortgage Loan shall be given a COLLATERAL VALUE OF ZERO and Borrower shall be required to repay immediately that portion of the Advance related to such Mortgage Loan pursuant to the provisions contained herein.

     "WAREHOUSE PROMISSORY NOTE" means the promissory note delivered by the Borrower to the Bank pursuant to the first sentence of SECTION 2.2 in the form attached hereto as EXHIBIT "C" and all renewals, extensions, modifications and rearrangements thereof."

     "WORKING CAPITAL LINE" shall mean the loans from Banks to Borrower evidencing by that certain First Amended and Restated Working Capital Line of Credit and Security Agreement (Servicing Secured) executed by Borrower, and the Bank dated SEPTEMBER 24, 1997, together with all modifications, amendments and renewals thereto and all documents representing, evidencing or securing such loans.

     Section 1.2  OTHER DEFINITIONAL PROVISIONS.

          1.2(a) All meanings defined in this Agreement shall have the above-defined meanings when used in the Note or any Loan Document, certificate, report or other document made or delivered pursuant to this Agreement, unless the context therein shall otherwise require. Defined terms not specifically defined in the preceding provisions shall have the meaning specified in the Security Agreement.

          1.2(b)    Defined terms used herein in the singular shall import the plural and vice versa.

          1.2(c)    The words "hereof," "herein," "hereunder" and similar terms when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

          1.2(d)    Section, schedule and exhibit references herein are
references to sections, schedules and exhibits to this Agreement unless otherwise specified.

          1.2(e)    As used herein, in the Note, or in any other Loan Document, certificate, report or other document made or delivered pursuant hereto, accounting terms relating to any Person and not specifically defined in this Agreement or otherwise shall have the respective meanings given to them under GAAP.

          1.2(f)    Unless otherwise specified herein, all times set forth
          herein are Dallas, Texas time.


                                  ARTICLE II

                          AMOUNT AND TERMS OF CREDITS

     SECTION 2.1.   COMMITMENT.

          2.1(a) ADVANCES IN GENERAL. Subject to the terms and conditions contained in this Agreement and applicable laws and regulations and so long as no Default or Event of Default has occurred and is continuing, the Bank agrees to make Warehouse Advances according to the Commitment, to or for the account of the Borrower on a revolving credit basis from time to time on any Business Day from the date of this Agreement through the earlier to occur of the Commitment Termination Date in an amount not to exceed at any one time outstanding the Commitment of the Bank.

          2.1(b) WAREHOUSE ADVANCES. Each Borrowing under this SECTION 2.1(b) shall be in an aggregate amount of not less than $2,500.00 and shall consist of Warehouse Advances made on the Borrowing Date by the Bank according to its Commitment; provided, however, that: (i) the aggregate amount of Warehouse Advances at any time outstanding shall not exceed the Commitment; and (ii) the aggregate amount of Warehouse Advances outstanding shall not at any time exceed the Borrowing Base. Within the limits of the Bank's Commitment and subject to the other terms and conditions hereof, the Borrower may borrow, repay pursuant to SECTION 2.6 and reborrow under this SECTION 2.1(b).

     SECTION 2.2.  NOTE.  The Warehouse Advances made by Bank pursuant to
SECTION 2.1(b) shall be evidenced by a Warehouse Promissory Note payable to Bank in the principal amount of the Commitment of Bank. The Note shall be payable and bear interest as set forth therein.

     SECTION 2.3. NOTICE AND MANNER OF OBTAINING BORROWINGS.

          BORROWINGS. Borrower shall give the Bank (i) prior to 9:00 p.m. (Dallas, Texas time) on the Business Day prior to a Borrowing Date, telephonic or telecopy notice of the amount of such requested Borrowing,
     (ii) written notice by means of a Credit Request sent to Bank by telecopy or Federal Express and received by Bank prior to 10:30 a.m. (Dallas, Texas time) on the Borrowing Date in accordance with the provisions of SECTION
     4.2 hereof and (iii) original documents required pursuant to SECTION 3.2. The Bank will make such funds available to the Borrower in accordance with
     SECTION 3.6.

     SECTION 2.4.  INTEREST.

          2.4(a)   Subject to SECTION 2.4(c), interest shall accrue on the
principal balance of the Loan outstanding from day to day at the rate per annum equal to the sum of (i) the Federal Funds Rate and (ii) three percent (3%).

          2.4(b)   The Bank shall CALCULATE THE INTEREST owed by Borrower under its Note and submit to Borrower on the FIFTH (5TH) DAY OF EACH CALENDAR MONTH, Bank's invoice to Borrower with respect to interest, principal and any fees and expenses owed by Borrower to Bank for the preceding calendar month.

          2.4(c)   PRIOR TO A DEFAULT, interest shall accrue on the outstanding principal balance of THE NOTE at the Fixed Rate for such month; provided, however, that to the extent SUCH BANK'S AVERAGE ADVANCES exceeds SUCH BANK'S AVERAGE DEPOSIT BALANCE in any calendar month, as determined as of the last day of such calendar month, the amount of such excess shall bear interest for such month at a rate per annum equal to the lesser of (a) the sum of the Federal Funds Rate and three percent (3.0%) or (b) the Maximum Rate.

     In the event that at any time any of the rates set forth in this SUBPARAGRAPH 2.4(c) shall exceed the Maximum Rate, thereby causing the interest on such portion of the principal balance of a Note to be limited to the Maximum Rate, then any subsequent reduction in any interest rate shall not reduce the rate of interest below the Maximum Rate until the total amount of interest accrued on the Note equals the amount of interest which would have accrued on the Note if the rate so limited had at all times been in effect.

          2.4(d) AFTER A DEFAULT, interest shall accrue on the outstanding principal balance of a Note at a rate per annum equal to the LESSER OF (X) THE BASE RATE PLUS 6%, OR (Y) THE MAXIMUM RATE. All calculations of interest shall be on the basis of a 360 day year, except that calculations of interest based on the Maximum Rate shall be on the basis of a 365/366 day year, as applicable.

     SECTION 2.5 NET COLLATERAL DEFICIT. At any time that a Net Collateral Deficit is found to exist, Borrower shall within THREE (3) BUSINESS DAYS eliminate such Net Collateral Deficit either (a) by delivering to the Bank Mortgage Collateral, the Collateral Value of which is equal to or greater than the amount of such Net Collateral Deficit, or (b) by paying to the Bank, the amount of such deficit in accordance with SECTION 2.6 hereof.

     SECTION 2.6(a) PAYMENT PROCEDURE. All payments of the principal of and interest upon the Note shall be paid by Borrower to Bank before 12:00 NOON (DALLAS, TEXAS TIME) in federal or other immediately available funds on the respective dates when due at Bank's principal office at 8333 DOUGLAS AVENUE, DALLAS, TEXAS 75225, in each case to be applied in accordance with the terms of this Agreement. Funds received after 12:00 NOON (DALLAS, TEXAS TIME) shall be treated for all purposes as having been received by Bank on the Business Day next following the date of receipt of such funds.

          2.6(b) ORDER AND NOTICE OF PAYMENTS. Contemporaneously with the making of any payments in respect of the Advances, the Borrower shall give the Bank telecopy notice of the amount being repaid. If no Default or Event of Default exists, all payments shall be applied to principal or interest on the Note, or to fees and other amounts payable by the Borrower hereunder, as the Borrower may direct. At any time when a Default or Event of Default exists, all payments in respect of the Obligations shall be applied FIRST, to all costs, expenses, fees and reasonable attorneys' fees incurred by, and Custodian Fees due to, Bank arising out of or in connection with this Agreement, the Note or the other Loan Documents, including, without limitation, to the extent not previously paid, all costs, expenses, fees and reasonable attorneys' fees arising out of or in connection with the negotiation, preparation and enforcement of such documents; SECOND, to the payment of all expenses due and payable under SECTION 6.5; third, to the payment of fees due and payable under SECTIONS 2.7, 2.8 and 2.9; FOURTH, to the payment of interest then due and payable under the Note; and FIFTH, to the payment of principal of the Note.

     Section 2.7 COMMITMENT FEES. Borrower shall pay to BANK a Commitment Fee (herein so called), calculated based upon the actual number of days elapsed when BANK has an outstanding Commitment hereunder, equal to the per annum rate (based upon a 360 day year) of one eighth of one percent (0.125%) of the Commitment of BANK payable in advance in quarterly installments (each equal to one-fourth of the annual Commitment Fee) on the date hereof and on the first day of each calendar quarter (January, April, July and October).

     SECTION 2.8 NON-USE FEE. Borrower shall pay to the Bank a Non-Use Fee (herein so called) calculated based upon the actual number of days elapsed when Bank has an outstanding commitment hereunder equal to the per annum rate (based upon a 360 day year) of one quarter of one percent (0.25%) of the product of (a) the Bank's Commitment, minus (b) the outstanding principal balance of the Note, calculated on a daily basis payable quarterly in arrears on the first day of each calendar quarter.

     SECTION 2.9 CUSTODIAN FEES. Borrower shall pay to Bank Custodian Fees (herein so called) of $10.00 per Mortgage Loan.

     SECTION 2.10 BUSINESS DAYS. If the date for any payment hereunder falls on a day which is not a Business Day, then for all purposes of the Note and this Agreement such payment shall be deemed to have fallen on the next following Business Day, and such extension of time shall be included in the computation of payments of interest.

     SECTION 2.11 YIELD PROTECTION. If at any time after the date hereof, and from time to time, the Bank reasonably determines that the adoption or modification of any applicable law, rule or regulation regarding taxation, Bank's required levels of reserves, deposits, insurance or capital (including any allocation of capital requirements or conditions), or similar requirements, or any interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation, administration or compliance of Bank with any of such requirements, has or would have the effect of (a) increasing Bank's costs relating to the obligation hereunder, or (b) reducing the yield or rate of return of Bank on the obligation hereunder, to a level below that which Bank could have achieved but for the adoption or modification of any such requirements, the Borrower shall, within thirty (30) days of any request by Bank, either (i) agree in writing to pay to Bank such additional amounts as Bank reasonably determines is necessary to maintain the yield, rate of return and/or level of Bank's costs, which Bank would have achieved but for the above-referenced adoption or modification of applicable law, rule or regulation or (ii) pay in full all sums owed hereunder including all principal, interest, expenses and fees and deliver to the Bank notification that the Bank shall have no further obligation to make Advances hereunder and that the Bank shall have no further obligations to Borrower hereunder. No failure by Bank to immediately demand payment of any additional amounts payable hereunder shall constitute a waiver of Bank's right to demand payment of such amounts at any subsequent time. Such additional amounts shall not be charged retroactively, that is all such additional amounts shall only be charged for that period of time following the thirty (30) day notice period required in this paragraph. Nothing herein contained shall be construed or so operate as to require Borrower to pay any interest, fees, costs or charges greater than is permitted by applicable law.

                                  ARTICLE III

                                  COLLATERAL

     SECTION 3.1 COLLATERAL. To secure the payment of the Note and the performance by Borrower of its Obligations hereunder and under the Loan Documents, Borrower has granted to the Bank, pursuant to the Security Agreement a first and prior security interest in and to the Collateral, and shall execute all documents and instruments, and perform all other acts reasonably deemed necessary by Bank, to perfect and maintain the security interest and priority of Bank, in and to such Collateral. The Borrower hereby confirms such grant in all respects and acknowledges and agrees that:

          3.1(a) This Agreement constitutes the "Loan Agreement" as defined in the Security Agreement; and

          3.1(b) the Obligations (as defined herein) constitute "obligations" secured by the security interests granted under the Security Agreement.

From time to time the Borrower may grant the Bank, a security interest in additional collateral pursuant to this Agreement and the Security Agreement.
The Borrower hereby agrees to execute all documents and instruments, and perform all other acts reasonably deemed necessary by Bank, to perfect the security interest of the Bank in and to the collateral identified in the granting clause of the Security Agreement.

     SECTION 3.2 DELIVERY TO BANK. Simultaneously with delivery to Bank of a Credit Request and Collateral Schedule identifying the Mortgage Notes offered as security for the Obligations and setting forth the Collateral Value attributed to each such item at the time of delivery thereof, as required by SECTION 4.2 hereof, Borrower shall deliver to Bank the following items with respect to the Mortgage Notes thereby offered as security:

          3.2(a) the original of each Mortgage Note referenced in such Collateral Schedule, endorsed as follows:

          "PAY TO THE ORDER OF                     ,                         .


          HOMEOWNERS MORTGAGE & EQUITY, INC.,
          A DELAWARE CORPORATION D/B/A HOME, INC.


          BY:
               NAME:
               TITLE:                                  "

          3.2(b) the original filed copy, or a copy of the original filed copy, certified by the Borrower (and if applicable the title company that insured title to the mortgage property) as being true and complete, of the MORTGAGE (or in the case of Title I Loan, if applicable, the security agreement and financing statement as to loans secured by personal property but not real property and certificate of title in the case of Title I Loans secured by manufactured homes) relating to each Mortgage Note;

          3.2(c) an original ASSIGNMENT (leaving the name of the assignee blank) executed by Borrower, for each Mortgage Note and the Mortgage (or in the case of Title I Loans, if secured by personal property, security agreement, financing statements and certificate of title in the case of manufactured homes) securing such Mortgage Note, in recordable form, and otherwise in form satisfactory to the Bank [and if the Borrower is not the named payee on the face of such Mortgage Note, copies (bearing evidence of recordation or certification by the Borrower that such intervening assignment has been sent to the appropriate Governmental Authority for recordation) of all intervening assignments of such Mortgage Note and the related Mortgage (or in the case of Title I Loans, if secured by personal property, security agreement, financing statements and certificate of title in the case of manufactured homes)];"

          3.2(d) Evidence satisfactory to Bank that all Mortgage Loans pledged as Collateral hereunder including those listed on the Collateral Schedule are COVERED Mortgage Loans; and

          3.2(e) if applicable, a true and complete photocopy of the CLOSING INSTRUCTIONS executed by Borrower and the title company closing the transaction (which shall not be an Affiliate of Borrower) evidenced by such Mortgage Note, along with a copy of the title commitment, borrower's closing statement showing among other items payment of the title insurance policy premium and evidence of compliance with the Federal Truth in Lending Act and the Real Estate Settlement Procedures Act.

Borrower shall hold in trust for the Bank, with respect to each Mortgage Note if applicable, a mortgagee policy of title insurance insuring Borrower's perfected, first-priority Lien (and in the case of a Second Lien Mortgage Loan, a second-priority lien and in the case of a Title I Loan, a junior lien) created by the Mortgage securing such Mortgage Note, if applicable, the original insurance policies referred to in SECTION 6.6 hereof, if required by Appraisal Laws and Regulations, an Appraisal complying with the Appraisal Laws and Regulations and all other original documents executed in connection with such Mortgage Note and not delivered to the Bank, and shall specifically identify such items in the Credit Request and upon request of the Bank shall immediately deliver such items to the Bank. The Bank in its reasonable discretion may reject as unsatisfactory any items so delivered and in such event such Mortgage Loans shall have a Collateral Value of zero.

     SECTION 3.3 POWER OF ATTORNEY. Borrower hereby irrevocably appoints the Bank its attorney in fact, with full power of substitution, for and on behalf and in the name of Borrower, to (i) endorse and deliver to any Person any check, instrument or other paper coming into the Bank's possession and representing payment made in respect of any Mortgage Note delivered hereunder as Mortgage Collateral or in respect of any other collateral or Take-Out Commitment; (ii) prepare, complete, execute, deliver and record any assignment of any Mortgage to the Bank or to any other Person; (iii) endorse and deliver any Mortgage Note delivered hereunder as Mortgage Collateral, and to do every other thing necessary or desirable to effect transfer of all or any part of the Mortgage Collateral to the Bank or to any other Person; (iv) take all necessary and appropriate action with respect to all Obligations and the Mortgage Collateral to be delivered to the Bank or held by Borrower in trust for the Bank; (v) commence, prosecute, settle, discontinue, defend, or otherwise dispose of any claim relating to any Take-Out Commitment or any part of the Mortgage Collateral; and (vi) sign Borrower's name wherever appropriate to effect the performance of this Agreement. This section shall be liberally, not restrictively, construed so as to give the greatest latitude to Bank's power, as attorney-in-fact, to collect, sell, and deliver any of the Mortgage Collateral and all other documents relating thereto. The powers and authorities herein conferred on the Bank may be exercised by the Bank through any Person who, at the time of the execution of a particular instrument, is an officer of the Bank. The power of attorney conferred by this SECTION 3.3 shall be effective upon the occurrence of an Event of Default and is grounds for a valuable consideration and is coupled with an interest and irrevocable so long as the Obligations, or any part thereof, shall remain unpaid or the Commitment is outstanding. All Persons dealing with the Bank, or any officer thereof acting pursuant hereto, or any substitute, shall be fully protected in treating the powers and authorities conferred by this SECTION 3.3 as existing and continuing in full force and effect until advised by the Bank that the Obligations have been fully and finally paid and satisfied and the Commitment has been terminated.

     SECTION 3.4 REDEMPTION OF MORTGAGE COLLATERAL.

          3.4(a) GENERALLY. So long as no Default or Event of Default shall be in existence, the Borrower may obtain the release of Bank's security interest in all or any part of the Mortgage Collateral at any time, and from time to time, by paying to the Bank as a repayment hereunder, the Collateral Value of the Mortgage Collateral to be so released and curing any Net Collateral Deficit which may be occasioned thereby in accordance with SECTION 2.5. Any such release shall be evidenced by the return to Borrower of the Mortgage Note and all other Mortgage Loan documents relating to such Mortgage Note in the possession of Bank evidencing the Mortgage Collateral to be released with Bank's accompanying written acknowledgment that such Mortgage Collateral is released from the Bank's security interest.

          3.4(b) NET COLLATERAL SURPLUS. In the event of the existence of a Net Collateral Surplus and so long as no Default or Event of Default shall be in existence, Borrower may from time to time request and obtain from the Bank the release of the Bank's security interest in such of the Mortgage Collateral as constitutes a Net Collateral Surplus. Any such release shall be evidenced by the return to Borrower of the Mortgage Note and all other Mortgage Loan documents relating to such Mortgage Note in the possession of Bank evidencing the Mortgage Collateral to be released with the Bank's accompanying written acknowledgment that such Mortgage Collateral is released from the Bank's security interest.

          3.4(c) REDEMPTION PURSUANT TO SALE. Borrower may from time to time sell Mortgage Collateral pursuant to a Take-Out Commitment or otherwise. Upon the receipt by the Bank of a request from Borrower, and so long as no Default or Event of Default shall be in existence:

            (1) The Bank shall deliver to the Investor (under Bank's Bailee Letter in the form attached hereto as EXHIBIT "E") the items of Mortgage Collateral being sold which are held by Bank pursuant to
          SECTION 3.2 hereof, with the release of Bank's security interest in such items being conditioned upon timely payment to Bank of the amount described in SUBSECTION 3.4(c)(iii);

            (2) Borrower shall, as agent for the Bank, deliver to such Investor the items held by Borrower pursuant to SECTION 3.2 hereof; and

            (3) Within a period of time acceptable to Bank, but in no event more than ten (10) days after the delivery by Bank to such Investor of the items of Mortgage Collateral described in SUBSECTION 3.4(c)(i), Borrower shall cause the Investor to pay directly to the Bank, as a repayment hereunder an amount equal to the Collateral Value of such Mortgage Collateral (such Collateral Value being determined as of the date such Mortgage Collateral was first delivered by Borrower to the
          Bank).

     Notwithstanding the foregoing, prior to the delivery to an Investor of Mortgage Collateral as provided in SECTION 3.4(c)(i) Bank in its sole discretion may require (i) receipt of an amount equal to the Collateral Value of such Mortgage Collateral, or (ii) a written agreement executed by the applicable Investor as to such matters as Bank may require relating to (A) Bank's continuing security interest in the Mortgage Collateral to be delivered, and (B) payment of the Collateral Value of such Mortgage Collateral upon delivery.

          3.4(d) CONTINUATION OF LIEN. The security interest granted to the Bank in all Mortgage Collateral transmitted pursuant to SUBSECTION 3.4(c) shall continue in effect until such time as the Bank shall have received the payment described in SUBSECTION 3.4(c)(iii).

          3.4(e) APPLICATION OF PROCEEDS; NO DUTY. Subject to the next sentence of this SUBSECTION 3.4(e), the Bank shall be under no duty at any time to credit Borrower for any amounts due from any Investor in respect of any purchase of any Mortgage Collateral contemplated under SECTION 3.4(c) above, until the Bank has actually received immediately available funds for such Mortgage Collateral in the amount required pursuant to SUBSECTION 3.4(c)(iii). Any funds so received will be treated as payments under and processed and applied in accordance with
SECTION 2.6. The Bank shall be under no duty at any time to collect any amounts or otherwise enforce any obligations due from any Investor in respect of any such purchase.

          3.4(f) MANDATORY REDEMPTION OF MORTGAGE COLLATERAL. Borrower shall, within three (3) Business Days after an event requiring mandatory redemption of Mortgage Collateral and the reasonable request of the Bank at any time during the term hereof, (i) pay to the Bank in immediately available funds the Collateral Value of any Mortgage Collateral designated by the Bank (except to the extent of any Net Collateral Surplus), or (ii) deliver to the Bank other Mortgage Collateral in substitution for such designated Mortgage Collateral, the Collateral Value of which substituted Mortgage Collateral is equal to or greater than the Collateral Value of the Mortgage Collateral being replaced.

Events requiring mandatory redemption of Mortgage Collateral are as follows:

            3.4(f)(1) Within the earlier to occur of (A) the date in which the time limit provided in the applicable Take-Out Commitment with respect to any Mortgage Loan expires or (B) the date that is NINETY (90) DAYS for Non-Title I Loans and ONE HUNDRED TWENTY (120) DAYS for Title I Loans, following the date of delivery to the Bank for any type of Mortgage Loan such Mortgage Loan shall not have been sold or exchanged for other Mortgage Collateral; or the issuer of such Take-Out Commitment shall decline to purchase such Mortgage Loan for any reason, including without limitation, for the reason that such Mortgage Loan was not made in compliance with applicable federal and/or state laws or regulations; or

            3.4(f)(2) Any obligor of a Mortgage Loan shall have contested the validity of the Mortgage Loan pursuant to the Federal Truth in Lending Act, the Real Estate Settlement Procedures Act, the Equal Credit Opportunity Act, or any other federal or state law or regulation, or any such Mortgage Loan shall have been rescinded, or the Bank, in its sole judgment, determines that such Mortgage Loan is not in compliance with applicable federal and/or state laws or regulations; or

            3.4(f)(3) The obligor of any Mortgage Loan shall have failed to perform any obligation required to be performed thereunder or under the related Mortgage or any other related document, which failure shall have continued for a period of more than forty-five (45) days, or foreclosure or similar proceedings shall have been commenced and are continuing with respect to any such Mortgage Loan; or

            3.4(f)(4) Any of the Mortgage Collateral or the property covered thereby shall become subject to any Lien (other than a Lien for taxes which are not delinquent) which is not inferior to the Lien of the Loan Documents, and such Lien shall not be discharged, or provision for such discharge satisfactory to the Bank shall not have been made, within five (5) days after written notice is sent by the Bank to Borrower, or after Borrower otherwise obtains knowledge of such Lien; or

            3.4(f)(5) Any Mortgage deposited as Mortgage Collateral shall not continue to be (A) a valid and enforceable first Lien (or second Lien in the case of Second Lien Mortgage Loans,

          Conventional Equity Recovery Loan, Conventional Home Improvement Loan, or Conventional Purchase Money Second Lien Loan or a junior lien in the case of Title I Loans) on the mortgaged property covered thereby, and in compliance with all laws applicable thereto, (B) if applicable, insured in favor of Borrower and its assignees by a reputable, duly licensed title insurance company acceptable to the Bank under a policy of title insurance in the full amount of the loan related thereto, (C) in full force and effect, and (D) fully serviced by or for Borrower (including the collection of all amounts due thereon); or

            3.4(f)(6) Any issuer of a Take-Out Commitment covering a Mortgage Loan held by or for the Bank as Mortgage Collateral hereunder shall have bankruptcy, insolvency, reorganization, liquidation, receivership, or similar proceedings or actions, including a general assignment for the benefit of creditors, instituted by or against such issuer; or

          3.4(f)(7) Any Mortgage Loan ceases to be subject to the related Take-Out Commitment; or

            3.4(f)(8) Any Mortgage Loan ceases to conform to the eligibility requirements published and established from time to time by FNMA, GNMA or FHLMC, as applicable, or ceases to conform to the requirements of a Take-Out Commitment acceptable to the Bank.

          3.4(g)  SUBSEQUENT TO AN EVENT OF DEFAULT, references made to SECTIONS
8.2 hereof and SECTION 5 OF THE SECURITY AGREEMENT (collectively, the "OTHER PROVISIONS") for certain rights of the Bank to dispose of the Collateral upon the occurrence of an Event of Default. In the event of any conflict between the Other Provisions and the provisions of this SECTION 3.4, the Other Provisions shall be controlling.

     SECTION 3.5 CORRECTION OF MORTGAGE NOTES. Borrower may from time to time request that the Bank transfer a Mortgage Note (the "CORRECTION NOTE") that constitutes Mortgage Collateral so that such Mortgage Note may be corrected by the maker of such Mortgage Note. Upon receipt by the Bank of such a request from Borrower, and so long as no Default or Event of Default shall be in existence, the Bank shall deliver to the Borrower in trust, with Borrower acting as the agent and bailee of Bank, pursuant to the Borrower's "TRUST RECEIPT AND BAILEE LETTER" in the form attached hereto as EXHIBIT "F", the Correction Note with the temporary transfer of the Note being conditioned upon the prompt return (but in no event later than FOURTEEN (14) DAYS from the date of delivery from Bank to Borrower) to the Bank of the Correction Note in form and content acceptable to Bank; PROVIDED, that (i) at no time shall there be more than $200,000.00 of Correction Notes (such value being determined by the Collateral Value assigned to such Mortgage Notes when they were delivered to the Bank by Borrower hereunder) in the possession of Borrower and (ii) in the event any Correction Note is not returned to Bank within FOURTEEN (14) DAYS, Borrower shall pay to Bank no later than the FOURTEENTH (14th) DAY the Collateral Value attributed to such Correction Note.

     SECTION 3.6 CONCERNING THE FUNDING ACCOUNT, THE SETTLEMENT ACCOUNT AND THE OPERATING ACCOUNT. The Borrower hereby expressly acknowledges that the Funding Account, the Settlement Account and the Operating Account are subject in all respects to the right of offset in favor of the Bank granted under SECTION
10.12.  Further, it is expressly agreed that:

          3.6(a) the Funding Account shall be subject to the sole dominion and control of the Bank who shall disburse amounts from time to time on deposit therein in accordance with the terms of this Agreement;

          3.6(b) the Settlement Account shall be subject to the sole dominion and control of the Bank who shall disburse amounts from time to time on deposit therein in accordance with the terms of this Agreement;

          3.6(c) nothing other than proceeds of Borrowings shall be deposited in the Funding Account;

          3.6(d) the Settlement Account shall only be used for (i) proceeds from the sale or other disposition of Collateral and (ii) the payment of the Obligations;

          3.6(e) proceeds of Advances shall be wired directly from the Funding Account to Borrower's (A) Austin Operating Account prior to the Conversion Date and (B) on or after the Conversion Date to Borrower's Austin Funding Account - Wires or Austin Funding Account - Checks and the following procedures shall be followed in connection with the wiring of funds from the Funding Account to the Austin Operating Account and the Austin Funding Accounts: (i) each Austin Funding Account shall only contain funds which have been wired from the Funding Account to that Austin Funding Account together with such additional funds of Borrower's (other than Loan proceeds) which are required to fully fund Mortgage Loans (i.e. 98% Loan Advance plus 2% of Borrower's funds), (ii) the Austin Funding Accounts and the Austin Existing Accounts shall be pledged to Lender pursuant to a certain Pledge Agreement attached hereto as EXHIBIT "I" and shall be subject to no other pledge or security interest of any third party, (iii) Frost National Bank shall waive all security interests and offset rights in the Austin Funding Accounts and the Austin Existing Accounts and agree to act as bailee for the sole and exclusive benefit of Bank to enable Bank to perfect its security interest in such accounts and the monies contained therein, (iv) wire transfer requests for wires from the Funding Account to the Austin Operating Account or the Austin Funding Account - Wires for Mortgage Loans funded by wires shall specify the Mortgage Loans that are being purchased or originated with such Advance and contain the name of the originator and the amount of the wire to such originator together with the wiring instructions, (v) Lender shall not be required to wire funds for an Advance related to Mortgage Loans funded by checks to the Austin Funding Account - Checks (on or after the Conversion Date) or the Austin Operating Account (prior to the Conversion Date) until those checks have actually been presented for payment to such account and honored by Frost National Bank, (vi) a Mortgage Loan funded by a check shall be classified as a "PENDING LOAN" upon receipt by Bank of a Delivery Commitment Certificate for such Mortgage Loan but shall have no Collateral Value until (A) achievement of the condition precedent that such Advance has been funded by Bank to such account and the check has been received and honored by Frost National Bank and
(B) subject to the condition subsequent that Bank receive a "batch report" by 5 p.m. on the day of the Advance for such account and a detailed report for such account (to be received no later than 9:00 a.m. the following morning) indicating that such checks have been honored and containing sufficient information to allow Bank to verify funding of each Mortgage Loan for which Bank has received the Mortgage Loan Documents and if either of such conditions subsequent are not satisfied for a Mortgage Loan by such deadlines, then such Mortgage Loan shall be given a Collateral Value of zero and Borrower shall be required to repay that portion of the Advance related to such Mortgage Loan pursuant to the provisions contained herein; (vii) upon fulfillment of condition
(A) in the preceding clause, each Mortgage Loan related to such Advances shall be reclassified from a "PENDING LOAN" to "WAREHOUSED LOAN" and shall be included in the Borrowing Base, (viii) the Credit Requests and Delivery Commitment Certificates shall each specify the Mortgage Loan that is being purchased or originated with such Advance with the name of the originator and the amount of the wire or check to such originator together with the check number or wiring instructions.

          3.6(f) proceeds from the redemption of Mortgage Collateral shall be deposited in the Settlement Account.

     SECTION 3.7 REPRESENTATIONS AND WARRANTIES REGARDING MORTGAGE NOTES. Effective with the delivery of the Credit Request on which such Mortgage Note is identified, the Borrower represents and warrants to Bank with respect to each Mortgage Note that:

          3.7(a) The Borrower (and, if the Borrower did not originate the loan evidenced by such Mortgage Note, the originator of such loan) complied, and the Mortgage Collateral comply, in all material respects with all applicable Requirements of Law, including, without limitation, (i) any usury laws, (ii) the Real Estate Settlement

Procedures Act of 1974, as amended, (iii) the Equal Credit Opportunity Act, as amended, (iv) the Federal Truth in Lending Act, as amended, (v) Regulation Z of the Board of Governors of the Federal Reserve System, as amended, (vi) any consumer protection laws, and (vii) in the case of a Title I Loan, that such Mortgage Loan complies in all respects with the requirements of Title I and is presently insured under Title I;

          3.7(b) the full Face Amount of such Mortgage Note (less any discount points paid by or on behalf of the borrower under such Mortgage Note) was funded to the borrower thereunder and any such discount points paid were normal and customary;

          3.7(c) such Mortgage Note is "covered," within the meaning of Section 6.18, by a Take-Out Commitment and was underwritten in compliance with the requirements of the Investor under such Take-Out Commitment;

          3.7(d) the Mortgage related to such Mortgage Note creates a perfected first-priority Lien (or second-priority Lien in the case of Second Lien Mortgage Loan, Conventional Equity Recovery Loan, Conventional Home Improvement Loan, or Conventional Purchase Money Second Lien Loan or in the case of a Title I Loan, a junior lien) on residential real property consisting of land and a one-to-four family dwelling thereon which is completed and ready for occupancy and such Mortgage, the title policy relevant thereto and the other Mortgage documents relevant thereto comply in all respects with the requirements of the Investor under the Take-Out Commitment by which such Mortgage Note is "covered;

          3.7(e) the Mortgage Loan qualifies under the definition of Mortgage Loan; and

          3.7(f) the Borrower has all requisite power and authority to grant the Bank a security interest in such Mortgage Loan.

In the event that any of the representations and warranties contained in SECTIONS 3.7(a), (c) and (d) is at any time incorrect, with respect to such Mortgage Note(s) which causes such representation and warranty to be incorrect, Borrower shall within THREE (3) BUSINESS DAYS after the request of the Bank pay to the Bank in immediately available funds the Collateral Value of such Mortgage Collateral designated by the Bank at which time such Mortgage Collateral will be returned by Bank to Borrower and shall be considered redeemed Collateral. After the expiration of such three (3) day period without the required payment by Borrower, such failure by Borrower to make such payment shall result in an Event of Default under SECTION 8.1(b) hereof. With respect to a misrepresentation and breach of warranty under SECTION 3.7(b), such misrepresentation shall be an Event of Default under SECTION 8.1(b) hereof without any notice and opportunity to cure period.

     SECTION 3.8 BORROWER APPOINTED AGENT. The Bank hereby appoints the Borrower (and, in the case of any loan evidenced by a Mortgage Note originated by a Person other than the Borrower, also appoints such other Person) as its agent for purposes of (a) obtaining Appraisals if required by Appraisal Laws and Regulations and (b) complying with Appraisal Laws and Regulations.


                                  ARTICLE IV

                             CONDITIONS PRECEDENT

     The obligation of the Bank to make Advances hereunder is subject to fulfillment of the conditions precedent stated in this ARTICLE IV.

     SECTION 4.1 INITIAL ADVANCE. The obligation of Bank to make the initial Advance hereunder shall be subject to, in addition to the conditions precedent specified in SECTION 4.2 hereof, delivery to the Bank of the following (each of the following documents being duly executed and delivered and in form and substance satisfactory to the Bank):

          4.1(a) executed counterparts of this Agreement and of all instruments, certificates and opinions referred to in this ARTICLE IV not theretofore delivered;

          4.1(b)  the Note;

          4.1(c) a Security Agreement and Financing Statement, in form and substance acceptable to the Bank, granting to the Bank a perfected, first priority security interest in all Collateral required to be pledged to the Bank;

          4.1(d) an Omnibus Certificate (herein so called) of the Secretary or Assistant Secretary of Borrower containing (i) resolutions of Borrower's board of directors authorizing the execution and performance of the Note, this Agreement and any Loan Documents provided herein and identifying the officers of Borrower authorized to sign such instruments, (ii) specimen signatures of the officers so authorized and (iii) a copy, certified as true by the Secretary or Assistant Secretary of Borrower, of the articles or certificate of incorporation and the bylaws of Borrower, together with all amendments thereto;

          4.1(e) such other documents and submissions as Bank may reasonably request at any time at or prior to the date of the initial Advance hereunder;

          4.1(f)  the Commitment Fees referred to in SECTION 2.7; and

          4.1(g)  the Custodian Fees referred to in SECTION 2.9.

     SECTION 4.2 ALL BORROWINGS. The obligation of the Bank to make any Advance and to fund any Borrowing pursuant to this Agreement is subject to the following further conditions precedent:

          4.2(a) (i) prior to 9:00 P.M. (Dallas, Texas time) on the Business Day prior to the Borrowing Date, Borrower shall give to the Bank telephonic or telecopy notice of the amount of such Borrowing and (ii) prior to 10:30 A.M. (Dallas, Texas time) on each Borrowing Date, Bank shall have received from the Borrower via telecopy or Federal Express an executed CREDIT REQUEST;

          4.2(b) along with each Credit Request, Borrower shall telecopy or Federal Express for receipt prior to the deadline stated in SECTION 4.2(a)(ii) to the Bank a COLLATERAL SCHEDULE, identifying the Mortgage Notes offered pursuant to such Credit Request as security for the Obligations;

          4.2(c) along with each Credit Request, Borrower shall deliver to the POSSESSION of the Bank originals of all the items required to be delivered to the Bank by SECTION 3.2;

          4.2(d) the REPRESENTATIONS AND WARRANTIES of Borrower contained in this Agreement or any Loan Document (other than those representations and warranties which are by their terms limited to the date of the agreement in which they are initially made) shall be true and correct in all material respects on and as of the date of such Advance;

          4.2(e) NO DEFAULT OR EVENT OF DEFAULT shall have occurred and be continuing as of the date of such Advance;

          4.2(f) no circumstance or event, as determined by the Bank in its reasonable discretion, having a MATERIAL ADVERSE EFFECT shall have occurred and be continuing;

          4.2(g) the Funding Account and the Settlement Account shall be established and in existence; and

          4.2(h)  no Net Collateral Deficit shall exist.

Each Credit Request shall be deemed to constitute a representation and warranty by Borrower on the date of the requested Advance as to the facts specified in SECTIONS 4.2(d), (e) AND (f).


                                 ARTICLE V

                        REPRESENTATIONS AND WARRANTIES

     In order to induce the Bank to enter into this Agreement, and to make Advances to Borrower, Borrower represents and warrants to the Bank that:

     SECTION 5.1 ORGANIZATION AND GOOD STANDING. Borrower is a corporation duly incorporated and existing in good standing under the laws of the jurisdiction of its incorporation, is duly qualified as a foreign corporation and in good standing in all jurisdictions in which it conducts business and has the corporate power and authority to own its properties and assets and to transact the business in which it is engaged and is or will be qualified in those states wherein it proposes to transact business in the future.

     SECTION 5.2 AUTHORIZATION AND POWER. Borrower has the corporate power and requisite authority to execute, deliver and perform this Agreement, the Note and the Loan Documents to be executed by it; Borrower is duly authorized to, and has taken all corporate action necessary to authorize it to, execute, deliver and perform this Agreement, the Note and the Loan Documents to be executed by it and is and will continue to be duly authorized to perform this Agreement, the Note and such Loan Documents.

     SECTION 5.3 NO CONFLICTS OR CONSENTS. Neither the execution and delivery of this Agreement, the Note or the Loan Documents, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or with the terms and provisions thereof, will materially contravene or conflict with any provision of law, statute or regulation to which Borrower is subject or any judgment, license, order or permit applicable to Borrower, or any indenture, mortgage, deed of trust, or other agreement or instrument to which Borrower is a party or by which Borrower may be bound, or to which Borrower may be subject, or violate any provision of the Articles of Incorporation or Bylaws of Borrower.

     SECTION 5.4 ENFORCEABLE OBLIGATIONS. This Agreement, the Note and the Loan Documents are the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms.

     SECTION 5.5 PRIORITY OF LIENS. The Bank has a valid, enforceable, perfected, first priority Lien and security interest in each Mortgage Note heretofore delivered to the Bank by the Borrower and upon delivery to the Bank of each Credit Request, the Bank shall have a valid, enforceable, perfected, first priority Lien and Security Interest in each Mortgage Note identified therein or delivered therewith. The Bank has a valid, enforceable, perfected and first priority Lien and Security Interest in the Borrower's interest in each Take-Out Commitment relating to the Mortgage Collateral except to the extent disclosed in a written notice by Borrower to Bank.

     SECTION 5.6 NO LIENS. All the Mortgage Collateral is free and clear of all Liens and other adverse claims of any nature, other than the Liens of Bank, and Borrower has good and indefeasible title to such Mortgage Collateral.

     SECTION 5.7 FINANCIAL CONDITION. Borrower has delivered to the Bank copies of the balance sheets of Borrower dated JULY 31, 1997 and the related statements of income, stockholders' equity and changes in financial position for the year ended such date; such financial statements fairly present the financial condition of Borrower as of such date and have been prepared in accordance with GAAP, subject to normal year-end adjustments; as of the date thereof, there were no obligations, liabilities or Indebtedness (including material contingent and indirect liabilities and obligations or unusual forward or long-term commitments) of Borrower which are not reflected in such financial statements; no change having a Material Adverse Effect has occurred since the date of such financial statements.

     SECTION 5.8 FULL DISCLOSURE. There is no material fact that Borrower have not disclosed to the Bank which could adversely affect the properties, business, prospects or condition (financial or otherwise) of Borrower or could adversely affect the Mortgage Collateral. Neither the financial statements referred to in
SECTION 5.7 hereof, nor any certificate or statement delivered herewith or heretofore by Borrower to the Bank in connection with negotiation of this Agreement, contains any untrue statement of material fact.

     SECTION 5.9 MATERIAL AGREEMENTS. Borrower is not in default (and no event exists which with notice or the passage of time could become a default) under any loan agreement, mortgage, security agreement or other material agreement or obligation to which it is a party or by which any of its properties is bound including but not limited to the Loan Documents.

     SECTION 5.10 NO LITIGATION. There are no actions, suits or legal, equitable, arbitration or administrative proceedings pending, or to the knowledge of Borrower threatened, against Borrower, which either individually or in the aggregate would have a Material Adverse Effect.

     SECTION 5.11 TAXES. All tax returns required to be filed by the Borrower in any jurisdiction have been filed and all taxes, assessments, fees and other governmental charges upon Borrower or upon any of its properties, income or franchises have been paid prior to the time that such taxes could give rise to a Lien thereon, unless protested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been established on the books of Borrower. The Borrower has no knowledge of any proposed tax assessment against Borrower.

     SECTION 5.12 PRINCIPAL OFFICE, ETC., TAXPAYER IDENTIFICATION NUMBER. The principal office, chief executive office and principal place of business of Borrower is at 6836 AUSTIN CENTER BLVD., SUITE 280, AUSTIN, TEXAS 78731. Borrower's mailing address is 6836 AUSTIN CENTER BLVD., SUITE 280, AUSTIN, TEXAS 78731. Borrower's taxpayer identification number is 74-2674353.

     SECTION 5.13   EMPLOYEE BENEFIT PLANS.

          5.13(a) Neither Borrower nor any Subsidiary of Borrower, nor any of their respective ERISA Affiliates, nor any Plan, is in material violation of any provision of ERISA or any other applicable state or federal law, including the Code.

          5.13(b) No Prohibited Transaction or Reportable Event has occurred with respect to any Plan.

          5.13(c) No notice of intent to terminate a Plan has been filed within the 24-month period preceding the date hereof, nor has any Plan been terminated under Section 4041(c) of ERISA.

          5.13(d) The PBGC has not instituted proceedings to terminate, or appoint a trustee to administer, any Plan and no event or condition has occurred or exists which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

          5.13(e) Neither Borrower nor any Subsidiary of Borrower, nor any of their respective ERISA Affiliates has incurred or expects to incur any withdrawal liability to any multiemployer plan within the meaning of Section 4001(a)(3) of ERISA.

          5.13(f) Each Plan meets the minimum funding requirements of Section 412 of the Code and no waiver from such minimum funding requirements has been applied for or approved pursuant to Section 412(d) of the Code.

          5.13(g) No fact exists that could result in any material liability other than as disclosed on Borrower's financial statements) to Borrower relating to any former Plan.

          5.13(h) No amendment to any Plan has been adopted such that security is required to be given pursuant to Section 401(a)(29) of the Code, and no lien exists under Section 412(n) of the Code with respect to any Plan.

          5.13(i) With respect to each Plan, the value of unfunded benefit liabilities (within the meaning of Section 4001(a)(18) of ERISA) does not exceed $50,000.

          5.13(j) Neither the Borrower nor any Subsidiary of Borrower maintains any plan, arrangement, or commitment which provides medical or dental benefits to an employee or the employee's dependents after the employee terminates employment, other than as provided in the continuation coverage provisions of the Code and ERISA.

     SECTION 5.14 OWNERSHIP. HomeCapital Investment Corporation owns, beneficially and of record, 100% of the issued and outstanding shares of each class of the stock of Borrower.

     SECTION 5.15 SUBSIDIARIES. As of the date hereof, Borrower has no subsidiaries other than Home Securities One L.L.C. and Home Securitization Trust
I. As of the date hereof, Borrower does not own, directly or indirectly, any interest in any Person, other than Home Securities One L.L.C. and Home Securitization Trust I which are special purpose entities created and owned by Borrower in connection with the securitization or financing of the Borrower's assets.

     SECTION 5.16 INDEBTEDNESS. As of the date hereof, Borrower has no Indebtedness outstanding other than the Note and the Indebtedness listed on EXHIBIT "G".

     SECTION 5.17   PERMITS, PATENTS, TRADEMARKS, ETC.

          5.17(a) Borrower has all permits and licenses necessary for the operation of its business, except where the failure to have such permits or licenses does not have a Material Adverse Effect upon the operation of its business.

          5.17(b) Borrower owns or possesses (or is licensed or otherwise has the necessary right to use) all patents, trademarks, service marks, trade names and copyrights, technology, know-how and processes, and all rights with respect to the foregoing, which are necessary for the operation of its business, without any known material conflict with the rights of others. The consummation of the transactions contemplated hereby will not alter or impair in any material respect any of such rights of Borrower.

     SECTION 5.18 STATUS UNDER CERTAIN FEDERAL STATUTES. Borrower is not (a) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, (b) a "public utility", as such term is defined in the Federal Power Act, as amended, (c) an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1949, as amended, or (d) a "rail carrier", or a "person controlled by or affiliated with a rail carrier", within the meaning of Title 49, U.S.C., and Borrower is not a "carrier" to which 49 U.S.C. (S) 11301(b)(1) is applicable.

     SECTION 5.19 SECURITIES ACTS AND SECURITIES CREDIT TRANSACTION REGULATIONS. The Borrower has not issued any unregistered securities in violation of the Securities Act of 1933, as amended, or of any other Requirement of Law, and is not violating any rule, regulation, or requirement under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended. The Borrower is not required to qualify an indenture under the Trust Indenture Act of 1939, as amended, in connection with its execution and delivery of the Note. The Borrower is not a party, whether as a customer or a creditor, to any transaction that is subject to the Securities Credit Transaction Regulations.

     SECTION 5.20 NO APPROVALS REQUIRED. Other than consents and approvals previously obtained and actions previously taken, neither the execution and delivery of this Agreement, the Note and the Loan Documents, nor the consummation of any of the transactions contemplated hereby or thereby requires the consent or approval of, the giving of notice to, or the registration, recording or filing by Borrower of any document with, or the taking of any other action in respect of, any Person.

     SECTION 5.21 NO INSIDER. Neither the Borrower nor any Person having "control" (as defined in 12 U.S.C. (S)375(b)(9) and the regulations promulgated pursuant thereto) of the Borrower is, an "executive officer," "director," or "principal shareholder" (as such terms are defined in 12 U.S.C. (S)375(b)(9) and the regulations promulgated pursuant thereto) of any Bank, of any bank holding company of which any Bank is a Subsidiary, or of any Subsidiary of any bank holding company of which any Bank is a Subsidiary.

     SECTION 5.22 GOVERNMENTAL REQUIREMENTS. Borrower is in compliance with all Governmental Requirements, the non-compliance of which would have a Material Adverse Effect.

     SECTION 5.23 ELIGIBILITY. The Borrower has all state and local permits, licenses, approvals, registrations and qualifications which it is required to have in order to make, purchase, sell or service the Mortgage Loans. The Borrower, if approved, is qualified and in good standing as a lender or seller/ servicer, as set forth below, and meets all requirements applicable to its status as such:

          5.23(a) HUD approved lender, eligible to originate, purchase, hold, sell and service FHA-insured Mortgage Loans (and to participate in HUD's Direct Endorsement Mortgage Insurance Program).

          5.23(b) FNMA approved seller/servicer of FNMA Title I Mortgage Loans, eligible to originate, purchase, hold, sell, and service Mortgage Loans to be sold to FNMA.

          5.23(c) Borrower in good standing under the VA loan guarantee program eligible to originate (on an "automatic" basis), purchase, hold, sell and service VA guaranteed Mortgage Loans.

     SECTION 5.24 SOLVENCY. Borrower is not "insolvent" on the date hereof (that is, the sum of Borrower's absolute and contingent liabilities, including Borrower's obligations to the Bank, does not exceed the fair market value of Borrower's assets). Borrower's capital is adequate for the businesses in which Borrower is engaged and intends to be engaged. Borrower has not hereby incurred, nor does Borrower intend to incur or believe that it will incur, debts which will be beyond its ability to pay as such debts mature.

     SECTION 5.25 ENVIRONMENTAL LAWS. (i) the Related Persons are conducting their businesses in material compliance with all applicable federal, state or local laws, including without limitation those pertaining to environmental matters; (ii) none of the operations of any Related Person is the subject of federal, state or local investigation evaluating whether any material remedial action is needed to respond to a release of any hazardous or toxic waste, substance or constituent into the environment; (iii) no Related Person (and to the best knowledge of Borrower, no other Person) has filed any notice under any federal, state or local law indicating that any Related Person is responsible for the release into the environment, or the improper storage, of any material amount of any hazardous or toxic waste, substance or constituent or that any such waste, substance or constituent has been released, or is improperly stored, upon any property of any Related Person; (iv) no Related Person otherwise has any known material contingent liability in connection with the release into the environment, or the improper storage, of any such waste, substance or constituent; and (v) to Borrower's knowledge, no Property securing a Mortgage Loan contains any hazardous material and complies with all applicable environmental laws.

     SECTION 5.26. USE OF PROCEEDS, MARGIN STOCK. Borrower is in compliance with SECTION 6.10.

     SECTION 5.27. TAKE-OUT COMMITMENTS. Borrower represents and warrants to Bank that all Mortgage Loans submitted to Bank as Collateral are and shall be covered by Take-Out Commitments and Borrower has sufficient Take-Out Commitments to cover each and every Mortgage Loan serving as Collateral hereunder.

     SECTION 5.28 ASSUMED NAMES. Since the date which is FIVE (5) YEARS prior to the date hereof, the Borrower has not engaged in any business under any name, assumed name or trade name other than HomeOwners Mortgage & Equity, Inc., a Delaware corporation d/b/a Home, Inc. or Home Improvement Mortgage, Inc.

     SECTION 5.29. SURVIVAL OF REPRESENTATIONS. All representations and warranties by Borrower herein (other than representations and warranties which by their terms are limited to the time initially made) shall survive delivery of the Note and the making of the Advances, and any investigation at any time made by the Bank shall not diminish the right of the Bank to rely thereon.

                                  ARTICLE VI

                             AFFIRMATIVE COVENANTS

     Borrower shall at all times comply with the covenants contained in this
Article VI from the date hereof and for so long as any part of the Obligations or the Commitment of the Bank is outstanding.

     SECTION 6.1 PAYMENT OF NOTE. Pay or cause to be paid the principal and interest on and all other amounts due and payable hereunder and under the Note in accordance with the terms hereof and thereof on the respective date that such sums are due and payable.

     SECTION 6.2 FINANCIAL STATEMENTS AND REPORTS. Borrower shall furnish to Bank the following, all in form and detail reasonably satisfactory to Bank, prepared in accordance with GAAP and with a Certificate Accompanying Financial Statements in the form of EXHIBIT "H" attached;

          6.2(a) As soon as available and in any event within ONE HUNDRED TWENTY (120) DAYS after the close of each FISCAL YEAR OF BORROWER, copies of the consolidated and consolidating balance sheet of Borrower as of the close of such fiscal year and consolidated statements of income and retained earnings, cash flow statements and changes in stockholders' equity for such fiscal year, each setting forth in comparative form the corresponding figures for the preceding fiscal year, all in reasonable detail together with all notes thereto and accompanied by an opinion thereon (which shall not be qualified by reason of any limitation imposed by Borrower) by COOPERS & LYBRAND LLP or by independent certified public accountants selected by Borrower and satisfactory to Bank, to the effect that such financial statements have been prepared in accordance with GAAP and such other professional practices as may then conform to the usual and customary professional standards, practices and disclosures then in existence in connection with the preparation and publication of financial statements by independent certified public accountants and that the examination of such accounts in connection with such financial statements has been made in accordance with GAAP and, accordingly, includes such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances.

          6.2(b) As soon as available and in any event within ONE HUNDRED TWENTY (120) DAYS after the close of each FISCAL YEAR OF GUARANTOR, copies of the consolidated and consolidating balance sheet of Guarantor as of the close of such fiscal year and consolidated statements of income and retained earnings, cash flow statements and changes in shareholders' equity for such fiscal year, each setting forth in comparative form the corresponding figures for the preceding fiscal year, all in reasonable detail together with all notes thereto and accompanied by an opinion thereon (which shall not be qualified by reason of any limitation imposed by Guarantor) by COOPERS & LYBRAND LLP or by independent certified public accountants selected by Guarantor and satisfactory to Bank, to the effect that such financial statements have been prepared in accordance with GAAP and such other professional practices as may then conform to the usual and customary professional standards, practices and disclosures then in existence in connection with the preparation and publication of financial statements by independent certified public accountants and that the examination of such accounts in connection with such financial statements has been made in accordance with GAAP and, accordingly, includes such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

          6.2(c) As soon as available and in any event within FORTY-FIVE (45) DAYS after the end of each calendar quarter, a report in form and detail acceptable to Bank, prepared as of the end of such month, setting forth the prepayments of Mortgage Loans underlying all Agency Servicing Rights and Excess Interest Certificates;

          6.2(d) As soon as available, and in any event within THIRTY (30) DAYS after the end of each MONTH of each fiscal year of BORROWER, copies of the consolidated and consolidating balance sheet of Borrower as of the end of such month and consolidated and consolidating statements of income and retained earnings and cash flow statement and of changes in stockholders' equity for such month, each setting forth in comparative form the corresponding figures for the preceding fiscal year of Borrower for such month and for the portion of the fiscal year ending with such month, all in reasonable detail, and certified by the chief financial officer of Borrower as being true and correct and as having been prepared in accordance with GAAP;

          6.2(e) Promptly upon receipt thereof, a copy of each OTHER REPORT submitted to Borrower by independent accountants in connection with ANY ANNUAL, INTERIM OR SPECIAL AUDIT of the books of Borrower;

          6.2(f) As soon as available and in any event within THIRTY (30) DAYS after the end of EACH MONTH in form and detail acceptable to Bank, prepared as of the end of such month, A REPORT setting forth (i) a COMMITMENT POSITION/CONTINGENT LIABILITY report indicating investor, type, original principal amount, amounts funded and unfunded, rate, price and yield, expiration dates, futures contracts, hedged positions, profit and loss and repurchase agreements; (ii) A PIPELINE POSITION REPORT indicating the rate, amount and price of Mortgage Loans in Borrower's "pipeline" and profit, loss and exposure; (iii) A SERVICING DELINQUENCY REPORT indicating, by investor, the amount of Mortgage Loans serviced by Borrower which are delinquent or in foreclosure with a breakdown (30, 60, 90, 120 days) for all past-due loans including total principal balance, number of loans, which loans Borrower is required to repurchase by an Agency or Investor, foreclosure experience, run off experience, investor type, geographic mix, weighted average coupon, weighted average maturity, cost of servicing, the NUMBER AND AMOUNT OF claims filed, paid and rejected, (iv) THE MOST RECENTLY QUARTERLY PREPAYMENT SCHEDULE FOR ALL AGENCY SERVICING RIGHTS AND EXCESS INTEREST CERTIFICATES AND
(v) A PRODUCTION REPORT SHOWING BORROWER'S MONTHLY AND YEAR-TO-DATE PRODUCTION ORGANIZED BY AND SHOWING EACH PRODUCTION SOURCE;

          6.2(g) As soon as available and in any event within THIRTY (30) DAYS after delivery of such reports to any Agency, HUD, FHA or VA, Borrower shall provide to Bank all AUDITS, EVIDENCE, AUDITORS CERTIFICATIONS AND OTHER FINANCIAL INFORMATION supplied to such governmental or quasi-governmental agencies, including but not limited to, any audits or self-compliance reviews prepared in connection with Borrower's continuing agency certifications;

          6.2(h) Promptly and in any event within TWENTY (20) DAYS after the request of Bank at any time and from time to time, A CERTIFICATE, executed by the president or chief financial officer of Borrower, setting forth all of Borrower's BORROWINGS other than under this Loan;

          6.2(i) As soon as available and in any event within THIRTY (30) DAYS of filing and no later than TWO HUNDRED TWENTY-FIVE (225) DAYS from the end of each fiscal year of Borrower, copies of all FEDERAL INCOME TAX RETURNS filed by Borrower;

          6.2(j) Within THIRTY (30) DAYS after the end of each MONTH, a COMPLIANCE CERTIFICATE executed by the President or Chief Executive Officer of Borrower;

          6.2(k) As soon as available and in any event within FIFTEEN (15) DAYS of their respective Securities and Exchange Commission filing due dates, FORM 10-KSB AND FORM 10-QSB reports for HOMECAPITAL INVESTMENT CORPORATION, the parent corporation of Borrower;

          6.2(l) Promptly and in any event within FIVE (5) DAYS of such event, notification of the DEPARTURE of any of the following officers: PRESIDENT OR EXECUTIVE VICE PRESIDENT;

          6.2(m) Within THIRTY (30) DAYS of the end of each calendar QUARTER, a third party APPRAISAL of the market value of the Collateral securing the Working Capital Line; and

          6.2(n) Such other information, reports and loan package supporting documentation concerning the Mortgage Loans, business, properties or financial condition of Borrower or any Investor (in the possession or under the control of Borrower and Borrower shall make such requests for additional information as reasonably required by Bank), or originals or copies of Take-Out Commitments as Bank may reasonably request. Upon two Business Days notice to Borrower, Bank shall have the right to inspect the books, records and procedures of Borrower at any reasonable time at any of the Properties of Borrower, take copies and extracts from, and inspect and discuss the procedures, affairs, finances and accounts of Borrower with Borrower's officers, accountants and auditors, all at such reasonable times and as often as the Bank may desire. Borrower shall furnish such reports and Mortgage Loan package supporting documentation as the Bank shall reasonably request. Borrower shall permit and shall use all reasonable efforts to cause each Person from whom it purchases Mortgage Loans to permit any officer, employee or agent of Bank to visit and inspect the properties of Borrower and such Person relevant to such compliance, to take copies and extracts therefrom, and to discuss Appraisals relevant to the Mortgage Loans from time to time pledged to the Bank with the responsible officers, employees and agents (including any third party appraisers) of the Borrower and such Person, all at such reasonable times and as often as the Bank may desire.

     SECTION 6.3 TAXES AND OTHER LIENS. Borrower shall pay and discharge promptly all taxes, assessments and governmental charges or levies imposed upon it or upon its income or upon any of its Property as well as all claims of any kind (including claims for labor, materials, supplies and rent) which, if unpaid, might become a Lien upon any or all of its Property; provided, however, Borrower shall not be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings diligently conducted by or on behalf of Borrower and if Borrower shall have established reserves therefor adequate under GAAP.

     SECTION 6.4 MAINTENANCE. Borrower shall (i) maintain its corporate existence, rights and franchises, (ii) observe and comply in all material respects with all Governmental Requirements, and (iii) maintain its Properties (and any Properties leased by or consigned to it or held under title retention or conditional sales contracts) in good and workable condition at all times and make all repairs, replacements, additions, betterments and improvements to its Properties as are reasonable and proper so that the business carried on in conjunction therewith may be conducted properly and efficiently at all times.

     SECTION 6.5 FURTHER ASSURANCES. Borrower shall, within three (3) Business Days of Bank's request, cure any defects in the execution and delivery of the Note, this Agreement and the Loan Documents and Borrower shall, at its expense, promptly execute and deliver to Bank upon request all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of Borrower in this Agreement and in the Loan Documents or to further evidence and more fully describe the collateral intended as security for the Note, or to correct any omissions in the Loan Documents, or more fully to state the security obligations set out herein or in any of the Loan Documents, or to perfect, protect or preserve any Liens created (or intended to be created) pursuant to any of the Loan Documents, or to make any recordings, to file any notices, or obtain any consents.

     SECTION 6.6 REIMBURSEMENT OF EXPENSES. Borrower shall pay (i) all reasonable legal fees incurred by the Bank in connection with the preparation, negotiation or execution of this Agreement, the Note and the Loan Documents and any amendments, modifications, renewals, extensions, consents or waivers executed in connection therewith, (ii) all fees, charges or taxes for the recording or filing of the Loan Documents, (iii) all out-of-pocket expenses of the Bank incurred in connection with the administration of this Agreement, the Note and the Loan Documents, including courier expenses incurred in connection with the Mortgage Collateral, and (iv) all reasonable amounts expended, advanced or incurred by the Bank to satisfy any obligation of Borrower under this Agreement or any Loan Document or to collect the Note, or to enforce the rights of the Bank under this Agreement or any Loan Document, which amounts shall include all court costs, attorneys' fees and expenses (including, without limitation, legal fees and expenses for trial, appeal or other proceedings), fees of auditors and accountants, and investigation expenses reasonably incurred by the Bank in connection with any such matters, together with interest at the post-maturity rate specified in the Note on each such amount from ten (10) days after the date of written demand or request for reimbursement until the date of reimbursement.

     SECTION 6.7 INSURANCE. Borrower shall maintain with financially sound and reputable insurers, insurance with respect to its Properties and business against such liabilities, casualties, risks and contingencies and in such types and amounts as is customary in the case of Persons engaged in the same or similar businesses and similarly situated, including, without limitation, a fidelity bond or bonds in form and with coverage and with a company satisfactory to the Agencies and with respect to such individuals or groups of individuals as the Agencies may designate, and in no event shall such insurance coverage (with respect to types of insurance coverage and levels of insurance coverage) be less than those required by any Agency, Investor or governmental or quasi-governmental authority for financial institutions engaging in the origination and servicing of Mortgages. Upon request of the Bank, Borrower shall furnish or cause to be furnished to the Bank from time to time a summary of the insurance coverage of Borrower and if requested shall furnish the Bank copies of the applicable policies.

     SECTION 6.8 ACCOUNTS AND RECORDS. Borrower shall keep books of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and activities, in accordance with GAAP. Borrower shall maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate all records pertaining to the performance of Borrower's obligations under the Servicing Agreements in the event of the destruction of the originals of such records) and keep and maintain all documents, books, records, computer tapes and other information reasonably necessary or advisable for the performance by Borrower of its obligations under the Servicing Agreements.

     SECTION 6.9 NOTICE OF CERTAIN EVENTS. Borrower shall promptly notify the Bank upon (i) the receipt of any notice from, or the taking of any other action by, the holder of any promissory note, debenture or other evidence of Indebtedness of Borrower with respect to a claimed default, together with a detailed statement by a responsible officer of Borrower specifying the notice given or other action taken by such holder and the nature of the claimed default and what action Borrower is taking or proposes to take with respect thereto;
(ii) the commencement of, or any determination in, any legal, judicial or regulatory proceedings to which Borrower is a party or relating to or affecting the Collateral or any part thereof or the security interests granted herein or in the Security Agreement; (iii) any dispute between Borrower and any governmental or regulatory body; (iv) any material adverse change in the business, operations, prospects or financial condition of Borrower or any Affiliate of Borrower, provided that in the case of an Affiliate of Borrower, Borrower shall be required to give such notice to Bank only if Borrower has knowledge of such material adverse change; or (v) any event or condition which could result in a Material Adverse Effect.

     SECTION 6.10 PERFORMANCE OF CERTAIN OBLIGATIONS. Borrower shall perform and observe in all respects each of the provisions of each Take-Out Commitment and will cause all things to be done which are necessary to have each Mortgage Loan which constitutes Mortgage Collateral covered by a Take-Out Commitment comply with the requirements of such Take-Out Commitment.

     SECTION 6.11 USE OF PROCEEDS; MARGIN STOCK. The proceeds of the Advances shall be used by Borrower solely for the funding of Mortgage Notes in the ordinary course of business, for the payment of costs incurred by Borrower directly relating to the funding of such Mortgage Notes including commissions paid to non-Affiliates and for general working capital purposes. In no event shall the funds from any Advance be used directly or indirectly by any Person for personal, family, household or agricultural purposes or for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U, or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U or of Regulation G of the Board of Governors of the Federal Reserve System (12 C.F.R. 207, as amended) or otherwise take or permit to be taken any action which would involve a violation of such Regulation G or Regulation U or Regulation T (12 C.F.R. 220, as amended) or Regulation Z (12 C.F.R. 224, as amended) or any other regulation of such board. Neither Borrower nor any Person acting on behalf of Borrower shall take any action in violation of Regulation U or Regulation X or shall violate Section 7 of the Securities Exchange Act of 1933 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect or engage in any transaction which is subject to the Securities Credit Transaction Regulations.

     SECTION 6.12 NOTICE OF DEFAULT. Borrower shall furnish to the Bank immediately upon becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and the action which Borrower is taking or proposes to take with respect thereto.

     SECTION 6.13 COMPLIANCE WITH LOAN DOCUMENTS. Borrower shall promptly comply with any and all covenants and provisions of this Agreement, the Note and the Loan Documents. All representations and warranties, except those which by their terms are limited to the time initially made, contained in the Loan Documents shall continue to be true and correct in all respects.

     SECTION 6.14 COMPLIANCE WITH MATERIAL AGREEMENTS. Borrower shall comply in all material respects with all material agreements, indentures, mortgages or documents binding on it or affecting its properties or business.

     SECTION 6.15 OPERATIONS AND PROPERTIES. Borrower shall act prudently and in accordance with customary industry standards in managing and operating its Property.

     SECTION 6.16   ERISA AND PLANS.  Borrower shall promptly furnish to the
Bank:

          6.16(a) Within ten (10) Business Days after the occurrence of a Reportable Event with respect to any Plan, a copy of any materials required to be filed with the PBGC with respect to such Reportable Event;

          6.16(b) A copy of any notice of intent to terminate a Plan, no later than the date such notice is required to be provided to participants of such Plan under Section 4041(a)(2) of ERISA, and copies of any notices of noncompliance received from the PBGC under Section 4041(b)(2)(C) of ERISA, within ten (10) Business Days after the receipt by Borrower or its Subsidiary of such notice;

          6.16(c) Not later than ten (10) Business Days after the receipt thereof by Borrower, any Subsidiary of Borrower, any ERISA Affiliate of Borrower or such Subsidiary, or the administrator of any Plan, a copy of any notice to Borrower or such Subsidiary that the PBGC has instituted proceedings to terminate such Plan or to appoint a trustee to administer such Plan;

          6.16(d) A statement from the chief financial officer of Borrower describing any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of any Plan or for the appointment of a trustee to administer any Plan, within ten (10) Business Days after Borrower knows or has reason to know such event or condition exists; and

          6.16(e) Within ten (10) Business Days after receipt thereof by Borrower or any ERISA Affiliate of Borrower, a copy of any notice concerning the imposition of any withdrawal liability under Section 4202 of ERISA.

     SECTION 6.17 MAINTENANCE OF COLLATERAL. Borrower will keep and maintain at all times each Mortgage securing the Mortgage Notes constituting Mortgage Collateral or other instruments or documents evidencing Mortgage Collateral held by or for Bank (i) as a valid and enforceable lien on the mortgaged property covered thereby if a secured Mortgage Loan, enforceable and in compliance with all laws applicable thereto; (ii) if applicable, insured in favor of Borrower and its assignees by a reputable, duly licensed title insurance company (which is not an Affiliate of Borrower), under a mortgagee policy of title insurance in the full amount of the loan related thereto; and (iii) in full force and effect, without any default. If applicable, the improvements on the land covered by each Mortgage relating to a Mortgage Note constituting Mortgage Collateral shall be kept continuously insured at all times by reasonable insurance companies against fire and extended coverage hazards under policies, binders, letters, or certificates of insurance, with a standard mortgagee clause in favor of Borrower and its assigns. Borrower shall, and does hereby, assign all such insurance, if applicable, to the Bank only so long as the related Mortgage Note shall constitute Mortgage Collateral. Each such policy must be in an amount equal to the lesser of the maximum insurable value of the improvements or the original principal amount of the Mortgage, without reduction by reason of any co-insurance, reduced rate contribution, or similar clause of the policies or binders.

     SECTION 6.18 SERVICING OF COLLATERAL. Borrower shall (i) service or cause to be serviced for Bank all Mortgage Loans constituting Mortgage Collateral hereunder and use its best efforts to effect collection of all amounts payable thereunder as they become due; (ii) comply in all material respects with all provisions of contracts relating to the servicing of such Mortgage Loans or other mortgage servicing contracts to which Borrower is a party; and (iii) upon the occurrence of an Event of Default and pursuant to the request of the Bank, notify each obligor of such Mortgage Loan of the assignment thereof to the Bank pursuant hereto, including in the notice instructions that such obligor shall thereafter make all payments to Borrower as trustee for the Bank until further notice, or directly to the Bank if the Bank shall request the same.

     SECTION 6.19 TAKE-OUT COMMITMENTS. The Borrower shall enter into and maintain Agency Commitments and Take-Out Commitments sufficient at all times to cover each Mortgage Loan constituting Mortgage Collateral hereunder. Upon the request of the Bank, Borrower will provide evidence satisfactory to the Bank that (i) Borrower is in compliance with the requirements of each Take-Out Commitment and will adhere to the procedures provided in such Take-Out Commitment; (ii) Borrower will give notice of Bank's security interest in each Mortgage Loan to the Investor under the Take-Out Commitment therefor and that such notice will be given in compliance with the requirements hereof and of such Take-Out Commitment; (iii) each Mortgage Loan can and will be assigned to the purchaser under the Take-Out Commitment therefor; and (iv) the Bank, in the event of such assignment, will receive the full purchase price for the Mortgage Loans.

     SECTION 6.20 COMPLIANCE WITH AGREEMENTS AND LAW. Each Related Person will perform all material obligations it is required to perform under the terms of each indenture, mortgage, deed of trust, security agreement, lease, franchise, agreement, contract or other instrument or obligation to which it is a party or by which it or any of its properties is bound. Each Related Person will conduct its business and affairs in compliance with all laws, regulations, and orders applicable thereto (including those relating to pollution and other environmental matters), including, but not limited to, all applicable HUD, FHA, VA, FNMA, FHLMC AND GNMA REGULATORY REQUIREMENTS.

     SECTION 6.21 MAINTENANCE OF QUALIFICATIONS. Borrower will not commit or suffer to be committed any act which would adversely affect its eligibility to participate as an FHA approved mortgagee or as an approved lender under the VA guaranty program.

     SECTION 6.22 SERVICING PORTFOLIO. Borrower will not commit or suffer to be committed any act which would constitute a breach of any contract to which Borrower now is or hereafter becomes a party under which Borrower is obligated to service Mortgage Loans for another Person which breach would materially impair Borrower's mortgage loan servicing portfolio.

     SECTION 6.23 EVIDENCE OF COMPLIANCE WITH ARTICLE V. Upon request by the Bank, Borrower shall provide to the Bank evidence of its continued compliance with the representations and warranties under ARTICLE V, including but not limited to, such certificates and documents as the Bank may require in its sole discretion.

     SECTION 6.24 APPRAISALS. If applicable, the Borrower shall obtain and maintain a copy of an Appraisal with respect to the underlying property covered by each Mortgage included as Mortgage Collateral, shall require that all Appraisals delivered to Borrower in connection with the Mortgage Loans constituting Mortgage Collateral (whether originated by the Borrower or purchased by Borrower) comply in all respects with the Appraisal Laws and Regulations, shall implement and maintain administrative and operating procedures which permit the Borrower, the Bank to verify such compliance.


                                  ARTICLE VII

                              NEGATIVE COVENANTS

     Borrower shall at all times comply with the covenants contained in this
ARTICLE VII, from the date hereof and for so long as any part of the Obligations or the Commitment of the Bank is outstanding:

     SECTION 7.1 LIMITATION ON INDEBTEDNESS. Borrower shall not, without the prior written consent of the Bank, incur, create, contract, assume, have outstanding, guarantee or otherwise be or become, directly or indirectly, liable in respect of any Indebtedness, except (i) the Obligations, (ii) current liabilities for taxes and assessments, (iii) EXISTING INDEBTEDNESS AND PROPOSED INDEBTEDNESS listed on EXHIBIT "G" attached hereto and incorporated herein by this reference, (iv) current amounts payable or accrued (other than for borrowed funds or purchase money obligations) which have been incurred in the ordinary course of business and (v) the Indebtedness incurred in the ordinary course of business not to exceed on an annual basis $200,000.00 at any time other than any Indebtedness incurred pursuant to CLAUSES (i), (ii), (iii) AND (iv); provided that all such liabilities, accounts and claims permitted under CLAUSES (ii) THROUGH (v) shall be promptly paid and discharged when due or in conformity with customary trade terms, unless the same shall be contested in good faith by Borrower.

     SECTION 7.2 NO MERGER. Borrower shall not merge or consolidate with or into any corporation, or acquire by purchase or otherwise all or substantially all of the assets or capital stock of any Person unless approved fifteen (15) days in advance by the Bank in writing.

     SECTION 7.3 FISCAL YEAR, METHOD OF ACCOUNTING. Borrower shall not change its fiscal year or method of accounting.

     SECTION 7.4 LINES OF BUSINESS. Borrower shall not directly or indirectly engage in any business other than that currently engaged in by Borrower and any business incidental thereto.

     SECTION 7.5 LIQUIDATIONS, CONSOLIDATIONS AND DISPOSITIONS OF SUBSTANTIAL ASSETS. Borrower shall not dissolve or liquidate or sell, transfer, pledge, lease or otherwise dispose of any portion of its property or assets or business (other than Mortgage Loans sold in compliance with the provisions of the Loan Documents in the ordinary course of business); provided, however, that nothing herein shall be construed to prohibit Borrower from selling Mortgage Notes to Investors in the ordinary course of its business subject to the terms of this Agreement.

     SECTION 7.6 LOANS, ADVANCES, AND INVESTMENTS. Borrower shall not make any loan (other than loans made in the ordinary course of its business as a mortgage company), advance, or capital contribution to, or investment in, or purchase or otherwise acquire any of the capital stock, securities, or evidences of indebtedness of, any Person (collectively, "INVESTMENT"), or otherwise acquire any interest in, or control of, another Person, except for the following:

          7.6(a)  Cash Equivalents;

          7.6(b) Any acquisition of securities or evidences of indebtedness of others when acquired by Borrower in settlement of accounts receivable or other debts arising in the ordinary course of business, so long as the aggregate amount of any such securities or evidences of indebtedness is not material to the business or condition (financial or otherwise) of Borrower;

          7.6(c) Mortgage Backed Securities acquired in the ordinary course of Borrower's business; and

          7.6(d) Owned real estate and Mortgage Loans, required to be repurchased by Investors, not to exceed at any TIME FIVE PERCENT (5%) OF BORROWER'S GAAP NET WORTH.

     SECTION 7.7 OPERATIONAL CHANGES. Borrower shall not (a) change the location of any Collateral for the Loan, (b) change its taxpayer identification number, (c) change its address for its chief executive office or its mailing address or change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection with the Security Agreement seriously misleading within the meaning of Section 9.402 of the UCC (or any other then applicable provision of the UCC) unless Borrower shall have given the Bank at least sixty (60) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Bank to amend such financing statement or continuation statement so that it is not seriously misleading, or (d) change its principal place of business or remove the records concerning the Collateral unless it has given the Bank at least thirty (30) days' prior written notice of its intent to do so and has taken such action as is necessary or advisable in the opinion of the Bank to cause the security interest of the Bank in the Collateral to continue to be a first priority perfected security interest.

     SECTION 7.8 COMPLIANCE WITH ERISA. Borrower shall not, and shall not permit any ERISA Affiliate to:

          7.8(a) (i) engage in any transaction in connection with which Borrower or any ERISA Affiliate could be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code, (ii) fail to make full payment when due of all amounts which, under the provisions of any Plan, applicable law or applicable collective bargaining agreement, Borrower or any ERISA Affiliate is required to pay as contributions thereto, or (iii) permit to exist any accumulated funding deficiency, whether or not waived, with respect to any Plan if, in the case of any of subdivision (i),
(ii) or (iii) above, such penalty or tax, or the failure to make such payment, or the existence of such deficiency, as the case may be, will likely have a Material Adverse Effect on the financial position of Borrower;

          7.8(b) permit the amount of unfunded benefit liabilities (within the meaning of Section 4001 (a) (18) of ERISA) under each Plan maintained at such time by Borrower or any of its Related Persons (other than Multiemployer Plans or "multiple employer Plans") to exceed $50,000; or

          7.8(c) permit the aggregate complete or partial withdrawal liability under Title IV of ERISA with respect to all Plans which are 'multiple employer Plans" and all Multiemployer Plans incurred by Borrower or any Related Person to exceed $50,000.

     SECTION 7.9 MINIMUM GAAP NET WORTH. Borrower's GAAP Net Worth shall be NOT LESS THAN THE SUM OF (A) GAAP NET WORTH as reflected in the most recent ANNUAL financial statements delivered to Bank pursuant to SECTION 6.2(a) PLUS,
(B) 80% of each SUBSEQUENT FISCAL QUARTERS POSITIVE NET INCOME on a CUMULATIVE basis since the report referenced in (A), PLUS (C) ONE HUNDRED PERCENT (100%) of all CONTRIBUTIONS to stockholders' equity of Borrower since the end of the preceding fiscal year after subtracting all fees and costs directly incurred in conjunction with such contribution.

     SECTION 7.10 MINIMUM TANGIBLE NET WORTH. Borrower's Tangible Net Worth will never be less than the minimum required by the respective purchasers of the Mortgages, including HUD, FNMA, GNMA and FHLMC requirements in existence at any time.

     SECTION 7.11. MINIMUM ADJUSTED TANGIBLE NET WORTH. Borrower's Adjusted Tangible Net Worth shall not be less than THE GREATER OF (a) the Adjusted Tangible Net Worth REQUIRED OF BORROWER for the PRECEDING CALENDAR QUARTER AND
(b) BORROWER'S ACTUAL ADJUSTED TANGIBLE NET WORTH on the current Determination Date MULTIPLIED BY EIGHTY PERCENT (80%).

     SECTION 7.12 MAXIMUM TOTAL LIABILITIES TO ADJUSTED TANGIBLE NET WORTH RATIO. The ratio of Borrower's Total Liabilities to Borrower's Adjusted Tangible Net Worth shall not at any time be MORE THAN 5.0 TO 1.0. FOR PURPOSES OF THIS PARAGRAPH ONLY, (I) REPURCHASE AGREEMENTS SHALL NOT BE CONSIDERED INDEBTEDNESS UNLESS OUTSTANDING ON THE LAST DAY OF THE CALENDAR QUARTER IN WHICH SUCH RATIO IS DETERMINED AND (II) REPURCHASE AGREEMENTS RELATING TO RESIDUAL FINANCING AND LOANS FUNDED UNDER THE FNMA ASAP PLUS PROGRAM SHALL BE CONSIDERED INDEBTEDNESS.

     SECTION 7.13 MINIMUM LIQUIDITY. Borrower at all times shall maintain a minimum Liquidity of no less than $500,000.00.

     SECTION 7.14 MANAGEMENT. The PRESIDENT of Borrower shall not be changed without the prior written consent of the Bank.

     SECTION 7.15 INTERESTED TRANSACTIONS. Except with respect to any transaction not exceeding $50,000.00 in value, Borrower shall not engage in any transaction with any of its Affiliates (a) except on an arm's-length basis and on terms no less favorable to Borrower than those obtainable from persons who have no such relationship to Borrower and (b) provided that Borrower shall have given the Bank prior written notice of such transaction with any director, officer or managerial personnel.

     SECTION 7.16 TRANSFER OF STOCK. Individually and on a cumulative no more than 35% of the stock in Borrower shall be sold, transferred or conveyed to or by any party without the prior written consent of the Bank.

     SECTION 7.17 SUBSIDIARIES. Borrower shall not create any Subsidiaries without the prior written consent of the Bank, except with respect to the creation of special purpose entities in connection with the securitization or financing of the Borrower's assets.

     SECTION 7.18 LOSS OF ELIGIBILITY. Take, or fail to take, any action that would cause the Borrower to lose all or any part of its status as an eligible lender, as described under SECTION 5.23 hereof.

     SECTION 7.19 ACTIONS WITH RESPECT TO MORTGAGE COLLATERAL. Borrower shall not without the consent of Bank:

          7.19(a)   Compromise, modify, extend, release, or adjust payments on any Mortgage Collateral, accept a conveyance of mortgaged property in full or partial satisfaction of any Mortgage Collateral, or release any Mortgage securing or underlying any Mortgage Collateral;

          7.19(b)   Agree to the amendment or termination of any Take-Out
Commitment in which the Bank has a security interest or to any substitution of a Take-Out Commitment for a Take-Out Commitment in which the Bank has a security interest hereunder; or

          7.19(c)   Transfer, sell, assign, or deliver any Mortgage Collateral pledged to the Bank to any Person other than the Bank, except pursuant to a Take-Out Commitment and subject to the terms of the Loan Documents.

     SECTION 7.20 INVESTORS. Borrower shall furnish to the Bank upon demand financial information on all Investors to the extent that such information is not confidential.

     SECTION 7.21 USE OF PROCEEDS. Borrower shall not permit the proceeds of the Advances to be used for any purpose other than those permitted by SECTION
6.10 hereof.


                                 ARTICLE VIII

                               EVENTS OF DEFAULT

     SECTION 8.1 NATURE OF EVENT. A Default shall exist if any one or more of the following occurs:

          8.1(a)    Borrower fails to make any payment of principal of or
interest on any Note, or payment of any fee, expense or other amount due hereunder, under any Note or under any Loan Document, on or before the date such payment is due;

          8.1(b)   Default is made in the due observance or performance by
Borrower or Guarantor of any of the other covenants or agreements of Borrower or Guarantor contained in this Agreement or in any Loan Document; provided, however, with respect to such defaults other those specified in SECTIONS 8.1(a), 8.1(c) THROUGH 8.1(k), 8.1(p), 8.1(q) AND 8.1(s) THROUGH 8.1(y) (for which no notice and opportunity to cure shall be available unless such opportunity is specifically provided in such individual sections), Borrower shall have thirty
(30) days after notice of default from Bank within which to cure such default;

          8.1(c)   Any statement, warranty or representation by or on behalf of
Borrower or Guarantor contained in this Agreement or any Loan Document or any certificate furnished in connection with this Agreement, proves to have been incorrect or misleading as of the date made or deemed made and constitutes a Material Adverse Effect;

          8.1(d)   Borrower or Guarantor fails to make when due any payment on any other Indebtedness, including but not limited to the Existing Indebtedness as shown on EXHIBIT "G", which failure constitutes a Material Adverse Effect;

          8.1(e)   Borrower or Guarantor shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors;

          8.1(f)   Borrower or Guarantor shall (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor or liquidator of Borrower or Guarantor or of all or a substantial part of Borrower's assets or Guarantor's assets, (ii) file a voluntary petition in bankruptcy, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, (v) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against Borrower or Guarantor in any bankruptcy, reorganization or insolvency proceeding, (vi) allow any of its assets to be attached or seized, or (vii) take corporate action for the purpose of effecting any of the foregoing;

          8.1(g)   An involuntary petition or complaint shall be filed against
Borrower or Guarantor seeking bankruptcy or reorganization of Borrower or Guarantor or the appointment of a receiver, custodian, trustee, intervenor or liquidator of Borrower or Guarantor, or all or substantially all of Borrower's assets or Guarantor's assets, and such petition or complaint shall not have been dismissed within sixty (60) days of the filing thereof; or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of borrower or appointing a receiver, custodian, trustee, intervenor or liquidator of Borrower or Guarantor, or of all or substantially all of Borrower's assets or Guarantor's assets;

          8.1(h)   Any default or event of default shall occur under any other
Indebtedness of Borrower or Guarantor to the Bank including but not limited to WORKING CAPITAL LINE;

          8.1(i)   The failure of Borrower or Guarantor to pay any money
judgment against Borrower or Guarantor;

          8.1(j)   The failure to have discharged any levy on, seizure,
attachment, sequestration, or similar proceedings against any of Borrower's assets or Guarantor's assets;

          8.1(k)   Bank's security interests in any of the Mortgage Collateral should become unenforceable, or cease to be first priority security interests;

          8.1(l) A Reportable Event or Prohibited Transaction shall have occurred with respect to a Plan of Borrower or Guarantor which could have a Material Adverse Effect;

          8.1(m) A notice of intent to terminate a Plan of Borrower or Guarantor under a "distress termination" as described in Section 4041(c) of ERISA shall be filed which could, in the opinion of the Bank, have a Material Adverse Effect;

          8.1(n) The Plan administrator of Borrower or Guarantor shall receive a notice that the PBGC has instituted proceedings to terminate a Plan of Borrower or Guarantor or appoint a trustee to administer a Plan;

          8.1(o) Borrower or Guarantor or any ERISA Affiliate of Borrower or Guarantor shall withdraw from a multiemployer Plan and the Bank shall determine that such withdrawal could have a Material Adverse Effect;

          8.1(p) Any provision of any Loan Document shall for any reason cease to be in full force and effect or be declared null and void or unenforceable in whole or in part, or the validity or enforceability of any such document shall be challenged or denied;

          8.1(q) Any change of the office of president of Borrower shall occur without the prior written consent of the Bank;

          8.1(r)  The occurrence of a Material Adverse Effect;

          8.1(s) The disqualification of Borrower to act as an approved FHA, FNMA or GNMA (if Borrower has been approved by GNMA as a servicer) mortgagee, or a lender under the VA loan guaranty program;

          8.1(t) If Borrower has been approved by GNMA as a servicer, GNMA shall revoke or terminate any servicing of Borrower, or GNMA shall issue a letter of extinguishment under any GNMA guaranty agreement, or GNMA shall seek any judicial relief;

          8.1(u) Borrower shall cease to be an eligible seller or servicer under any FNMA guide, or FNMA shall impose any sanctions upon or terminate or revoke any servicing of Borrower, or FNMA shall initiate any transfer of servicing from Borrower to another Person, or FNMA shall seek any judicial relief;

          8.1(v) If Borrower has been approved by GNMA as a servicer, GNMA shall send any notice to the Borrower that GNMA intends to or will revoke or terminate any servicing of the Borrower or issue a letter of extinguishment and such notification is not withdrawn within thirty (30) days of receipt by Borrower;

          8.1(w) Borrower shall receive notice that FNMA intends to or will terminate or transfer any servicing and such notice is not withdrawn by FNMA within thirty (30) days of receipt by Borrower;

          8.1(x) If any property of Borrower or Guarantor is seized or attached; and

          8.1(y) If more than 35% of the stock (on an individual or cumulative basis) in Borrower is sold, transferred or conveyed to or by any party without the prior written consent of the Bank.

Upon the occurrence of an Event of Default described in SECTION 8.1(f) or (g), all of the Obligations shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, declaration or notice of acceleration or intention to accelerate, or any other notice or declaration of any kind, all of which are hereby expressly waived by Borrower and each Related Person. Upon the occurrence of any other Event of Default, Bank, at any time and from time to time may without notice to Borrower or any other person declare any or all of the Obligations immediately due and payable, and all such Obligations shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, notice of acceleration or of intention to accelerate, or any other notice or declaration of any kind, all of which are hereby expressly waived by Borrower and each Related Person. After any such acceleration Bank shall have no obligation to make any further Advances or loans of any kind under any agreement with any Related Person.

     SECTION 8.2 REMEDIES. If any Event of Default shall occur and be continuing, Bank may protect and enforce the Bank's rights under the Loan Documents by any appropriate proceedings, including proceedings for specific performance of any covenant or agreement contained in any Loan Document, and Bank may enforce the payment of any Obligations due or enforce any other legal or equitable right. All rights, remedies and powers conferred upon Bank under the Loan Documents shall be deemed cumulative and not exclusive of any other rights, remedies or powers available under the Loan Documents or at law or in equity.

     Upon the occurrence of an Event of Default, Bank may:

          8.2(a) TERMINATION. Terminate Bank's Commitment to lend hereunder and stop all advances hereunder.

          8.2(b) ACCELERATION. Declare all unpaid amounts under the Note and any other portion of the Obligations immediately due and payable, without further notice, presentment, protest, demand or action of any nature whatsoever (each of which is hereby expressly waived by Borrower) whereupon the same shall become immediately due and payable.

          8.2(c) JUDGMENT. Reduce to Judgment any claim arising under this Agreement that Bank have standing to assert.

          8.2(d) FORECLOSURE. Take such steps as are appropriate to foreclose or otherwise enforce all Liens granted to Bank to secure payment and performance of the Obligations, and to exercise any and all rights afforded secured parties by the UCC, the Loan Documents, at law, in equity or otherwise.

In addition to, and without limiting or restricting in any way the foregoing, Bank or its designee may take possession of any Collateral and related documents securing the obligations or any portion thereof not already in the possession of Bank or its designee, and of any documents or instruments held by Borrower for the benefit of Bank and may direct Borrower to, and Borrower will, gather or assemble all of such Collateral and documents or any portion thereof at the principal offices of Bank or its designee as Bank shall determine or any other place reasonably convenient to Borrower and Bank as such parties shall agree, may notify any party obligated on any Collateral securing the Obligations or a portion thereof to make all payments due or to become due with respect thereto directly to Bank or its designee, with the amounts of such payments to be held for the benefit of Bank, and Bank or its designee may collect such payments; enforce collection of any Collateral securing the obligations or a portion thereof by suit or otherwise in its own name or in the name of Borrower; assign, negotiate or transfer any such Collateral for purposes of collection; surrender, release, substitute or exchange all or any part of such Collateral or any collateral, security or guaranty therefor; or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon the request of Bank or its designee, Borrower will, at its own expense, notify any person obligated upon any Collateral securing the obligations or a portion thereof to make payment to Bank or its designee of any amounts due or to become due thereunder.

     SECTION 8.3 PERFORMANCE BY BANK. Should any covenant, duty or agreement of Borrower fail to be performed in accordance with the terms and conditions of any of the Loan Documents to which it is party, Bank may, at its option, perform, or attempt to perform, such covenant, duty or agreement on behalf of Borrower. In such event, Borrower shall, at the request of Bank, promptly pay any amount expended by Bank in such performance or attempted performance to Bank at the office of Bank listed on the signature pages hereof, together with interest thereon at the Maximum Rate from the date of such expenditure by Bank until paid. Notwithstanding the foregoing, it is expressly understood that Bank does not assume and shall never have, except by express written consent, any liability or responsibility for the performance of any duties of Borrower hereunder, or under or in connection with all or any part of the Collateral.


                                   ARTICLE IX

                                INDEMNIFICATION

     SECTION 9.1 INDEMNIFICATION. IN CONSIDERATION OF THE COMMITMENT OF BANK, BORROWER AGREES TO INDEMNIFY AND DEFEND THE BANK AND ANY PERSON DEEMED TO CONTROL THE BANK AND THEIR RESPECTIVE DIRECTORS, OFFICERS, ATTORNEYS, AFFILIATES, AND EMPLOYEES (ANY AND ALL OF WHOM ARE REFERRED TO AS THE "INDEMNIFIED PARTY") FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, DEFICIENCIES, INTEREST, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING BUT NOT LIMITED TO ATTORNEYS' FEES) INCURRED BY THEM OR ANY OF THEM DIRECTLY OR INDIRECTLY ARISING OUT OF OR BY REASON OF (I) ANY INVESTIGATION, LITIGATION OR OTHER PROCEEDING BROUGHT OR THREATENED, ARISING OUT OF OR BY REASON OF THE BANK'S EXECUTION OF THIS AGREEMENT OR ANY LOAN DOCUMENT AND THE TRANSACTION CONTEMPLATED THEREBY, INCLUDING, BUT NOT LIMITED TO, ANY USE EFFECTED OR PROPOSED TO BE EFFECTED BY BORROWER OF THE PROCEEDS OF THE ADVANCES, (II) ANY IMPOUNDMENT, ATTACHMENT OR RETENTION OF ANY OF THE MORTGAGE COLLATERAL OR ANYTHING WHICH RESULTS IN THE FAILURE OF ANY INVESTOR TO PAY THE ENTIRE PURCHASE PRICE OF ANY OF THE MORTGAGE COLLATERAL PURSUANT TO ANY TAKE-OUT COMMITMENT, (III) ANY ALLEGED VIOLATION OF ANY FEDERAL OR STATE LAW RELATING TO USURY OR TRUTH IN LENDING IN CONNECTION WITH ANY MORTGAGE COLLATERAL, AND (IV) ANY REPRESENTATION MADE BY BORROWER HEREUNDER OR UNDER ANY OF THE LOAN DOCUMENTS; PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL BE CONSTRUED AS AN AGREEMENT BY BORROWER TO INDEMNIFY AND HOLD THE BANK, ANY PERSON DEEMED TO CONTROL THE BANK, OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS OR EMPLOYEES HARMLESS FROM OR AGAINST ANY LOSSES, CLAIMS, DAMAGES, LIABILITIES, COSTS OR EXPENSES ARISING OUT OF THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD OF THE BANK, OR ANY OF ITS OFFICERS, DIRECTORS OR EMPLOYEES. WITHOUT LIMITING ANY PROVISION OF THIS PARAGRAPH, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON OR ENTITY TO BE INDEMNIFIED HEREUNDER SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, DEFICIENCIES, INTEREST, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING BUT NOT LIMITED TO ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON OR ENTITY. THE BANK SHALL NOT BE RESPONSIBLE OR LIABLE TO BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY CONSEQUENTIAL DAMAGES THAT MAY BE ALLEGED AS A RESULT OF OR IN CONNECTION WITH (I), (II), (III) AND
(IV) LISTED IN THIS PARAGRAPH. BORROWER'S OBLIGATIONS UNDER THIS PARAGRAPH SHALL SURVIVE THE COMMITMENT TERMINATION DATE, NOTWITHSTANDING ANYTHING TO THE CONTRARY. BORROWER SHALL PROVIDE SUCH INDEMNIFICATION AND DEFENSE UPON WRITTEN NOTICE FROM THE BANK.

                                   ARTICLE X

                                 MISCELLANEOUS

     SECTION 10.1 NOTICES. Any notice or request required or permitted to be given under or in connection with this Agreement, the Loan Documents (except as may otherwise be expressly required therein) or the Note shall be in writing and shall be mailed by first class mail, postage prepaid, or sent by telex, telegram, telecopy or other similar form of rapid transmission confirmed by mailing (by first class mail, postage prepaid) written confirmation at substantially the same time as such rapid transmission, or personally delivered to an officer of the receiving party. All such communications shall be mailed, sent or delivered to the parties hereto at their respective addresses as follows:

     BORROWER:      HOME, INC.
                    6836 AUSTIN CENTER BLVD.
                    SUITE 280
                    AUSTIN, TEXAS  78731
                    ATTENTION:  MR. JOHN BALLARD
                                PRESIDENT


     BANK:          GUARANTY FEDERAL BANK, F.S.B.
                    8333 DOUGLAS AVENUE
                    10TH FLOOR
                    DALLAS, TEXAS 75225
                    ATTENTION:  MORTGAGE FINANCE DIVISION
                                MR. W. JAMES MEINTJES, VICE PRESIDENT


or at such other addresses or to such individual's or department's attention as either party may have furnished the other party in writing. Any communication so addressed and mailed shall be deemed to be given when so mailed, except that notices and requests given pursuant to SECTION 3.4(f) hereof, Credit Requests and communications related to Credit Requests shall not be effective until actually received by the Bank, as the case may be; and any notice so sent by rapid transmission shall be deemed to be given when receipt of such transmission is acknowledged, and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by, an authorized officer of Borrower or Bank, as the case may be.

     SECTION 10.2 AMENDMENTS AND WAIVERS. Any provision of this Agreement, any Loan Document or the Note may be amended or waived if, and only if, such amendment or waiver is in writing and is signed by the Borrower and the Bank.

     SECTION 10.3 INVALIDITY. In the event that any one or more of the provisions contained in the Note, this Agreement or any Loan Document shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of such document.

     SECTION 10.4 SURVIVAL OF AGREEMENTS. All covenants and agreements herein and in the Loan Documents not fully performed before the date hereof or the date of the Loan Documents, and all representations and warranties of Borrower herein or in the Loan Documents, shall survive until payment in full of the Obligations and termination of the Commitment.

     SECTION 10.5 REGULATORY REQUIREMENTS. This Agreement is subject to all governmental regulations to which the Bank is subject. Notwithstanding anything to the contrary, in no event shall the Bank be obligated to advance to Borrower hereunder or under the Loan Documents any amounts which would cause the Bank to exceed applicable governmental lending limit regulations.

     SECTION 10.6 WAIVER. No course of dealing on the part of any Bank, its officers, employees, consultants or agents, nor any failure or delay by the Bank with respect to exercising any right, power or privilege of the Bank under the Note, this Agreement or any Loan Document shall operate as a waiver thereof.

     SECTION 10.7 CUMULATIVE RIGHTS. Rights and remedies of Bank under the Note, this Agreement and each Loan Document shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     SECTION 10.8 CHOICE OF LAW. THIS AGREEMENT, THE NOTE AND EACH LOAN DOCUMENT IS A CONTRACT MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE UNITED STATES OF AMERICA AND THE STATE OF TEXAS, EXCEPT AS OTHERWISE SPECIFIED HEREIN OR THEREIN, AND, WITH RESPECT TO USURY LAWS, IF ANY, APPLICABLE TO THE BANK AND TO THE EXTENT ALLOWED THEREBY, AS SUCH LAWS MAY HEREAFTER BE IN EFFECT WHICH ALLOW A HIGHER MAXIMUM NONUSURIOUS INTEREST RATE THAN SUCH LAWS NOW ALLOW. TEX. REV. CIV. STAT. ANN. ART. 5069, CH. 15 (WHICH REGULATES CERTAIN REVOLVING LOAN ACCOUNTS AND REVOLVING TRI-PARTY ACCOUNTS) SHALL NOT APPLY TO THIS AGREEMENT OR THE NOTE.

     SECTION 10.9 INTEREST. The Note and all of the other Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the Bank to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by the Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by the Note, or if Bank's exercise of the option to accelerate the maturity of the Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by law, then it is the express intent of Borrower and Bank that all excess amounts theretofore collected by Bank be credited on the principal balance of the Note (or, if the Note and all other indebtedness arising under or pursuant to the other Loan Documents have been paid in full, refunded to Borrower), and the provisions of the Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by Borrower for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of Borrower to Bank under the Note or arising under or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank will rely on federal law instead of the Texas Finance Code, as supplemented by Texas Credit Title for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under the Texas Finance Code, as supplemented by Texas Credit Title, or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

     In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to the Note. To the extent that Chapter 303 of the Texas Finance Code is applicable to the Note, the "weekly ceiling" specified in Chapter 303 is the applicable ceiling; provided that, if any applicable law permits greater interest, the law permitting the greatest interest shall apply.

     SECTION 10.10 RIGHT OF OFFSET. Borrower hereby grants to the Bank and to any assignee or participant of Bank a right of offset, to secure the repayment of the Obligations, upon any and all monies, securities or other property of Borrower, and the proceeds therefrom now or hereafter held or received by or in transit to such Person, from or for the account of Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special, time or demand, provisional or final) and credits of Borrower, and any and all claims of Borrower against such Person at any time existing. Upon the occurrence of any Event of Default, such Person is hereby authorized at any time and from time to time, without notice to Borrower, to offset, appropriate, and apply any and all items hereinabove referred to against the Obligations. The Bank's contractual right of offset granted by Borrower hereunder is separate and independent of the Bank's common law right of offset and is not governed by any restrictions existing under the common law right of offset. Notwithstanding anything in this Section 10.12 or elsewhere in this Agreement to the contrary, the Bank and any assignee or participant of the Bank shall not have any right to offset, appropriate or apply any accounts of Borrower which consist of escrowed funds (except and to the extent of any beneficial interest of Borrower in such escrowed funds) which have been so identified by Borrower in writing at the time of deposit thereof.

     SECTION 10.11  ASSIGNMENTS, ETC.

          10.11(a) ASSIGNMENTS AND PARTICIPATIONS. All covenants and agreements by or on behalf of Borrower in the Note, this Agreement, or any other Loan Document shall bind Borrower's successors and assigns and shall inure to the benefit of the Bank and its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest herein, without the prior written consent of the Bank. The Bank may assign to one or more Persons all or any part of, and may grant participations to one or more Persons in all or any part of, its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Note held by it). In the event that Bank sells participations in the Note or other Obligations of Borrower incurred or to be incurred pursuant to this Agreement, to other lenders, each of such other lenders shall have the rights of set off against such Obligations and similar rights or Liens to the same extent as may be available to the Bank.

          10.11(b) ADDITIONAL BANK. From time to time additional Bank may be added hereto upon execution by the Borrower, the Bank and such additional Bank of documentation in form and substance satisfactory to each of such parties.

     SECTION 10.12 EXHIBITS. The exhibits attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein, except that in the event of any conflict between any of the provisions of such exhibits and the provisions of this Agreement, the provisions of this Agreement shall prevail.

     SECTION 10.13 TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS. All titles or headings to articles, sections, subsections or other divisions of this Agreement or the exhibits hereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

     SECTION 10.14 COUNTERPARTS. This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of both parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

     SECTION 10.15 WAIVER OF TRIAL BY JURY. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE BANK TO ENTER INTO THIS AGREEMENT AND EXTEND CREDIT TO BORROWER, BORROWER AND THE BANK EACH WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT

OR ANY OTHER LOAN DOCUMENT AND/OR THE CONDUCT OF THE RELATIONSHIP BETWEEN THE BANK AND BORROWER.

     SECTION 10.16. CONSENT TO JURISDICTION. THE BORROWER HEREBY AGREES THAT THE OBLIGATIONS CONTAINED HEREIN ARE PERFORMABLE IN DALLAS COUNTY, TEXAS. ALL PARTIES HERETO AGREE THAT (I) ANY ACTION ARISING OUT OF THIS TRANSACTION MAY BE FILED IN DALLAS COUNTY, TEXAS, (II) VENUE FOR ENFORCEMENT OF ANY OF THE OBLIGATIONS CONTAINED IN THE LOAN DOCUMENTS SHALL BE IN DALLAS COUNTY, TEXAS,
(III) PERSONAL JURISDICTION SHALL BE IN DALLAS COUNTY, TEXAS, (IV) ANY ACTION OR PROCEEDING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE COMMENCED AGAINST BORROWER IN DALLAS COUNTY, (V) SUCH ACTION MAY BE INSTITUTED IN THE COURTS OF THE STATE OF TEXAS LOCATED IN DALLAS COUNTY, TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS LOCATED IN DALLAS COUNTY, TEXAS, AT THE OPTION OF THE BANK AND (VI) THE BORROWER HEREBY WAIVES ANY OBJECTION TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING AND ADDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO BE SUED ELSEWHERE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE BANK TO ACCOMPLISH SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     SECTION 10.17. CONFIDENTIALITY. Except as provided herein to the contrary, all correspondence from the Bank to Borrower and all of the Loan Documents are confidential and may not be shown by Borrower to or discussed by Borrower with any third party (other than on a confidential basis with Borrower's legal counsel and independent public accountants) without Bank's prior written consent. All documents, forms, correspondence, files, contracts, customer lists, financial tables, records, techniques, processes and all other information directly or indirectly given to or received by Bank during the term of this Agreement, that relate in any manner to any business or operation that Borrower is engaged in, constitute trade secrets of Borrower and shall remain the property of Borrower subject to the rights, security interests and remedies of Bank. During and after the term of this Agreement, Bank shall maintain the confidentiality of all such trade secrets and not disclose to any person (other than an employee or agent of Bank or any Affiliate thereof) any confidential information relating to such trade secrets, without the consent of Borrower, or until such information ceases to be confidential. Notwithstanding the foregoing, Bank shall not be precluded from disclosures respecting Borrower when required by law or a governmental agency or in connection with the audit and preparation of the Bank's financial statements. Upon the termination of this Agreement by Bank, Bank shall deliver to Borrower all materials and information constituting such trade secrets.

     SECTION 10.18. ENTIRE AGREEMENT. THIS WRITTEN LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENTED THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.


                            BORROWER:

                            HOMEOWNERS MORTGAGE & EQUITY, INC.,
                            a Delaware corporation d/b/a HOME, INC.


                            By:  /s/ Tommy M. Parker
                                ------------------------------------------------
                                    Tommy M. Parker, Executive Vice President


                            BANK:

                            GUARANTY FEDERAL BANK, F.S.B.,
                            a federal savings bank



                            By:  /s/ W. James Meintjes
                                ------------------------------------------------
                                    W. James Meintjes,
                                    Vice President


                            GUARANTOR:

                            HOMECAPITAL INVESTMENT CORPORATION,
                            a Nevada corporation


                            By:  /s/ John Ballard
                                ------------------------------------------------
                                    John Ballard, President

STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)


     This instrument was ACKNOWLEDGED before me the 24th day of September, 1997, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC. d/b/a Home, Inc., a Delaware corporation, on behalf of said corporation.


(SEAL)                      /s/ Sandy Parks
                            --------------------------------
                            Notary Public - State of Texas

                                Sandy Parks
My Commission expires:      --------------------------------
9-11-2000                   Printed Name of Notary


STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)


     This instrument was ACKNOWLEDGED before me the 24th day of September, 1997, by W. James Meintjes, Vice President of GUARANTY FEDERAL BANK, F.S.B., a federal savings bank, on behalf of said bank.


(SEAL)                      /s/ Sandy Parks
                            --------------------------------
                            Notary Public - State of Texas

                                Sandy Parks
My Commission expires:      --------------------------------
9-11-2000                   Printed Name of Notary


STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)


     This instrument was ACKNOWLEDGED before me the 24th day of September, 1997, by John Ballard, President of HOMECAPITAL INVESTMENT CORPORATION, a Nevada corporation, on behalf of said corporation.


(SEAL)                      /s/ Sandy Parks
                            --------------------------------
                            Notary Public - State of Texas

                                Sandy Parks
My Commission expires:      --------------------------------
9-11-2000                   Printed Name of Notary

Exhibits:

"A"      --  Mortgage Warehouse Credit Request
"B"      --  Form of Delivery Commitment Certificate [Pending Loans Only]
"C"      --  Form of Promissory Note
"D"      --  Approved Investors
"E"      --  Bailee Letter
"F"      --  Trust Receipt and Bailee Letter
"G"      --  Existing and Proposed Indebtedness
"H"      --  Certificate Accompanying Financial Statements
"I"      --  Pledge Agreement [Bank Account]
"J"      --  Compliance Certificate

                                  EXHIBIT "A"

                       MORTGAGE WAREHOUSE CREDIT REQUEST
FROM:     HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC.
          6836 AUSTIN CENTER BLVD.
          SUITE 280
          AUSTIN, TEXAS  78731
          PHONE (512) 343-8911
          FAX (512) 343-1837

TO:       GUARANTY FEDERAL BANK, F.S.B.



1. HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC. requests an Advance in the amount and on the date specified from the Bank (cumulatively, a "BORROWING") in the cumulative amount and on the date herein specified, pursuant to the FIRST AMENDED AND RESTATED WAREHOUSE LOAN AGREEMENT among Borrower, GUARANTY FEDERAL BANK, F.S.B. ("Bank"), dated as of SEPTEMBER 24, 1997, as amended to date (the "AGREEMENT"), and hereby grants to Bank, in accordance with the provisions of that certain SECURITY AGREEMENT, dated as of even date with the Agreement, between Borrower and the Bank, as amended to date, a security interest and Lien in the Mortgage Collateral described on SCHEDULE A-I. Capitalized terms used herein and defined in the Agreement shall be used herein as so defined.

2.   (a)  BORROWINGS REQUESTED:

          (i) Borrower hereby requests a Borrowing in the principal amount of $__________.

          (ii)   Requested Borrowing Date:  _______________, 199__.

          (iii)  CHECK ONE ONLY:

                 [_] REGULAR: Borrower hereby grants to the Bank a security interest in each Mortgage Note described on Schedule I attached hereto.

                 [_] PENDING: Borrower has previously granted to Bank a security interest pursuant to a Delivery Commitment Certificate in each Mortgage Note funded by this Advance and does hereby ratify and reconfirm such security interest.

          [Regular Mortgage Loans and Pending Mortgage Loans shall not be contained on the same Credit Request. Separate Credit Requests must be done.]

     (b) Requirement of Agreement: Maximum of ONE HUNDRED TWENTY (120) DAYS in the Borrowing Base for all TITLE I LOANS currently in the Borrowing Base including those related to this proposed Advance.

          Requirement satisfied      _______.

          Requirement not satisfied  _______.

     (c) Requirement of Agreement: Maximum of NINETY (90) DAYS in the Borrowing Base for any NON-TITLE I LOAN to all such Loans currently in the Borrowing Base including those related to this proposed Advance.

          Requirement satisfied      _______.

          Requirement not satisfied  _______.

     (d) Requirement of Agreement: NO Mortgage Loans in the Borrowing Base are in DEFAULT including those related to this proposed Advance.

          Requirement satisfied      _______.

          Requirement not satisfied  _______.

     (e) Requirement of Agreement: Cumulative Collateral Value at any time attributable to OTHER TITLE I LOANS limited to $1,000,000.00 presently in the Borrowing Base including those related to this proposed Advance.

          Requirement satisfied      _______.

          Requirement not satisfied  _______.

     (f) Requirement of Agreement: Cumulative Collateral Value attributable to UNSECURED LOANS limited to $1,000,000.00 presently in the Borrowing Base including those related to this proposed Advance.

          Requirement satisfied      _______.

          Requirement not satisfied  _______.

     (g) Requirement of Agreement: Cumulative Collateral Value attributable to NON-TITLE I LOANS limited to $10,000,000.00 presently in the Borrowing Base including those related to this proposed Advance.

          Requirement satisfied      _______.

          Requirement not satisfied  _______.

     (h) Requirement of Agreement: All Mortgage Loans presently in the Borrowing Base including those related to this proposed Advance qualify as WAREHOUSED LOANS.

          Requirement satisfied      _______.

          Requirement not satisfied  _______.

3.   The undersigned officer of Borrower represents and warrants to the Bank:

     (a) Borrower is entitled to receive the requested Borrowing under the terms and conditions of the Agreement;

     (b) all items which Borrower is required to furnish to the Bank pursuant to the Agreement accompany this Credit Request;

     (c) all Mortgage Collateral offered hereby conforms in all respects with the applicable requirements set forth in the Agreement and the Security Agreement;


     (d)  no Default has occurred and is continuing under the Agreement;

     (e) no change or event which constitutes a Material Adverse Effect has occurred;

     (f) each Mortgage Loan has been closed and funded with advance(s) (an "ADVANCE") made by the Bank pursuant to the Agreement, such Advance constituting "new value" as that term is used in Section 9.304(d) of the Texas Business and Commerce Code (or the corresponding provision of the Code of any other applicable jurisdiction).

     (g) Bank has a first perfected security interest in and first lien upon said Mortgage Loan, including, without limitation, in the promissory note evidencing such Mortgage Loan (the "MORTGAGE NOTE").

     (h) the Mortgage Note and all other documents, instruments and agreements required to be delivered to Bank pursuant to Section 3.2 of the Agreement with respect to such Mortgage Loan (the "REQUIRED DOCUMENTS"), have been delivered to Bank.

     Borrower hereby acknowledges and agrees that any Advance relating to the Mortgage Loan described below is secured by all Collateral in which Bank has a security interest under the Agreement and Loan Documents.

4. Borrower represents and warrants that Borrower holds with respect to each of the Mortgage Notes hereby offered the following:

     (a) unless delivered herewith, the original filed copy of the Mortgage relating to such Mortgage Note;

     (b) if applicable, mortgagee policies of title insurance conforming to the requirements of the Bank or binding commitments for the issuance of same;

     (c) if applicable, insurance policies insuring the mortgaged premises as required by the Bank; and

     (d) unless delivered herewith, an original executed Take-Out Commitment relating to such Mortgage Note.

     Borrower agrees that it holds the above items in trust for the Bank, and will at any time deliver the same to the Bank upon request or, upon written instructions from the Bank, to any Person designated by the Bank. Borrower further agrees that it will not deliver any of the above items, nor give, transfer, or assign any interest in same, to any Person other than the Bank (or the Person or Persons designated by the Bank) without the prior written consent of the Bank.

5. The representations and warranties of Borrower contained in the Agreement and those contained in each other Loan Document to which Borrower is a party are true and correct in all respects on and as of the date hereof.

                              HomeOwners Mortgage & Equity, Inc.
                              d/b/a Home, Inc.,
                              a Delaware corporation


Date:____________, 199___     By:
                                 ------------------------------------------
                                 Tommy M. Parker,
                                 Executive Vice President



STATE OF TEXAS (S)
                         (S)
COUNTY OF TRAVIS  (S)


     This instrument was ACKNOWLEDGED before me the ____ day of ___________, 199___, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC., a Delaware corporation, on behalf of said corporation.


                                 ------------------------------------------

  Notary Public - State of Texas

My Commission expires:
                                 ------------------------------------------
----------------------           Printed Name of Notary

                                  SCHEDULE A-I
                                 MORTGAGE NOTES



                     Original
Type of             Principal     Collateral                           Interest   Maturity      Loan
 Loan      Date      Amount         Value           Maker     Payee       Rate      Date       Number   Originator
 ------    ----     ---------     ----------        -----     -----    --------   --------     ------   ----------





LEGEND:

Base                   -- Base Title I Loans (98% advance rate)
Other                  -- Other Title I Loans (97% advance rate)
Unsecured              -- Unsecured Loans (97% advance rate)
Covered Non-Title I    -- Covered Non-Title I (95% advance rate)
Non-Title I            -- Non-Title I Loans (90% advance rate)

                                   EXHIBIT B

                    FORM OF DELIVERY COMMITMENT CERTIFICATE
                              [PENDING LOANS ONLY]


          HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC. ("BORROWER") hereby notifies GUARANTY FEDERAL BANK, F.S.B. ("BANK") under that certain First Amended and Restated Loan Agreement dated as of SEPTEMBER 24, 1997 (as amended, extended and replaced from time to time, the "AGREEMENT"), between Borrower and the Bank (as defined therein) that with respect to the Mortgage Loan referred to below:

  ( )   Such Mortgage Loan was funded and closed on                 : or

  ( )   Such Mortgage Loan will close and fund no later than
        ( ) Business Day(s) from the date hereof.

  Borrower hereby acknowledges, agrees and confirms with respect to such Mortgage Loan as follows:

  1. Such Mortgage Loan has been, or will be, closed and funded with advance(s) (an "Advance") made by the Bank pursuant to the Agreement, such Advance constituting "new value" as that term is used in Section 9.304(d) of the Texas Business and Commerce Code (or the corresponding provision of the Code of any other applicable jurisdiction).

  2. Borrower does hereby grant to Bank a first lien perfected security interest in and to said Mortgage Loan, including, without limitation, in the promissory note evidencing such Mortgage Loan (the "Mortgage Note").

  3. The Mortgage Note and all other documents, instruments and agreements required to be delivered to Bank pursuant to SECTION 2.3 AND 3.2 of the Agreement with respect to such Mortgage Loan (the "REQUIRED DOCUMENTS"), either have been delivered to Bank or are being transmitted to Bank and will be in the possession of Bank on or before the FIFTH (5TH) BUSINESS DAY after the date hereof.

  4. Until the required documents for such Mortgage Loan are delivered to Bank, they will be held in trust for Bank, segregated and conspicuously marked to show the interest of Bank therein. Borrower assumes all responsibility for loss, damage or deterioration of such Mortgage Loan and the Required Documents relating thereto until the same are in the possession of Bank and will make no disposition of such Mortgage Loan and Required Documents other than to Bank.

  5. In the event the Required Documents for such Mortgage Loan are not received by Bank by the date required under PARAGRAPH 3 above, Borrower shall immediately (a) prepay the full amount of any Advance relating to such Mortgage Loan (and Bank may debit the Borrower's Funding Account for the full amount thereof) or (b) deliver additional Mortgage Collateral, the Collateral Value of which is equal to or greater than the amount of such Advance, all as set forth in SECTION 3.4 of the Agreement. Borrower hereby acknowledges and agrees that any Advance relating to the Mortgage Loan described below is secured by all Collateral in which Bank has a security interest under the Agreement and Loan Documents.

  6. Capitalized terms not otherwise defined herein shall have the meanings assigned such terms in the Agreement.

  7.  Identifying Information:

Loan Number:      Note Date:            Note Amount:

_________________           ____________   ______________

Mortgagor:        Note Rate:

_________________           ____________


PROPERTY ADDRESS:          LOAN TYPE:
_________                 ___ BASE TITLE I
_________                 ___ OTHER TITLE I
                          ___ UNSECURED
                          ___ COVERED NON-TITLE I
ESCROW OR TITLE COMPANY:  ___ NON-TITLE I
_______________________
_______________________



DATE:_________ 19__

                         HOMEOWNERS MORTGAGE & EQUITY, INC.
                         D/B/A HOME, INC.,
                         a Delaware corporation


                         By:
                                      Name:__________________________
                                      Title:_________________________


STATE OF TEXAS    (S)
                  (S)
COUNTY OF TRAVIS  (S)


  This instrument was ACKNOWLEDGED before me the ____ day of __________, 199___, by ___________________, _________________ of HOMEOWNERS MORTGAGE & EQUITY, INC.
D/B/A HOME, INC., a Delaware corporation, on behalf of said corporation.


                                 ________________________________
                                 Notary Public - State of Texas

My Commission expires:                  ________________________________
_____________________                   Printed Name of Notary

                                  EXHIBIT "C"

                           WAREHOUSE PROMISSORY NOTE


$20,000,000.00                DALLAS, TEXAS             SEPTEMBER 24, 1997


  FOR VALUE RECEIVED, the undersigned, HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC., A DELAWARE CORPORATION (herein called "BORROWER"), hereby promises to pay to the order of GUARANTY FEDERAL BANK, F.S.B., A FEDERAL SAVINGS BANK (herein called "BANK"), the principal sum of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00) or, if less, the aggregate unpaid principal amount of the Loan made under this Note by Bank to Borrower pursuant to the terms of the Loan Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America, for the account of Bank, at the offices of GUARANTY FEDERAL BANK, F.S.B. AT 8333 DOUGLAS AVENUE, DALLAS, TEXAS 75225 or at such other place within Dallas County, Texas or such other address as may be given to Borrower by the Bank.

  This Note (a) is executed and delivered pursuant to that certain FIRST AMENDED AND RESTATED WAREHOUSE LOAN AGREEMENT dated as of SEPTEMBER 24, 1997 between Borrower and the Bank (herein, as from time to time supplemented, amended or restated, called the "LOAN AGREEMENT"), and is the Warehouse Promissory Note and the Note as defined therein, (b) is subject to the terms and provisions of the Loan Agreement, which contains provisions for payments and prepayments hereunder, acceleration of the maturity hereof upon the happening of certain stated events and the obligation of Bank to advance funds hereunder, and (c) is secured by and entitled to the benefits of certain Loan Documents (as identified and defined in the Loan Agreement). Payments on this Note shall be made and applied as provided herein and in the Loan Agreement. Interest shall be due and payable on each Interest Payment Date. Reference is hereby made to the Loan Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Loan Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto. All capitalized terms used herein and not otherwise defined herein shall have the meanings given thereto in the Loan Agreement. The holder of this Note shall be entitled to the benefits provided for in the Loan Agreement.

  INTEREST shall be due and payable on the TENTH (10TH) DAY OF EACH MONTH, beginning OCTOBER 10, 1997, and on any other Interest Payment Date. Interest shall accrue on the outstanding principal balance of this Note at the rates specified in the Loan Agreement.

  The PRINCIPAL amount of this Note, together with all unpaid interest accrued hereon, shall be due and payable in full on JUNE 30, 1998 (the "MATURITY DATE"). All payments of principal of and interest upon this Note shall be made by Borrower to the Bank in federal or other immediately available funds. All payments made hereon shall be due and payable and applied in accordance with the Loan Agreement.

  This Note and all of the other Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Bank's exercise of the option to accelerate the maturity of this Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess

                                                                  --------------
                                                                   Initialed for
                                                                  Identification
of that permitted by law, then it is the express intent of Borrower and Bank that all excess amounts theretofore collected by Bank be credited on the principal balance of this Note (or, if this Note and all other indebtedness arising under or pursuant to the other Loan Documents have been paid in full, refunded to Borrower), and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by Borrower for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of Borrower to Bank under this Note or arising under or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank will rely on federal law instead of the Texas Finance Code, as supplemented by Texas Credit Title for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under the Texas Finance Code, as supplemented by Texas Credit Title, or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

  In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note. To the extent that Chapter 303 of the Texas Finance Code is applicable to this Note, the "weekly ceiling" specified in Chapter 303 is the applicable ceiling; provided that, if any applicable law permits greater interest, the law permitting the greatest interest shall apply.

  If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court of in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

  Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of intention to accelerate the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

  Borrower reserves the right to prepay the outstanding principal balance of this Note, in whole or in part at any time and from time to time without premium or penalty, in accordance with the terms of the Loan Agreement.

  This Note is executed in renewal, extension and modification (but not in extinguishment) of (a) that certain WAREHOUSE PROMISSORY NOTE dated JUNE 1, 1996 in the principal amount of $2,000,000.00 executed by Borrower payable to the order of Bank, (b) that certain WAREHOUSE PROMISSORY NOTE dated JULY 9, 1996 in the principal amount of $10,000,000.00 executed by Borrower payable to the order of Bank, and (c) that certain WAREHOUSE PROMISSORY NOTE dated OCTOBER 15, 1996 in the principal amount of $15,000,000.00 executed by Borrower payable to the order of Bank.

  THE BORROWER HEREBY AGREES THAT THE OBLIGATIONS CONTAINED HEREIN ARE PERFORMABLE IN DALLAS COUNTY, TEXAS. ALL PARTIES HERETO AGREE THAT (I) ANY ACTION ARISING OUT OF THIS TRANSACTION SHALL BE FILED IN DALLAS COUNTY, TEXAS,
(II) VENUE FOR ENFORCEMENT OF ANY OF THE OBLIGATIONS CONTAINED IN THE LOAN DOCUMENTS SHALL BE IN DALLAS COUNTY, TEXAS, (III) PERSONAL JURISDICTION SHALL BE IN DALLAS COUNTY, TEXAS, (IV) ANY ACTION OR PROCEEDING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE

                                                                  --------------
                                                                   Initialed for
                                                                  Identification

COMMENCED AGAINST BORROWER IN DALLAS COUNTY, (V) SUCH ACTION SHALL BE INSTITUTED IN THE COURTS OF THE STATE OF TEXAS LOCATED IN DALLAS COUNTY, TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS LOCATED IN DALLAS COUNTY, TEXAS, AT THE OPTION OF THE BANK AND (VI) THE BORROWER HEREBY WAIVES ANY OBJECTION TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING AND ADDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO BE SUED ELSEWHERE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF BANK TO ACCOMPLISH SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

  THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.

  THIS NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                            HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A
                            HOME, INC., a Delaware corporation


                            By:  ______________________________
                                 Tommy M. Parker,
                                 Executive Vice President


STATE OF TEXAS    (S)
                  (S)
COUNTY OF DALLAS  (S)


  This instrument was ACKNOWLEDGED before me the ____ day of September, 1997, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC., a Delaware corporation, on behalf of said corporation.


                            ________________________________
                            Notary Public - State of Texas

My Commission expires:                ________________________________
_____________________                 Printed Name of Notary

                                  EXHIBIT "D"

                              Approved Investors



                            1. FNMA

                            2. Green Country Bank

                            3. Pacific Southwest

                            4. Keystone National Bank

                            5. Cityscape

                                  EXHIBIT "E"

(Guaranty Federal Bank Letterhead)



Investor Address                                      AIR BILL #___________
______________________
______________________
                                                      DATE ________________



                                 BAILEE LETTER


Ladies and Gentlemen:

   Enclosed are ____ original promissory notes in the original principal amount of $________ ("NOTES") evidencing the mortgage loans described on the attached Schedule "E-1" along with other related documents (collectively, "COLLATERAL"),
for inspection by                             ("INVESTOR") prior to purchase
pursuant to a commitment to purchase such mortgage loans from HomeOwners Mortgage & Equity, Inc. d/b/a Home, Inc. ("SELLER"). A security interest in the Collateral and proceeds has been granted to GUARANTY FEDERAL BANK, F.S.B. ("BANK"), in accordance with Seller's warehouse loan agreement (the "LOAN AGREEMENT") with Bank.

   All Collateral now or hereafter delivered to Investor is to be held by Investor in trust as a custodian, bailee and agent for the benefit of Bank and subject to only Bank's direction and control until released as provided herein. Proceeds of all Collateral accepted for purchase must be remitted immediately, by wire transfer, upon settlement by Investor, in immediately available funds, to: GUARANTY FEDERAL BANK, F.S.B., ABA #________________ for benefit of HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC., Account #________________, Attn:___________________. Investor shall be responsible for making certain that all of the proceeds from the sale of the Collateral are received in accordance with the wire transfer instructions set forth above.

    Bank has no obligation to release its security interest in the collateral unless Bank receives the minimum amount of proceeds for each Note as set forth on the attached SCHEDULE "E-1". Upon Bank's receipt of such proceeds, its security interest in the Collateral shall terminate without further action. The Collateral has not been assigned or transferred by Bank to any other party.

   Collateral which is not purchased must be returned within TEN (10) DAYS after the date of this Bailee Letter to the undersigned at the address listed above. The Bank reserves the right at any time, until the Collateral has been purchased, to demand the return of the Collateral to Bank, and Investor agrees to return to Bank any Collateral not purchased by Investor immediately upon such demand by Bank.

  The persons listed on the attached SCHEDULE "E-2" are the authorized representatives ("AUTHORIZED REPRESENTATIVES") of Bank. Investor shall not honor any communication from Seller relating to any Collateral, which is not confirmed by the written or telephonic consent of an Authorized Representative of Bank, or until Bank has received the minimum amount of proceeds of the sale of such Notes set forth on the attached SCHEDULE "E-1". Investor shall not deliver any Collateral to any third party without the prior written consent of Bank. In no event shall the Notes enclosed herein be returned to Seller.

  In the event Investor is not able for any reason to comply with the terms of this Bailee Letter, Investor shall immediately return all Collateral to Bank at the above address.

  No deviation in performance of the terms of any previous Bailee Letter will alter any of your duties or responsibilities as provided herein. If Bank files suit to recover the Collateral, or the proceeds from the sale of the Collateral, the prevailing party shall recover all attorneys' fees, expenses and costs as a result of such action.

  By accepting the Collateral, Investor shall be bound by the terms of this Bailee Letter, Bank requests that Investor acknowledge receipt of the Collateral and this Bailee Letter by signing and returning the enclosed copy of this Bailee Letter in the enclosed self-addressed envelope; provided, however, that Investor's failure to do so does not nullify Investor's acceptance of the terms of this Bailee Letter.

Sincerely,

GUARANTY FEDERAL BANK, F.S.B.



By:    ________________________________
       Name:___________________________
       Title:__________________________


ACKNOWLEDGEMENT OF RECEIPT

INVESTOR:


___________________________________ [COMPANY]

By:________________________________
Name:______________________________
Title:_____________________________

Dated:_____________________________


STATE OF TEXAS    (S)
                  (S)
COUNTY OF DALLAS  (S)


  This instrument was ACKNOWLEDGED before me the ____ day of __________, 199__, by ___________________, _________________ of ___________________________, a
_______________ __________________, on behalf of said __________________.


                            ________________________________
                            Notary Public - State of Texas

My Commission expires:                ________________________________
_____________________                 Printed Name of Notary

  The undersigned Seller agrees to and acknowledges the terms of this Bailee Letter and, notwithstanding any contrary understanding with or instructions to Investor, Seller instructs Investor to act according to the instructions set forth in this Bailee Letter. These instructions cannot be altered except by written instructions executed by Bank.


SELLER:


HOMEOWNERS MORTGAGE & EQUITY, INC.
D/B/A HOME, INC.

By:_______________________________
Name:_____________________________
Title:____________________________


STATE OF TEXAS    (S)
                  (S)
COUNTY OF DALLAS  (S)


  This instrument was ACKNOWLEDGED before me the ____ day of __________, 199__, by ___________________, _________________ of ___________________________, a
_______________ __________________, on behalf of said __________________.


                            ________________________________
                            Notary Public - State of Texas

My Commission expires:                ________________________________
_____________________                 Printed Name of Notary

                                 SCHEDULE "E-1"



                                   Minimum Amount Necessary to
Mortgagor Name                     Release Security Interest

___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________
___________________________           $___________________________

       Total:                  $___________________________

                                SCHEDULE "E-2"


  The following list of persons are authorized representatives of Bank. In accordance with the terms of this Bailee Letter, you are instructed that until Bank has received the minimum amount of proceeds noted above from the sale of the Collateral, you are not to honor any communication from Seller relating to any Collateral which is not confirmed by the written or telephonic consent of one of the authorized signers listed below:


Typed Name:                Title:                 Signature:

------------------------   --------------------   --------------------

------------------------   --------------------   --------------------

------------------------   --------------------   --------------------

------------------------   --------------------   --------------------

------------------------   --------------------   --------------------

------------------------   --------------------   --------------------

                                  EXHIBIT "F"

                                 TRUST RECEIPT
                               AND BAILEE LETTER

DATE:______________________


GUARANTY FEDERAL BANK, F.S.B.
8333 Douglas Avenue
Tenth Floor
Dallas, Texas  75225

Attn:  W. James Meintjes

Pursuant to SECTION 3.5 of First Amended and Restated Loan Agreement by and between Guaranty Federal Bank, F.S.B., as "BANK", HomeOwners Mortgage & Equity, Inc. d/b/a Home, Inc., as "BORROWER" (as defined therein) ("LOAN AGREEMENT"), Borrower requests the temporary transfer of the original Mortgage Note(s) as listed below to allow Borrower to make corrections to such Mortgage Notes. We acknowledge that these Mortgage Notes are being used as Mortgage Collateral for the warehouse line of credit established by the Loan Agreement.


Borrower                   Loan Amount              Collateral Value
--------                   -----------              ----------------

-------------------        ---------------          ---------------

-------------------        ---------------          ---------------

-------------------        ---------------          ---------------

  Borrower agrees to hold the Mortgage Notes in trust for Bank, as a custodian, bailee and agent for the benefit of Bank. Borrower agrees to do the following within fourteen (14) days of this date:

  (a) Return the Mortgage Notes to Bank, or

  (b) Pay to Bank the Collateral Value of the Mortgage Notes.

  In the event Borrower is unable for any reason to comply with the terms of this Trust Receipt, Borrower shall immediately return the Mortgage Notes to Bank.

  By accepting the Mortgage Notes, Borrower shall be bound by the terms of this Trust Receipt and Bailee Letter. Bank requests that Borrower acknowledge the receipt of the Mortgage Notes and this Trust Receipt and Bailee Letter by signing below. Capitalized terms not defined herein are used as defined in the Loan Agreement.

REQUESTED BY:


HOMEOWNERS MORTGAGE & EQUITY, INC.
D/B/A HOME, INC.


By:____________________________
  Name:_______________________
  Title:______________________

STATE OF TEXAS    (S)
                  (S)
COUNTY OF DALLAS  (S)


  This instrument was ACKNOWLEDGED before me the ____ day of __________, 199__, by ___________________, _________________ of HOMEOWNERS MORTGAGE & EQUITY, INC.
D/B/A HOME, INC., a Delaware corporation, on behalf of said corporation.


                            ________________________________
                            Notary Public - State of Texas

My Commission expires:                ________________________________
_____________________                 Printed Name of Notary

                                  EXHIBIT "G"

                       EXISTING AND PROPOSED INDEBTEDNESS


EXISTING INDEBTEDNESS:

  Description                                      Amount

  1. Revolving Warehouse Promissory Note           $   931,315.00
  payable to Bank maturing June 30, 1998

  2. Working Capital Line of Credit Note           $ 6,800,000.00
  payable to Bank maturing June 30, 1998

  3. Capital Lease Obligations                     $    44,905.00

  4. Uncommitted revolving credit facilities       $15,497,932.00
  provided by FNMA for the sole purpose of
  financing the origination and acquisition of
  Title I Loan including the ASAP Program or
  ASAP Plus Program.
 .
  5. Payable under securities loan agreements      $20,995,000.00
  with FNMA for the sole purposes of acquiring and holding FNMA Securities

  6. Other accrued expenses and liabilities        $ 4,828,193.00
  under clauses (ii), (iv) and (v) of Section 7.1

  TOTAL                                            $49,097,345.00


PROPOSED INDEBTEDNESS

     DESCRIPTION

     1. Not more than $65,000,000.00 in repurchase facilities of which $50,000,000.00 may be used for the sole purpose of financing FNMA Securities and $15,000,000.00 may be used for the sole purpose of RESIDUAL FINANCING; provided however, in calculating the limits stated herein the Existing Indebtedness listed in PARAGRAPH 5 above shall be included and provided further that no such Indebtedness shall be incurred without the prior written consent of Bank including a review by Bank of any proposed written agreements relating to such Indebtedness

[WH]

                                  EXHIBIT "H"


                            CERTIFICATE ACCOMPANYING
                              FINANCIAL STATEMENTS


  Reference is made to that certain First Amended and Restated Loan Agreement dated as of SEPTEMBER 24, 1997 (as from time to time amended, the "AGREEMENT"), by and between HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC. ("BORROWER") and GUARANTY FEDERAL BANK, F.S.B. ("BANK"), which Agreement is in full force and effect on the date hereof. Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

  This Certificate is furnished pursuant to Sections 6.1(a) or 6.1(b) of the Agreement. Together herewith Borrower is furnishing to Bank Borrower's audited annual financial statements or monthly financial statement (the "FINANCIAL
STATEMENTS") dated                (the "REPORTING DATE").  Borrower hereby
represents, warrants, and acknowledges to Bank that:

          (a) the officer of Borrower signing this instrument is the duly elected, qualified and acting of Borrower and as such is Borrower's chief financial officer;

          (b) the Financial Statements are accurate and complete and satisfy the requirements of the Agreement;

          (c) attached hereto is SCHEDULE H-1 showing Borrower's compliance as of the Reporting Date with the requirements of SECTIONS 7.1 THROUGH 7.21 of the Agreement and Borrower's non-compliance as of such date with the requirements of SECTION(S) of the Agreement;

          (d) on the Reporting Date Borrower was, and on the date hereof Borrower is, in full compliance with the disclosure requirements of SECTION 6.2 of the Agreement, and no Default otherwise existed on the Reporting Date or otherwise exists on the date of this instrument [except for Default(s) under Section(s) of the Agreement, which (is/are] more fully described on a schedule attached hereto).

  The officer of Borrower signing this instrument hereby certifies that he has reviewed the Loan Documents and the Financial Statements and has otherwise undertaken such inquiry as is in his opinion necessary to enable him to express an informed opinion with respect to the above representations, warranties and acknowledgments of Borrower and, to the best of his knowledge, such representations, warranties, and acknowledgments are true, correct and complete.

  IN WITNESS WHEREOF, this instrument is executed as of            , 19      .

                            HOMEOWNERS MORTGAGE & EQUITY, INC.
                            D/B/A HOME, INC., a Delaware corporation



                            By:
                                 ------------------------------------
                                           Tommy M. Parker,
                                      Executive Vice President

STATE OF TEXAS    (S)
                  (S)
COUNTY OF DALLAS  (S)


  This instrument was ACKNOWLEDGED before me the ____ day of __________, 199__, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC., a Delaware corporation, on behalf of said corporation.


                            ________________________________
                            Notary Public - State of Texas

My Commission expires:                ________________________________
_____________________                 Printed Name of Notary

                                  SCHEDULE H-1

Financial Covenants                    Required              Actual or
                                                             [IN COMPLIANCE]*


1) Limitation on Indebtedness
    of Borrower [7.1]:                                       [YES] or [NO] *

2) No Merger [7.2]:                                          [YES] or [NO] *

3) Fiscal Year Method of
    Accounting [7.3]:                                        [YES] or [NO] *

4) Lines of Business [7.4]:                                  [YES] or [NO] *

5) Negative Pledge [7.5]:                                    [YES] or [NO] *

6) Loans, Advances and
    Investments of Borrower
    and Affiliates [7.6]:                                    [YES] or [NO] *

7) Operational Changes [7.7]:                                [YES] or [NO] *

8) Compliance with ERISA [7.8]:                              [YES] or [NO] *

9) GAAP Net Worth of Borrower     Not less than
    [7.9]:                        6.2(a) figure plus
                                  7.9(b) & (c)                      _______

10) Tangible Net Worth of         Not less than
     Borrower [7.10]:             HUD, FNMA, GNMA,
                                  FHLMC minimum                     _______

11) Adjusted Tangible Net
     Worth of Borrower            Not less than the
     [7.11]:                      greater of (a) ATNW
                                  requirement for preceding
                                  quarter and (b) 80% of
                                  present ATNW                      _______

12) Total Liabilities to
     Adjusted Tangible Net        Not less than
     Worth [7.12]:                5.0 to 1.0                        _______

13) Liquidity [7.13]:             Not less than
                                  $500,000.00                       _______

14) Management [7.14]:                                         [YES] or [NO] *

15) Interested Transactions [7.15]:                            [YES] or [NO] *

16) Transfer of Stock [7.16]:                                  [YES] or [NO] *

17) Subsidiaries [7.17]:                                       [YES] or [NO] *

18) Loss of Eligibility [7.18]:                                [YES] or [NO] *

19) Actions Mortgage Collateral [7.19]:                        [YES] or [NO] *



                      HOMEOWNERS MORTGAGE & EQUITY, INC.
                   D/B/A HOME, INC., a Delaware corporation



                       By:  _______________________________
                            __________________, ___________


______________________________
       [Date]


STATE OF TEXAS    (S)
                  (S)
COUNTY OF TRAVIS  (S)


  This instrument was ACKNOWLEDGED before me the ____ day of __________, 199__, by _________________, _________________ of HOMEOWNERS MORTGAGE & EQUITY, INC.
D/B/A HOME, INC., a Delaware corporation, on behalf of said corporation.


                            ________________________________
                            Notary Public - State of Texas

My Commission expires:                ________________________________
_____________________                 Printed Name of Notary

                                  EXHIBIT "I"

                               PLEDGE AGREEMENT
                                [BANK ACCOUNT]


  THIS PLEDGE AGREEMENT ("AGREEMENT") is made as of the 24th day of SEPTEMBER, 1997, by HOMEOWNERS MORTGAGE & EQUITY, INC., A DELAWARE CORPORATION, D/B/A HOME, INC. (hereinafter called "PLEDGOR", whether one or more), in favor of GUARANTY FEDERAL BANK, F.S.B. ("BANK" or "SECURED PARTY"). Pledgor hereby agrees with Bank as follows:

  1. DEFINITIONS. As used in this Agreement, terms not defined herein shall have the definitions contained in the Loan Agreement executed by and between Borrower and Bank dated June 1, 1996 (together with all amendments, the "LOAN AGREEMENT"). The following terms shall have the meanings indicated below:

       (a) The term "BORROWER" shall mean HOMEOWNERS MORTGAGE & EQUITY, INC., A DELAWARE CORPORATION, D/B/A HOME, INC.

       (b) The term "CODE" shall mean the Uniform Commercial Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

       (c) The term "COLLATERAL" shall mean all THE BANK ACCOUNTS SPECIFICALLY DESCRIBED ON SCHEDULE "A" ATTACHED HERETO AND MADE A PART HEREOF. The term Collateral, as used herein, shall also include (i) all certificates, instruments and/or other documents evidencing the foregoing and all cash or monies contained in any bank accounts, (ii) all bank accounts and certificates of deposit which are renewals, replacements and substitutions of all of the foregoing, (iii) all Additional Property (as hereinafter defined), (iv) and all PROCEEDS of all of the foregoing. The designation of proceeds does not authorize Pledgor to sell, transfer or otherwise convey any of the foregoing property. The delivery at any time by Pledgor to Secured Party of any property as a pledge to secure payment or performance of any indebtedness or obligation whatsoever shall also constitute a pledge of such property as Collateral hereunder.

       (d) The term "INDEBTEDNESS" shall mean:

                  (i) all indebtedness, obligations and liabilities of Borrower to Secured Party of any kind or character relating to (A) that certain Promissory Note (together with all modifications and amendments thereto, the "NOTE") executed by Borrower payable to the order of Bank dated SEPTEMBER 24, 1997 in the stated amount of $20,000,000.00, or (B) that certain Working Capital Line of Credit from Bank to Borrower now existing or hereafter arising, whether direct, indirect, related, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Borrower to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above,
             (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, amendments, modifications, increases and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

       (e) The term "LOAN DOCUMENTS" shall mean all instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness.

       (f) The term "OBLIGATED PARTY" shall mean any party other than Borrower who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Indebtedness.

PLEDGE AGREEMENT - PAGE 1

       (g) The term "SECURED PARTY" shall mean Bank, its successors and assigns, including without limitation, any party to whom Bank, or its successors or assigns, may assign its rights and interests under this Agreement.

All words and phrases used herein which are expressly defined in Section 1.201, Chapter 8 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201, Chapter 8 or Chapter 9 of the Code.

  2. SECURITY INTEREST. As security for the Indebtedness, Pledgor, for value received, hereby grants to Secured Party a continuing security interest in the Collateral and pledges the Collateral to Secured Party.

  3. ADDITIONAL PROPERTY. Collateral shall also includes the following property (collectively, the "ADDITIONAL PROPERTY") which Pledgor becomes entitled to receive or shall receive in connection with any other Collateral:
(a) any replacement bank accounts or certificates of deposit, the holder's right to payment of interest, and (b) any interest or principal payments; provided, however, that until the occurrence of an Event of Default (as hereinafter defined), Pledgor shall be entitled to receive all interest paid on the Collateral. All Additional Property received by Pledgor shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Pledgor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

  4. MAINTENANCE OF COLLATERAL. Other than the exercise of reasonable care to assure the safe custody of any Collateral in Secured Party's possession from time to time, Secured Party does not have any obligation, duty or responsibility with respect to the Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Pledgor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral unless (i) Pledgor makes written demand to Secured Party to do so, (ii) such written demand is received by Secured Party in sufficient time to permit Secured Party to take the action demanded in the ordinary course of its business, and (iii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion; (c) collect any amounts payable in respect of the Collateral (Secured Party being liable to account to Pledgor only for what Secured Party may actually receive or collect thereon); (d) sell all or any portion of the Collateral to avoid market loss; (e) sell all or any portion of the Collateral unless and until (i) Pledgor makes written demand upon Secured Party to sell the Collateral, and (ii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion; or (f) hold the Collateral for or on behalf of any party other than Pledgor.

  5. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants the following to Secured Party:

       (a) DUE AUTHORIZATION. The execution, delivery and performance of this Agreement and all of the other Loan Documents by Pledgor have been duly authorized by all necessary corporate action of Pledgor, to the extent Pledgor is a corporation, or by all necessary partnership action, to the extent Pledgor is a partnership.

       (b) ENFORCEABILITY. This Agreement and the other Loan Documents constitute legal, valid and binding obligations of Pledgor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

       (c) OWNERSHIP AND LIENS. Pledgor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Pledgor has not executed any other security agreement currently affecting the Collateral and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party. PLEDGOR SHALL OBTAIN FROM FROST NATIONAL BANK, AUSTIN, TEXAS THE BAILMENT AGREEMENT IN THE FORM ATTACHED HERETO AS EXHIBIT "B" WHICH CONTAINS A WAIVER OF LIENS, SECURITY INTERESTS AND OFFSET RIGHTS.

PLEDGE AGREEMENT - PAGE 2

       (d) NO CONFLICTS OR CONSENTS. Neither the ownership, the intended use of the Collateral by Pledgor, the grant of the security interest by Pledgor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, (B) the articles or certificate of incorporation, charter, bylaws or partnership agreement, as the case may be, of Pledgor, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Pledgor or otherwise affecting the Collateral, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Pledgor or of any person except as may be expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Pledgor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

       (e) SECURITY INTEREST. Pledgor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral.

       (f) LOCATION. Pledgor's residence or chief executive office, as the case may be, and the office where the records concerning the Collateral are kept is located at its address set forth on the signature page hereof.

       (g) SOLVENCY OF PLEDGOR. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Pledgor at the time of the execution of this Agreement, (i) Pledgor is and will be solvent, (ii) the fair saleable value of Pledgor's assets exceeds and will continue to exceed Pledgor's liabilities (both fixed and contingent), (iii) Pledgor is and will continue to be able to pay its debts as they mature, and (iv) if Pledgor is not an individual, Pledgor has and will have sufficient capital to carry on Pledgor's businesses and all businesses in which Pledgor is about to engage.

       (h) NATURE OF OWNERSHIP. Pledgor is the registered owner of the securities pledged as Collateral and a certificate has been issued in Pledgor's name to evidence Pledgor's ownership in such securities.

       (i) CHATTEL PAPER, DOCUMENTS AND INSTRUMENTS. The security interest in chattel paper, documents and instruments of Pledgor granted hereunder is valid and genuine, and all such chattel paper, documents and instruments have only one original counterpart. No party other than Pledgor or Secured Party is in actual or constructive possession of any such chattel paper, documents or instruments.

  6. AFFIRMATIVE COVENANTS. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

       (a) OWNERSHIP AND LIENS. Pledgor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Loan Documents. Pledgor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Pledgor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party. Pledgor will defend at its expense Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

       (b) INSPECTION OF BOOKS AND RECORDS. Pledgor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives and agents appointed by Secured Party to inspect Pledgor's books and records of or relating to the Collateral at any time during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.

       (c) ADVERSE CLAIM. Pledgor covenants and agrees to promptly notify Secured Party of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created hereunder and, at Pledgor's expense, defend Secured Party's security interest in the Collateral against the claims of any third party. Pledgor also

PLEDGE AGREEMENT - PAGE 3
    covenants and agrees to promptly deliver to Secured Party a copy of all written notices received by Pledgor with respect to the Collateral, including without limitation, notices received from the issuer of any securities pledged hereunder as Collateral.

       (d) DELIVERY OF INSTRUMENTS AND/OR CERTIFICATES. Contemporaneously herewith, Pledgor covenants and agrees to deliver to Secured Party any certificates, documents or instruments representing or evidencing the Collateral, with Pledgor's endorsement thereon and/or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a bank or member firm of the New York Stock Exchange, all in form and substance satisfactory to Secured Party. If required by Secured Party, Pledgor also covenants and agrees to cooperate with Secured Party in registering the pledge of the securities pledged as Collateral with the issuer of such securities.

       (e) FURTHER ASSURANCES. Pledgor will from time to time at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation, executing and filing such financing or continuation statements, or any amendments thereto.

       (f) GOVERNMENTAL SECURITIES. Pledgor covenants and agrees that with respect to any securities issued by an agency or department of the United States pledged as Collateral, Pledgor shall, at Secured Party's request, cause such securities to be registered in Secured Party's name or with Secured Party's account maintained with a Federal Reserve Bank.

       (g) CHATTEL PAPER, DOCUMENTS AND INSTRUMENTS. Pledgor will take such action as may be requested by Secured Party in order to cause any chattel paper, documents or instruments to be valid and enforceable and will cause all chattel paper to have only one original counterpart. Upon request by Secured Party, Pledgor will deliver to Secured Party all originals of chattel paper, documents or instruments and will mark all chattel paper with a legend indicating that such chattel paper is subject to the security interest granted hereunder.

  7. NEGATIVE COVENANTS. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

       (a) TRANSFER OR ENCUMBRANCE. Pledgor will not (i) sell, assign (by operation of law or otherwise) or transfer Pledgor's rights in any of the Collateral, (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party, or (iii) deliver actual or constructive possession of any certificate, instrument or document evidencing and/or representing any of the Collateral to any party other than Secured Party.

       (b) IMPAIRMENT OF SECURITY INTEREST. Pledgor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

  8. RIGHTS OF SECURED PARTY. Secured Party shall have the rights contained in this Section at all times during the period of time this Agreement is effective.

       (a) POWER OF ATTORNEY. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, to take any action and to execute any instrument which Secured Party may from time to time in Secured Party's discretion deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation, the following action: (i) transfer any securities, instruments, documents or certificates pledged as Collateral in the name of Secured Party or its nominee; (ii) use any interest, premium or principal payments, conversion or redemption proceeds or other cash proceeds received in connection with any Collateral to reduce any of the Indebtedness; (iii) exchange any of the securities pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and

PLEDGE AGREEMENT - PAGE 4
    all of such securities with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as Secured Party may deem necessary or appropriate; (iv) exercise or comply with any conversion, exchange, redemption, subscription or any other right, privilege or option pertaining to any securities pledged as Collateral; provided, however, except as provided herein, Secured Party shall not have a duty to exercise or comply with any such right, privilege or option (whether conversion, redemption or otherwise) and shall not be responsible for any delay or failure to do so; and (v) file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

       (b) PERFORMANCE BY SECURED PARTY. If Pledgor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Pledgor on demand.

Notwithstanding any other provision herein to the contrary, Secured Party does not have any duty to exercise or continue to exercise any of the foregoing rights and shall not be responsible for any failure to do so or for any delay in doing so.

  9. EVENTS OF DEFAULT. Each of the following constitutes an "Event of Default" under this Agreement:

       (a) FAILURE TO PAY INDEBTEDNESS. The failure, refusal or neglect of Borrower to make payment of the Indebtedness or any portion thereof, as the same shall become due and payable at maturity (whether by acceleration or otherwise); or

       (b) NON-PERFORMANCE OF COVENANTS. The failure of Borrower or any Obligated Party to timely and properly observe, keep or perform any covenant, agreement, warranty or condition required herein; provided, however, with respect to such defaults (other than those specified in subparagraph 9(a), or 9(c) through 9(h) for which no notice and opportunity to cure shall be available unless such opportunity is specifically provided in such individual subparagraphs), Borrower will have thirty (30) days after notice of default from Bank within which to cure such default; or

       (c) DEFAULT UNDER OTHER LOAN DOCUMENTS. The occurrence of an event of default under any of the other Loan Documents; or

       (d) FALSE REPRESENTATION. Any representation contained herein or in any of the other Loan Documents made by Borrower or any Obligated Party is false or misleading in any material respect; or

       (e) DEFAULT TO THIRD PARTY. The occurrence of any event which permits the acceleration of the maturity of any indebtedness owing by Borrower or any Obligated Party to any third party under any agreement or undertaking; or

       (f) BANKRUPTCY OR INSOLVENCY. If Borrower or any Obligated Party: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within thirty (30) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "APPLICABLE BANKRUPTCY LAW") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of thirty (30) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party; or

PLEDGE AGREEMENT - PAGE 5

       (g) EXECUTION ON COLLATERAL. The Collateral or any portion thereof is taken on execution or other process of law in any action against Pledgor; or

       (h) ACTION BY OTHER LIENHOLDER. The holder of any lien or security interest on any of the assets of Pledgor, including without limitation, the Collateral (without hereby implying the consent of Secured Party to the existence or creation of any such lien or security interest on the Collateral), declares a default thereunder or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

  10. REMEDIES AND RELATED RIGHTS. If an Event of Default shall have occurred, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.


       (a) REMEDIES. Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Loan Documents:

               (i) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral);

               (ii) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

               (iii) sell or otherwise dispose of, at its office, on the premises of Pledgor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

               (iv) buy the Collateral, or any portion thereof, at any public sale;

               (v) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

               (vi) apply for the appointment of a receiver for the Collateral, and Pledgor hereby consents to any such appointment;

               (vii) at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise;

               (viii) REQUIRE FROST NATIONAL BANK TO WIRE TRANSFER ALL FUNDS IN SUCH ACCOUNTS TO SECURED PARTY; AND

               (ix) NOTIFY ALL MORTGAGORS UNDER NOTES PLEDGED TO SECURED PARTY TO MAKE ALL FUTURE PAYMENTS DIRECTLY TO SECURED PARTY RATHER THAN TO BORROWER OR ANY ACCOUNTS OF BORROWER WHETHER OR NOT AT FROST NATIONAL BANK.

       Pledgor agrees that in the event Pledgor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Pledgor's address set forth on the signature page hereof, five (5) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may

PLEDGE AGREEMENT - PAGE 6
       adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor further acknowledges and agrees that the redemption by Secured Party of any certificate of deposit pledged as Collateral shall be deemed to be a commercially reasonable disposition under Section 9.504(c) of the Code.

          (b) PRIVATE SALE OF SECURITIES. Pledgor recognizes that Secured Party may be unable to effect a public sale of all or any part of the securities pledged as Collateral because of restrictions in applicable federal and state securities laws and that Secured Party may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that each any such private sale may be at prices and other terms less favorable then what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer to register such securities for public sale under any federal or state securities laws. Pledgor further acknowledges and agrees that any offer to sell such securities which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section 9.504(c) of the Code, notwithstanding that such sale may not constitute a "public offering" under any federal or state securities laws and that Secured Party may, in such event, bid for the purchase of such securities.

          (c) APPLICATION OF PROCEEDS. If any Event of Default shall have occurred, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

              (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

              (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

              (iii)  to the satisfaction of the Indebtedness;

              (iv)   by holding such cash and proceeds as Collateral;

              (v) to the payment of any other amounts required by applicable law (including without limitation, Section 9.504(a)(3) of the Code or any other applicable statutory provision); and

              (vi) by delivery to Pledgor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

          (d) DEFICIENCY. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Borrower and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents.

          (e) NON-JUDICIAL REMEDIES. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Pledgor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Pledgor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity

PLEDGE AGREEMENT - PAGE 7
       and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Pledgor from resorting to judicial process at either party's option.

          (f) OTHER RECOURSE. Pledgor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Pledgor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party.
       Pledgor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Pledgor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Pledgor shall have no right of subrogation and Pledgor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party.
       Pledgor authorizes Secured Party, and without notice or demand and without any reservation of rights against Pledgor and without affecting Pledgor's liability hereunder or on the Indebtedness, to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine,
       (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

          (g) INTEREST PAYMENTS.  Upon the occurrence of an Event of Default:

              (i) all rights of Pledgor to receive and retain the interest payments which it would otherwise be authorized to receive and retain pursuant to SECTION 3 shall automatically cease, and all such rights shall thereupon become vested with Secured Party which shall thereafter have the sole right to receive, hold and apply as Collateral such interest payments; and

             (ii) all interest payments which are received by Pledgor contrary to the provisions of clause (i) of this Subsection shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor, and shall be forthwith paid over to Secured Party in the exact form received (properly endorsed or assigned if requested by Secured Party), to be held by Secured Party as Collateral.

     11. INDEMNIFICATION. IN CONSIDERATION OF THE INDEBTEDNESS OWED BY BORROWER TO SECURED PARTY, PLEDGOR AGREES TO INDEMNIFY AND DEFEND THE SECURED PARTY AND ANY PERSON DEEMED TO CONTROL THE SECURED PARTY AND THEIR RESPECTIVE DIRECTORS, OFFICERS, ATTORNEYS, AFFILIATES, AND EMPLOYEES (ANY AND ALL OF WHOM ARE REFERRED TO AS THE "INDEMNIFIED PARTY") FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, DEFICIENCIES, INTEREST, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING BUT NOT LIMITED TO ATTORNEYS' FEES) INCURRED BY THEM OR ANY OF THEM DIRECTLY OR INDIRECTLY ARISING OUT OF OR BY REASON OF (I) ANY INVESTIGATION, LITIGATION OR OTHER PROCEEDING BROUGHT OR THREATENED, ARISING OUT OF OR BY REASON OF THE SECURED PARTY'S EXECUTION OF THIS AGREEMENT OR ANY LOAN DOCUMENT AND THE TRANSACTION CONTEMPLATED THEREBY, INCLUDING, BUT NOT LIMITED TO, ANY USE EFFECTED OR PROPOSED TO BE EFFECTED BY BORROWER OF THE PROCEEDS OF ADVANCES,
(II) ANY IMPOUNDMENT, ATTACHMENT OR RETENTION OF ANY OF THE COLLATERAL, AND
(III) ANY REPRESENTATION MADE BY PLEDGOR HEREUNDER OR BORROWER UNDER ANY OF THE LOAN DOCUMENTS; PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL BE CONSTRUED AS AN AGREEMENT BY PLEDGOR TO INDEMNIFY AND HOLD THE SECURED PARTY, ANY PERSON DEEMED TO CONTROL THE SECURED PARTY, OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS OR EMPLOYEES HARMLESS FROM OR AGAINST ANY LOSSES, CLAIMS, DAMAGES, LIABILITIES, COSTS OR EXPENSES ARISING OUT OF THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD OF THE SECURED PARTY, OR ANY OF ITS OFFICERS, DIRECTORS OR EMPLOYEES. WITHOUT LIMITING ANY PROVISION OF THIS PARAGRAPH, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH

PLEDGE AGREEMENT - PAGE 8

PERSON OR ENTITY TO BE INDEMNIFIED HEREUNDER SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, DEFICIENCIES, INTEREST, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING BUT NOT LIMITED TO ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON OR ENTITY. THE SECURED PARTY SHALL NOT BE RESPONSIBLE OR LIABLE TO BORROWER, PLEDGOR OR ANY OTHER PERSON OR ENTITY FOR ANY CONSEQUENTIAL DAMAGES THAT MAY BE ALLEGED AS A RESULT OF OR IN CONNECTION WITH
(I), (II) AND (III) LISTED IN THIS PARAGRAPH. PLEDGOR'S OBLIGATIONS UNDER THIS PARAGRAPH SHALL SURVIVE THE COMMITMENT TERMINATION DATE, NOTWITHSTANDING ANYTHING TO THE CONTRARY. PLEDGOR SHALL PROVIDE SUCH INDEMNIFICATION AND DEFENSE UPON WRITTEN NOTICE FROM THE SECURED PARTY.

     12.  MISCELLANEOUS.

          (a) ENTIRE AGREEMENT. This Agreement contains the entire agreement of Secured Party and Pledgor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

          (b) AMENDMENT. No modification, consent or amendment of any provision of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

          (c) ACTIONS BY SECURED PARTY. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Pledgor hereunder.

          (d) WAIVER BY SECURED PARTY. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Pledgor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Pledgor in any case shall of itself entitle Pledgor to any other or further notice or demand in similar or other circumstances.

          (e) COSTS AND EXPENSES. Pledgor will upon demand pay to Secured Party the amount of any and all reasonable costs and expenses (including without limitation, attorneys' reasonable fees and expenses), which Secured Party may incur in connection with (i) the transactions which give rise to the Loan Documents, (ii) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Loan Documents, (iii) the administration of the Loan Documents,
       (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (v) the exercise or enforcement of any of the rights of Secured Party under the Loan Documents, or (vi) the failure by Pledgor to perform or observe any of the provisions hereof.

PLEDGE AGREEMENT - PAGE 9

          (f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

          (g) VENUE. This Agreement has been entered into in the county in Texas where Bank's address for notice purposes is located, and it shall be performable for all purposes in such county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Agreement and venue for any such disputes shall be in the county or judicial district where this Agreement has been executed and delivered.

          (h) SEVERABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

          (i) NO OBLIGATION. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to Borrower.

          (j) NOTICES. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery, at the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty
       (30) days prior to the effective date of such new address.

          (k) BINDING EFFECT AND ASSIGNMENT. This Agreement (i) creates a continuing security interest in the Collateral, (ii) shall be binding on Pledgor and the heirs, executors, administrators, personal representatives, successors and assigns of Pledgor, and (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Loan Documents to any other party. Pledgor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

          (l) TERMINATION. It is contemplated by the parties hereto that from time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness. Upon (i) the satisfaction in full of the Indebtedness, (ii) the termination or expiration of any commitment of Secured Party to extend credit to Borrower, (iii) written request for the termination hereof delivered by Pledgor to Secured Party, and (iv) written release delivered by Secured Party to Pledgor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Pledgor's written request, Secured Party will, at Pledgor's sole cost and expense, return to Pledgor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

          (m) CUMULATIVE RIGHTS. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

PLEDGE AGREEMENT - PAGE 10

          (n) GENDER AND NUMBER. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

          (o) DESCRIPTIVE HEADINGS. The headings in this Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

       EXECUTED as of the date first written above.

PLEDGOR'S ADDRESS:                  PLEDGOR:

                                    HOMEOWNERS MORTGAGE & EQUITY, INC.,
6836 Austin Center Boulevard        a Delaware corporation, d/b/a HOME, INC.
Suite 280
Austin, Texas  78731
                                    By:______________________________
                                       Tommy M. Parker,
                                       Executive Vice President

SECURED PARTY'S ADDRESS:


Guaranty Federal Bank, F.S.B.
8333 Douglas Avenue
11th Floor
Dallas, Texas  75225
Attention:  W. James Meintjes


THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF DALLAS    (S)

     This instrument was ACKNOWLEDGED before me on the      day of September,
1997, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC., on behalf of said corporation.

[S E A L]                     _______________________
                              Notary Public, State of Texas

My Commission Expires:        _______________________
                              Printed Name of Notary

__________


PLEDGE AGREEMENT - PAGE 11

                                 SCHEDULE "A"
                                      TO
                               PLEDGE AGREEMENT
                           DATED SEPTEMBER 24, 1997
                                BY AND BETWEEN
                         GUARANTY FEDERAL BANK, F.S.B.
                                      AND
                      HOMEOWNERS MORTGAGE & EQUITY, INC.,
                   A DELAWARE CORPORATION, D/B/A HOME, INC.



1. "Austin Controlled Disbursement Account" shall mean that certain controlled disbursement account at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Control Disbursement Account- No. 294018508.

2. "Austin Funding Account - Wires" shall mean that certain account established by Borrower at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Funding Account - Wires No. 591055526.

3. "Austin Funding Account - Checks" shall mean that certain controlled disbursement account, established by Borrower at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Funding Account
      - Checks No. 294038096.

4. "Austin Operating Account" shall mean that certain account established by Borrower at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Operating Account - No. 591044583.



SCHEDULE "A"

                                  EXHIBIT "B"
                                      TO
                               PLEDGE AGREEMENT
                           DATED SEPTEMBER 24, 1997
                                BY AND BETWEEN
                         GUARANTY FEDERAL BANK, F.S.B.
                                      AND
                      HOMEOWNERS MORTGAGE & EQUITY, INC.,
                   A DELAWARE CORPORATION, D/B/A HOME, INC.


                              BAILMENT AGREEMENT


Guaranty Federal Bank, F.S.B.
8333 Douglas Avenue
11th Floor
Dallas, Texas  75225
Attention:  W. James Meintjes


     Re: (1) "Austin Controlled Disbursement Account" shall mean that certain controlled disbursement account at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Control Disbursement Account-No. 294018508;
          (2) "Austin Funding Account - Wires" shall mean that certain account established by Borrower at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Funding Account - Wires No. 591055526;
          (3) "Austin Funding Account - Checks" shall mean that certain controlled disbursement account, established by Borrower at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Funding Account - Checks No. 294038096; and
          (4) "Austin Operating Account" shall mean that certain account established by Borrower at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Operating Account - No. 591044583.

Gentlemen:

     The undersigned, Frost National Bank ("Bank") understands and agrees that in connection with those certain loans ("Loans") have been made by Guaranty Federal Bank ("Secured Party") to HomeOwners Mortgage & Equity, Inc., a Delaware corporation, d/b/a Home, Inc. ("Borrower") which Loans would not be modified without the execution and delivery of this Bailee Agreement (the "Agreement") by Bank. Therefore, Bank hereby agrees with Secured Party and Borrower as follows:

     1. The Accounts and all sums contained in such Accounts, all renewals, replacements, substitutions and proceeds of the foregoing (collectively, the "Collateral") have been pledged to Secured Party by that certain Pledge Agreement (herein so called) dated as of September 24, 1997 by and between Borrower and Secured Party. Bank hereby agrees to act as the bailee solely and exclusively on behalf of Secured Party to allow Secured Party to perfect its first lien security interest in and to such Collateral which shall be the sole and exclusive security interest in such Collateral.

     2. Bank hereby waives and relinquishes any and all offset rights, security interests and/or liens to which Bank may be entitled to in and to the Collateral.

     3. Bank hereby agrees that upon notice of an Event of Default under any of the documents representing, evidencing or securing the Loans from Secured Party to Bank, Bank shall, upon demand of Secured Party, transfer any and all monies contained in the Accounts immediately to Secured Party and in the event any future monies are deposited in such Accounts after such notice, Bank shall immediately without the request of Secured Party wire transfer all such funds to Secured Party utilizing the wiring instructions previously delivered to Bank by Secured Party.

     EXECUTED AND AGREED TO effective as of, although not necessarily on, the date first written above.

                         BANK:

                         FROST NATIONAL BANK


                         By:  _______________________________
                              Name:
                              Title:


                         BORROWER:

                         HOMEOWNERS MORTGAGE & EQUITY, INC.,
                         a Delaware corporation, d/b/a HOME, INC.


                          By:  _______________________________
                               Tommy M. Parker,
                               Executive Vice President


                         SECURED PARTY:

                         GUARANTY FEDERAL BANK, F.S.B.,
                         a federal savings bank


                         By:  _______________________________
                              W. James Meintjes,
                              Vice President

STATE OF TEXAS    (S)
                  (S)
COUNTY OF DALLAS  (S)

     This instrument was ACKNOWLEDGED before me on the __ day of September, 1997, by ____________________, ____________________ of FROST NATIONAL BANK,
a ___________________, behalf of said bank.

[S E A L]                     _______________________
                              Notary Public, State of Texas

My Commission Expires:        _______________________
                              Printed Name of Notary

__________

STATE OF TEXAS    (S)
                  (S)
COUNTY OF DALLAS  (S)

     This instrument was ACKNOWLEDGED before me on the __ day of September, 1997, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC., on behalf of said corporation.

[S E A L]                     _______________________
                              Notary Public, State of Texas

My Commission Expires:        _______________________
                              Printed Name of Notary

__________


STATE OF TEXAS    (S)
                  (S)
COUNTY OF DALLAS  (S)

     This instrument was ACKNOWLEDGED before me on the __ day of September, 1997, by W. James Meintjes, Vice President of GUARANTY FEDERAL BANK, F.S.B., a federal savings bank, on behalf of said bank.

[S E A L]                     _______________________
                              Notary Public, State of Texas

My Commission Expires:        _______________________
                              Printed Name of Notary

__________

                                                                            [WH]
                                  EXHIBIT "J"

                            COMPLIANCE CERTIFICATE


     Reference is made to that certain First Amended and Restated Warehouse Loan Agreement dated as of SEPTEMBER 24, 1997 (the "LOAN AGREEMENT"), between HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC., a Delaware corporation ("BORROWER") and GUARANTY FEDERAL BANK, F.S.B. ("BANK"). Terms which are defined in the Loan Agreement and which are used but not defined herein shall have the meanings given them in the Loan Agreement. The undersigned, ______________________________ does hereby certify that he/she has made a thorough inquiry into all matters certified herein and, based upon such inquiry, experience, and the advice of counsel, does hereby further certify that:

     1.   He/she is the duly elected, qualified, and acting officer of Borrower.

     2. All representations and warranties made by Borrower in any Loan Document delivered on or before the date hereof are true on and as of the date hereof (except to the extent that the facts upon which such representations are based have been changed by the transactions contemplated in the Loan Agreement) as if such representations and warranties had been made as of the date hereof.

     3.   No Default or Event of Default exists on the date hereof.

     4. Borrower has performed and complied with all agreements and conditions required in the Loan Documents to be performed or complied with by it on or prior to the date hereof.

     5. Attached hereto is the COMPLIANCE SCHEDULE showing Borrower's compliance as of the date hereof with the requirements of ARTICLE VII of the Loan Agreement, Borrower's non-compliance as of the date hereof with the requirements Section(s) ________________________ of the Loan Agreement.

     6.   No Net Collateral Deficit exists.

     IN WITNESS WHEREOF, this instrument is executed by the undersigned as of ___________, 199__.


                              ___________________________________
                              ___________________, ______________
                                    Name                Title

STATE OF TEXAS      (S)
                    (S)
COUNTY OF TRAVIS    (S)


     This instrument was ACKNOWLEDGED before me the ____ day of __________, 199__, by _________________, in his/her capacity as ______________ of HOMEOWNERS
MORTGAGE & EQUITY, INC. D/B/A HOME, INC., a Delaware corporation, on behalf of said corporation.


                                    ________________________________
                                    Notary Public - State of Texas

My Commission expires:              ________________________________
                                    Printed Name of Notary
_____________________

                                 SCHEDULE J-1

Financial Covenants                 Required            Actual or
                                                        [IN COMPLIANCE]*


1) Limitation on Indebtedness
     of Borrower [7.1]:                                 [YES] or [NO] *

2) No Merger [7.2]:                                     [YES] or [NO] *

3) Fiscal Year Method of
     Accounting [7.3]:                                  [YES] or [NO] *

4) Lines of Business [7.4]:                             [YES] or [NO] *

5) Negative Pledge [7.5]:                               [YES] or [NO] *

6) Loans, Advances and
     Investments of Borrower
     and Affiliates [7.6]:                              [YES] or [NO] *

7) Operational Changes [7.7]:                           [YES] or [NO] *

8) Compliance with ERISA [7.8]:                         [YES] or [NO] *

9) GAAP Net Worth of Borrower      Not less than
     [7.9]:                        6.2(a) figure plus
                                   7.9(b) & (c)                 _______

10) Tangible Net Worth of          Not less than
     Borrower [7.10]:              HUD, FNMA, GNMA,
                                   FHLMC minimum                _______

11) Adjusted Tangible Net
     Worth of Borrower             Not less than the
     [7.11]:                       greater of (a) ATNW
                                   requirement for preceding
                                   quarter and (b) 80% of
                                   present ATNW                 _______

12) Total Liabilities to
     Adjusted Tangible Net         Not less than
     Worth [7.12]:                 5.0 to 1.0                   _______

13) Liquidity [7.13]:              Not less than
                                   $500,000.00                  _______

14) Management [7.14]:                                  [YES] or [NO] *

15) Interested Transactions [7.15]:                     [YES] or [NO] *

16) Transfer of Stock [7.16]:                           [YES] or [NO] *

17) Subsidiaries [7.17]:                                [YES] or [NO] *

18) Loss of Eligibility [7.18]:                         [YES] or [NO] *

19) Actions Mortgage Collateral [7.19]:                 [YES] or [NO] *


                      HOMEOWNERS MORTGAGE & EQUITY, INC.
                      D/B/A HOME, INC., a Delaware corporation


                      By:  _______________________________
                           __________________, ___________


______________________
        [Date]



STATE OF TEXAS      (S)
                    (S)
COUNTY OF TRAVIS    (S)


     This instrument was ACKNOWLEDGED before me the __ day of _________, 199__, by _________________, _________________ of HOMEOWNERS MORTGAGE & EQUITY, INC.
D/B/A HOME, INC., a Delaware corporation, on behalf of said corporation.


                              ________________________________
                              Notary Public - State of Texas

My Commission expires:        ________________________________
                              Printed Name of Notary
__________

                                       1